Exhibit 10.09
CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

TRIPLE NET SPACE LEASE
(SINGLE-TENANT)
between
395 PAGE MILL LLC,
a Delaware limited liability company,
as
LANDLORD
and
CLOUDERA, INC.,
a Delaware corporation,
as
TENANT
for
PREMISES
At
395 Page Mill Road
PALO ALTO, CALIFORNIA

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

TABLE OF CONTENTS
(continued)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

TABLE OF CONTENTS
(continued)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

This Triple Net Space Lease (the “Lease”), dated as of the date first written in the Summary of Basic Lease Information set forth in Article I below (the “Summary”), is made by and between 395 PAGE MILL LLC, a Delaware limited liability company (“Landlord”) and CLOUDERA, INC., a Delaware corporation (“Tenant”).

ARTICLE 1
SUMMARY OF BASIC LEASE INFORMATION

TERMS OF LEASE	DESCRIPTION
Effective Date:	September 6, 2016
Premises (Article II)
Premises:
The entire three (3) story building located at 395 Page Mill Road in Palo Alto, California containing an agreed upon 224,852 square feet of Rentable Area (as defined in Section 2.01 below) and shown on Exhibit A attached hereto.

Building:
The entire three (3) story building located at 395 Page Mill Road in Palo Alto, California containing an agreed upon 224,852 square feet of Rentable Area (as defined in Section 2.01 below) and shown on Exhibit A attached hereto.

Project:
The Project consists of the Building and the related real property more particularly described in Exhibit A attached hereto. The Project also includes in its Common Areas an approximately 209 car Parking Structure (the “Parking Structure”), together with any current or future additional surface parking lots and above or below ground parking structures thereon or therein (which, together with the Parking Structure are collectively the “Parking Facilities”. The Project is commonly referred to as “395 Page Mill Road,” and is depicted in Exhibit A.

Parking Spaces (Section 2.03):
An agreed upon 680 (which is based on three and two tenths (3.20) parking spaces per one thousand (1,000) square feet of gross measured area as determined pursuant to City of Palo Alto project approvals within the Premises) including the 209 parking spaces within the Parking Structure.

Lease Term (Article III).
Commencement Date:	July 1, 2017 or any earlier date that Tenant first commences business within the Premises, subject to the terms of Section 5.03(a) below.
Expiration Date:	The last day of the one hundred twenty-fifth (125th) month after the Commencement Date.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

TERMS OF LEASE	DESCRIPTION
Option(s) to Extend:
Tenant is given one (1) option to extend the Lease Term (the “Option to Extend”) for a period of eighty-four (84) months (the “Extended Term”) immediately following the date on which the initial Lease Term would otherwise expire.

Base Rent (Section 4.01):	Months	Total SF	Rent psf/mo	Monthly Rent
	Commencement Date-Month 12*	224,852	$7.25	$1,630,177.00
	13-24	224,852	$7.47	$1,679,082.31
	25-36	224,852	$7.69	$1,729,454.78
	37-48	224,852	$7.92	$1,781,338.42
	49-60	224,852	$8.16	$1,834,778.58
	61-72	224,852	$8.41	$1,889,821.93
	73-84	224,852	$8.66	$1,946,516.59
	85-96	224,852	$8.92	$2,004,912.09
	97-108	224,852	$9.19	$2,065,059.45
	109-120	224,852	$9.46	$2,127,011.23
	121-125	224,852	$9.75	$2,190,821.57
	* Notwithstanding anything herein to the contrary, the Base Rent for months 1-5 of the Lease Term are to be conditionally abated pursuant to the terms of Section 4.02 below.
Tenant’s Share (Section 4.05).	100%
Permitted Use (Article V):	General office, research and development and all other legally permitted uses
Broker (Section 17.23):	Landlord’s Broker: Newmark Knight Frank Cornish & Carey Commercial (Phil Mahoney) Tenant’s Broker: Newmark Knight Frank Cornish & Carey Commercial (Ben Stern and Jon Cannon).
Tenant’s Representative (Section 5.1 of Exhibit C):	Steve Hirai
Landlord’s Representative (Section 5.2 of Exhibit C):	Janette D’Elia

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

ARTICLE II
PREMISES
Section 2.01    Demise of Premises.
Landlord hereby leases to Tenant and Tenant leases from Landlord for the Lease Term, at the rental, and upon all of the terms and conditions set forth herein, certain premises described in the Summary (“Premises”), which Premises currently comprise all of that certain building described in the Summary (the “Building”) on real property situated at 395 Page Mill Road in the City of Palo Alto, County of Santa Clara, State of California. The Premises are more particularly described in Exhibit “A” attached hereto. Subject to the terms and conditions of this Lease, Landlord reserves the right to access and use the restrooms and janitor, telephone and electrical closets (as well as the space above any dropped ceilings) for cabling, wiring, pipes and other building system elements. The rentable square footage of the Premises and Building (the “Rentable Area”) has been determined and certified by Landlord’s architect by a method described as “dripline,” whereby the measurement encompasses the outermost perimeter of the constructed building, including every projection thereof and all area beneath each such projection, whether or not enclosed, with no deduction for any inward deviation of structure and with the measurement being made floor by floor, but beginning from the top of the Building. Subject to Landlord’s reasonable security measures, Applicable Laws (as defined in Section 5.02 below), emergencies and force majeure events and repair work being performed by Landlord, Landlord acknowledges and agrees that Tenant, its employees, agents, and invitees shall have access to the Premises and the Building twenty-four (24) hours a day, seven (7) days a week.
Section 2.02    Common Areas.
During the Lease Term, Tenant shall have the non-exclusive right to use the Common Areas (as defined below). Landlord reserves the right, in its sole discretion, to modify the Common Areas (including, without limitation, increasing or reducing the size thereof, adding or removing Project structures, facilities or other improvements, or changing the use, configuration and elements thereof), to designate certain areas for the exclusive use of Landlord, and to close or restrict access of certain areas from time to time for repair, maintenance or construction or to prevent a dedication thereof; provided that (i) Tenant nevertheless shall have direct access to the Premises (including access through the lobby of the Building and the elevators of the Building) and to parking areas serving the Building, and (ii) any such modifications, when completed, shall not unreasonably interfere with or restrict Tenant’s access to or possession or use of the Premises or the visibility of Tenant’s signage. Landlord further reserves the right to establish, repeal and amend from time to time reasonable rules and regulations for the use of the Common Areas and to grant easements or other rights to use the Common Areas to others; provided, however, that (A) no amendment to the rules and regulations shall (I) unreasonably interfere with or restrict Tenant’s access to or possession or use of the Premises, (II) be binding until Tenant has received at least ten (10) business days’ prior written notice of such rules and regulations, or (III) not apply retroactively; and (B) to the extent of any conflict between an express provision of this Lease (other than the attached Rules and Regulations) and such Common Areas rules and regulations, this Lease shall control. The “Common Areas” consists of: (i) the Parking Structure,

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

and (ii) all landscaping, sidewalks, walkways, driveways, curbs, Parking Facilities (including striping), roadways within the Project, sprinkler systems, lighting, surface water drainage systems, as well as additional or different facilities as Landlord may from time to time designate or install or make available for the use by Tenant in common with others.
Section 2.03    Parking.
The Parking Facilities set forth in the summary shall be made available to Tenant for Tenant’s exclusive use during any portion of the Lease Term and the Extended Term in which Tenant is the sole tenant of the Project, and on a non-exclusive basis during any portion of the Lease Term and the Extended Term when Tenant is not the sole tenant of the Project. Landlord shall have no liability for the use of any such parking spaces by anyone (besides Landlord) other than Tenant or Tenant’s visitors. In the event Landlord is required by any law to limit or control parking at the Building or the Project, whether by validation of parking tickets or any other method of assessment, Tenant, at its cost, agrees to participate in such validation or assessment program under such reasonable rules and regulations as are from time to time established by Landlord. Tenant shall pay no monthly or “per space” fee for the Parking Facilities and except as otherwise expressly provided herein, all costs and expenses associated with parking areas serving the Project shall be included in Operating Expenses. Tenant, at Tenant’s sole expense (which expense may be paid for out of the Tenant Improvement Allowance if so requested by Tenant pursuant to Section 2.03 of the Work Letter), may install between twelve (12) and twenty (20) dual electric vehicles charging stations at the Project based on the specification and at the approximate locations depicted on Schedule 1 attached hereto (the “Charging Stations”), provided that Tenant shall submit construction drawings to Landlord for such approval and such Charging Stations shall be subject to Landlord’s prior written consent to the size, actual location, design and materials of such Charging Stations, which consent shall not be unreasonably withheld. Tenant shall have the exclusive use of the Charging Stations during the Lease Term and Extended Term, and Tenant shall have the right to install signage on or about the Charging Stations indicating same. Upon the expiration or earlier termination of this Lease, Tenant shall remove some or all of the above-ground head and station portions of those Charging Stations (but Tenant not be required to remove the conducts or other below-ground infrastructure for such Charging Stations), as directed by Landlord, and return the relevant area to the condition in which it existed prior to installation of such Charging Stations. Tenant, at Tenant’s sole expense, may implement a valet parking system for the Parking Facilities at any time Tenant is the sole occupant of the Project and such system has received the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. In addition to the foregoing, Tenant shall have the right to re-stripe a portion of the Parking Facilities to designate (i) a certain number of parking spaces as “visitor” parking spaces, and (ii) a certain number of parking spaces for purposes of the Charging Stations.
Section 2.04    Tenant Improvement Allowance.
Landlord shall provide to Tenant a Tenant Improvement Allowance of Four Million Four Hundred Ninety-Seven Thousand Forty and 00/100 Dollars ($4,497,040.00) (i.e. $20.00 per square foot of Rentable Area in the Premises) (the “Tenant Improvement Allowance”) to be used for the Tenant Improvements as set forth in the Work Letter Agreement for Tenant

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Improvements and Interior Specification Standards attached hereto as Exhibit C (the “Work Letter”).
ARTICLE III
TERM
Section 3.01    Lease Term.
The term of this Lease (the “Lease Term”) shall commence on the Commencement Date set forth in the Summary, and shall expire, unless sooner terminated or extended as provided for herein, on the Expiration Date set forth in the Summary (the “Expiration Date”). Within thirty (30) days following the Commencement Date, Landlord and Tenant shall execute and deliver a Memorandum of Commencement of Lease Term substantially in the form attached hereto as Exhibit B as a confirmation of the information set forth therein.
Section 3.02    Option to Extend.
(a)    Exercise.
The Option to Extend set forth in the Summary may be exercised by Tenant, if at all, only by delivery of irrevocable written notice (the “Option Notice”) to Landlord given not more than twelve (12) months nor less than nine (9) months prior to the end of the initial Lease Term; provided, however, if, as of the date of delivery of the Option Notice or any day thereafter on or before the last day of the initial Lease Term, Tenant (i) has received a written notice of a Tenant default hereunder which default remains uncured, (ii) has assigned this Lease to anyone other than an Affiliate (as defined in Section 11.02 below), (iii) is currently subletting more than fifty percent (50%) of the Premises to anyone other than an Affiliate, or (iv) has previously been in default under this Lease three (3) or more times, then, at the sole option of Landlord, the Option Notice shall be null and void and of no force or effect, and this Lease shall expire on the last day of the initial Lease Term, if not sooner terminated. Furthermore, it is understood and agreed that the Option to Extend contemplated in this Section 3.02 is personal to the originally named Tenant and any Affiliate (as hereinafter defined) and are not transferable without the prior written consent of Landlord.
(b)    Extended Term Rent.
In the event Tenant exercises Tenant’s Option to Extend set forth herein, all the terms and conditions of this Lease shall continue to apply during the Extended Term, except that the Base Rent payable by Tenant during the Extended Term shall be equal to one hundred percent (100%) of Fair Market Rent (as defined below), as determined pursuant to Section 3.02(c) below. “Fair Market Rent” shall equal to the annual rent per rentable square foot (including additional rent and considering any “base year” or “expense stop” applicable thereto), including all escalations, at which tenants (pursuant to leases consummated within the twelve (12) month period preceding the first day of the Extended Term) are leasing non-sublease, non-encumbered, non-equity space which is not significantly greater or smaller in size than the subject space, for a comparable lease term, in an arm’s length transaction, which comparable space is located in the “Comparable Buildings,” as that term is defined in this Section 3.02(b), below (transactions satisfying the foregoing criteria shall be known as the “Comparable Transactions”), taking into consideration the following concessions (the “Concessions”): (a) rental abatement concessions, if any, being granted such tenants in connection with such comparable space; (b) tenant improvements or allowances provided or to be provided for such comparable space, and taking into account the value, if any, of the existing improvements in the subject space, such value to be based upon the age, condition, design, quality of finishes and layout of the improvements and the extent to which the same can be utilized by a general office user other than Tenant; and (c) other reasonable monetary concessions being granted such tenants in connection with such comparable space. The Fair Market Rent shall additionally include a determination as to whether, and if so to what extent, Tenant must provide Landlord with financial security, such as a letter of credit or guaranty, for Tenant’s Rent obligations in connection with Tenant’s lease of the Premises during the Extended Term. Such determination shall be made by reviewing the extent of financial security then generally being imposed in Comparable Transactions from tenants of comparable financial condition and credit history to the then existing financial condition and credit history of Tenant (with appropriate adjustments to account for differences in the then-existing financial condition of Tenant and such other tenants). The Concessions (A) shall be reflected in the effective rental rate (which effective rental rate shall take into consideration the total dollar value of such Concessions as amortized on a straight-line basis over the applicable term of the Comparable Transaction (in which case such Concessions evidenced in the effective rental rate shall not be granted to Tenant)) payable by Tenant, or (B) at Landlord’s election, all such Concessions shall be granted to Tenant in kind. The term “Comparable Buildings” shall mean the Building and those other office buildings located in the greater Palo Alto – Menlo Park office market.
(c)    Determination of Fair Market Rent.
(i)    Negotiation. If Tenant timely and properly exercises the Option to Extend, then, within the first thirty (30) days following the date of delivery of the Option Notice (the “Negotiation Period”), the parties shall meet in good faith to negotiate the Base Rent for the Premises during the Extended Term. If, during the Negotiation Period, the parties agree on the Base Rent for the Premises during the Extended Term, then such agreed amount shall be the Base Rent payable by Tenant during the Extended Term.
(d)    Arbitration.
In the event that the parties are unable to agree on the Base Rent for the Premises within the Negotiation Period, then within ten (10) days after the expiration of the Negotiation Period, each party shall separately designate to the other in writing and engage an appraiser to make this determination. Each appraiser designated shall be either a real estate broker or appraiser who shall have been active over the five (5) year period ending on the date of such appointment in the leasing or appraisal, as the case may be, of commercial corporate campuses in Palo Alto, California. The failure of either party to appoint an appraiser within the time allowed shall be deemed equivalent to appointing the appraiser appointed by the other party, who shall then determine the Fair Market Rent for the Premises for the Extended Term. Within five (5) business days of their appointment, the two designated appraisers shall jointly designate a third similarly qualified appraiser. The third similarly qualified appraiser shall not have worked in any capacity for either party over the immediately preceding five (5) year period. Within thirty (30) days after their appointment, each of the two appraisers appointed by the parties shall submit to the third appraiser a sealed envelope containing such appointed appraiser’s good faith determination of the Fair Market Rent for the Premises for the Extended Term; concurrently with such delivery, each such appraiser shall deliver a copy of his or her determination to the other appraiser. The third appraiser shall, within ten (10) days following receipt of such submissions, then determine which of the two appraisers’ determinations most closely reflects Fair Market Rent. The determination selected by the third appraiser shall be deemed to be the Fair Market Rent for the Premises during the Extended Term. The third appraiser shall have no rights to adjust, amend or otherwise alter the determinations made by the appraisers selected by the parties, but must select one or the other of such appraisers’ submissions. The determination most closely reflecting the third appraiser’s determination shall be final and binding upon the parties. Said third appraiser shall, upon selecting the determination which most closely resembles Fair Market Rent, concurrently notify both parties hereto in writing. Each party shall be solely responsible to pay the fees and costs of the appraiser that it appointed and the parties shall share the fees and costs of the third appraiser equally. If the Extended Term begins prior to the determination of Fair Market Rent, Tenant shall pay monthly installments of Base Rent equal to one hundred three percent (103%) of the monthly installment of Base Rent in effect for the last year of the initial Lease Term. Once a determination is made, any over payment or under payment of Base Rent by Tenant shall be reimbursed as a credit against, or paid by adding to, the monthly installment of Base Rent next falling due.
ARTICLE IV
RENT; TRIPLE NET LEASE
Section 4.01    Base Rent.
Commencing on the Commencement Date and continuing throughout the Lease Term (except during the Base Rent Abatement Period described in Section 4.02 below), Tenant shall pay to Landlord, without prior notice or demand, base rent (“Base Rent”) as set forth in the Summary, which shall be payable in monthly installments, in advance, on or before the first day of each calendar month of the Lease Term. In the event that any month in the Lease Term begins on a day other than the first (1st) day of a month, the Base Rent and Additional Rent for such month shall be multiplied by a fraction, the numerator of which shall be the number of days in such month during the Lease Term and the denominator of which shall be number of days in such calendar month (e.g., if the Lease Term commences September 14, the fraction for such month shall be 17/30). Notwithstanding the foregoing, upon Tenant’s execution and delivery of this Lease to Landlord, Tenant shall pay to Landlord (i) Base Rent for the sixth (6th) month of the Lease Term equal to One Million Six Hundred Thirty Thousand One Hundred Seventy-Seven and 00/100 Dollars ($1,630,177.00)), and (ii) Additional Rent for the fourth (4th) month of the Lease Term equal to Two Hundred Fifteen Thousand Eight Hundred Fifty-Seven and 92/100 Dollars ($215,857.92), for a total aggregate initial payment to Landlord of One Million Eight Hundred Forty-Six Thousand Thirty-Four and 92/100 Dollars ($1,846,034.92) (together, the “Initial Rent”).

Section 4.02    Abatement Period.
Notwithstanding anything herein to the contrary, Landlord and Tenant acknowledge and agree that Tenant shall not pay Base Rent hereunder for months one through five of the Lease Term (the “Base Rent Abatement Period”), as is shown in the “Base Rent” portion of the Summary; provided, however, that if at any time during the Lease Term Tenant is in default under the terms of this Lease (beyond any applicable notice and cure periods provided for herein), Landlord’s agreement to waive payment of the Base Rent during the Base Rent Abatement Period shall be immediately revoked without further notice to Tenant and any previous waiver of Base Rent by Landlord shall be null and void. In the event of a default by Tenant under this Lease (beyond any applicable notice and cure period provided for herein), in addition to all other remedies in connection therewith, Landlord shall have the right to demand immediate payment of any and all Base Rent which would have been due and payable in accordance with this Lease absent the waiver contained in this Section 4.02; provided, however, that any such amount payable to Landlord shall be prorated based on the number of years remaining on the Lease Term (e.g., if five (5) years are remaining in the Lease Term, Tenant would pay to Landlord one-half (1/2) of the total amount of the abated rent).
Section 4.03    Payment of Rent.
This Lease is what is commonly called an “Absolute Triple Net Lease,” it being understood that, except where and to the extent that Base Rent and/or Additional Rent is waived or abated by Landlord under the express terms of this Lease, Landlord shall receive the Base Rent set forth in Section 4.01 free and clear of, and in addition to, any and all expenses, costs, impositions, taxes, assessments, liens or charges of any nature whatsoever. Tenant shall pay all Rent in lawful money of the United States of America to Landlord at the notice address stated herein or to such other persons or at such other places as Landlord may designate in writing on or before the due date specified for same without prior demand, set-off or deduction of any nature whatsoever. It is the intention of the parties hereto that this Lease shall not be terminable for any reason by Tenant and that Tenant shall in no event be entitled to any abatement of or reduction in Rent payable under this Lease, except as herein expressly provided in Section 4.02 above and Articles VIII and XIII concerning destruction and condemnation. Any present or future law to the contrary shall not alter this agreement of the parties.
Section 4.04    Additional Rent.
In addition to the Base Rent referenced in Section 4.01, commencing on the first day of the fourth (4th) month of the Lease Term and continuing throughout the Lease Term, except as waived or abated by Landlord under the express terms of this Lease, Tenant shall pay (i) Tenant’s Share of Operating Expenses; (ii) Tenant’s Share of Insurance Expenses; (iii) Tenant’s Share of Real Estate Taxes; and (iv) a management fee (the “Management Fee”), payable on a monthly basis, in advance, at the same time and in the same manner applicable to monthly installments of Base Rent, in an amount equal to three percent (3.0%) of the then applicable monthly installment of Base Rent (for the purposes of this Section 4.04, the Base Rent due hereunder for each month during the Base Rent Abatement Period of the Lease Term shall be deemed to be One Million Six Hundred Thirty Thousand One Hundred Seventy-Seven and 00/100 Dollars ($1,630,177.00) per

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

month) for the first sixty (60) months of the Lease Term and two percent (2.0%) of the then applicable monthly installment of Base Rent for the remainder of the Lease Term. All of the foregoing payments, together with any and all other amounts (other than Base Rent), whether or not contemplated, payable by Tenant pursuant to the terms of this Lease are referred to herein, collectively, as “Additional Rent,” and Base Rent and Additional Rent are referred to herein, collectively, as “Rent.”
Section 4.05    Operating Expenses; Insurance Expenses; Real Estate Taxes.
(a)    Definitions.
“Operating Expenses” shall mean all expenses, costs and amounts of every kind and nature (other than Insurance Expenses and Real Estate Taxes) other than those excluded pursuant to the terms of Section 4.05(d) below which Landlord pays or accrues (whether obligated to do so or undertaken at Landlord’s discretion) during any calendar year during the Lease Term because of or in connection with the operation, management, maintenance, security, repair, replacement and restoration of (1) the Project, and (2) the Building, or any portion thereof, including the Common Areas. Without limiting the generality of the foregoing, Operating Expenses shall specifically include any and all of the following:
(i)    With respect to the Project, any and all costs and expenses charged to Landlord as owner of the Project, including, but not limited to, costs and expenses of operating, cleaning, lighting, maintaining, repairing and replacing all Project Common Areas improvements and elements (including, without limitation, light poles and fixtures, storm and sanitary sewers, parking lots, driveways and roads); and
(ii)    With respect to the Building (or any portion thereof) or the Project to the extent such costs are incurred by Landlord and not otherwise included pursuant to item (i) above, all costs and expenses of cleaning, lighting, maintaining, repairing and replacing all improvements and elements (including, without limitation, light poles and fixtures, parking lots, driveways and roads, storm and sanitary systems; costs of removal of trash, rubbish, garbage and other refuse; costs of painting of exterior and interior walls; costs of removal of graffiti; costs of maintaining landscaping; costs of providing security systems and personnel to the extent Landlord determines in its discretion to do so; fire protection and fire hydrant charges (including fire protection system signaling devices now or hereafter required, and the costs of maintaining of same); water and sewer charges; utility charges; license and permit fees necessary to operate and maintain the Building or the Project; costs of supplies, tools and materials purchased or rented for the exclusive use of the Building or Project and used in the operation and maintenance of the Building or the Project and the Common Areas; the cost (or the reasonable depreciation of the cost) of equipment used in the operation and maintenance of the Building or the Project and the Common Areas (which shall be expensed or amortized, respectively, by Landlord in its good faith discretion using generally accepted accounting principles) and rent paid for leasing any such equipment; reasonable cost of on-site or off-site space for the storage of any and all items used in conjunction with the operation, management, maintenance and repair of the Project or Building (including, without limitation, tools, machinery, records, decorations, tables, benches, supplies and meters); the cost of making all improvements which are intended to reduce

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Operating Expenses or to increase public safety as required by any Applicable Laws (but only to the extent of such savings over the Lease Term), or improvements which may be then required by governmental authority, laws, statutes, ordinances and/or regulations; the cost of all licenses, certificates, permits and inspections; the reasonable cost of contesting any governmental enactments which may affect Operating Expenses; reasonable costs incurred to comply with any transportation demand management program, any present or anticipated conservation program or any other required governmental program; payments under any easement, license, operating agreement, declaration, restrictive covenant, or instrument pertaining to the sharing of costs by the Building or the Project; costs, fees, charges or assessments imposed by, or resulting from any mandate imposed on Landlord by, any federal, state or local government for fire and police protection, trash removal, community services, or other services which do not constitute Real Estate Taxes hereunder; total compensation and benefits (including premiums for workers’ compensation and other insurance, except to the extent such premiums are included in Insurance Expenses) paid to or on behalf of Landlord’s employees, agents, consultants and contractors below the grade of building manager, including, without limitation, full or part time on-site management or maintenance personnel. Notwithstanding the above, if Tenant’s Share of the cost of any particular capital expenditure to the Building or Common Area exceeds Fifty Thousand and No/100 Dollars ($50,000.00), then such cost, together with interest thereon at the rate actually charged Landlord by any lender or, if no such interest is relevant, with interest thereon at an interest rate equal to the Agreed Rate (as defined in Section 17.02 below), shall be amortized over its useful life, and the amount includible in Operating Expenses shall be limited to the monthly amortized cost thereof. The determination of what constitutes a capital expenditure and the useful life applicable thereto shall be made by Landlord in its good faith discretion using generally accepted accounting principles.
“Insurance Expenses” shall mean all expenses, costs and amounts of every kind and nature which Landlord pays or accrues (whether obligated to do so or undertaken at Landlord’s discretion) during any calendar year during the Lease Term because of or with respect to insurance carried by Landlord in connection with the Building or the Project, including, without limitation, all insurance described in Sections 7.01 and 7.03 below.
“Real Estate Taxes” shall mean all federal, state, county, or local governmental or municipal taxes, fees, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary (including, without limitation, real estate taxes, general and special assessments, transit taxes, business taxes, leasehold taxes or taxes based upon the receipt of rent, including gross receipts or sales taxes applicable to the receipt of rent, unless required to be paid by Tenant, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used in connection with the Project, or any portion thereof), which shall be paid or accrued during any calendar year (without regard to any different fiscal year used by such governmental or municipal authority) because of or in connection with the ownership, leasing and operation of the Project, or any portion thereof. Notwithstanding anything to the contrary contained herein, “Real Estate Taxes” shall not include: (i) any net income taxes, franchise taxes, or any succession, estate or inheritance taxes of Landlord; or (ii) any penalties, interest, or other charges imposed as a result of Landlord’s late payment or non-payment of any Real Estate Taxes

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unless such failure is a direct result of Tenant’s failure to pay Landlord Real Estate Taxes as and when due hereunder.
(b)    Intentionally Deleted.
(c)    Payment.
Commencing on the first day of the fourth (4th) month after the Commencement Date, and continuing through the Lease Term, Tenant shall pay, on the first day of each calendar month, monthly installments of Tenant’s Share of Operating Expenses, Tenant’s Share of Insurance Expenses and Tenant’s Share of Real Estate Taxes in amounts set forth in a written estimate by Landlord. Landlord shall have the right to revise its estimate from time to time during a particular calendar year and, commencing with Tenant’s next installment of Base Rent due, Tenant thereafter shall pay such amounts set forth in such revised estimate (which may include an additional monthly amount based upon any shortfall in Landlord’s previous estimate). Landlord shall endeavor to furnish to Tenant a statement (hereinafter referred to as “Landlord’s Statement”), within one hundred twenty (120) days after the end of each calendar year, which shall set forth the actual amounts of Tenant’s Share of Operating Expenses, Tenant’s Share of Insurance Expenses and Tenant’s Share of Real Estate Taxes for such preceding calendar year. In the event that the actual amounts of Tenant’s Share of Operating Expenses, Tenant’s Share of Insurance Expenses and Tenant’s Share of Real Estate Taxes for such preceding calendar year exceed the estimated amounts paid by Tenant with respect to each of Tenant’s Share during such preceding calendar year, then Tenant shall pay to Landlord, as Additional Rent, the entire amount of such excess within thirty (30) days after receipt of Landlord’s Statement. In the event that the actual amounts of Tenant’s Share of Operating Expenses, Tenant’s Share of Insurance Expenses and Tenant’s Share of Real Estate Taxes for such preceding calendar year are less than the estimated amounts paid by Tenant with respect to each of Tenant’s Shares during such preceding calendar year, then Landlord shall apply such difference as a credit to Additional Rent next falling due (or if the Lease Term has expired or terminated and there remains no money due to Landlord, then Landlord shall remit to Tenant the amount of such excess within sixty (60) days of the expiration or earlier termination of the Lease. Tenant’s Share of Operating Expenses, Tenant’s Share of Insurance Expenses and Tenant’s Share of Real Estate Taxes for the ensuing estimation period shall be adjusted upward or downward based upon Landlord’s Statement.
(d)    Exclusions.
For purposes of this Lease, the term Operating Expenses shall not include (and Tenant shall have no liability for) any of the following:
(i)    Landlord’s non-cash charges, such as depreciation (except for the amortization of capital items as described in Section 4.05(a) above),
(ii)    any payments of points, interest or principal relating to any debt secured by the Premises,
(iii)    costs associated with the operation of the business of the ownership or entity which constitutes “Landlord,” as distinguished from the costs of Premises

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

operations, including, but not limited to, partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee (except as the actions of Tenant may be in issue), costs of selling syndicating, financing, mortgaging or hypothecating any of Landlord’s interest in the Premises, costs of any disputes between Landlord and its employee (if any) not engaged in Premises operation, or outside fees paid in connection with disputes with other tenants,
(iv)    legal fees, space planners’ fees, real estate brokers’ leasing commissions, and advertising expenses incurred in connection with leasing of the Premises,
(v)    costs for which Landlord is reimbursed by its insurance carrier or any tenant’s insurance carrier,
(vi)    costs incurred to remove, remedy, contain or treat any Hazardous Materials (as defined in Section 17.21(a) below) existing at the Project prior to the Commencement Date, except to the extent that such costs result from the acts or omissions of Tenant or any of Tenant’s Parties (as defined in Section 7.07 below); provided, however, that nothing herein shall be deemed to modify or lessen the obligations of Tenant pursuant to Section 17.21 of this Lease,
(vii)    any bad debt loss, rent loss or reserves for bad debts or rent loss,
(viii)    costs of a capital nature, including, without limitation, capital improvements and replacements, capital repairs, capital equipment and capital tools, unless such costs are amortized pursuant to the terms of Subsection 4.05(a) above,
(ix)    any interest or late fee resulting from any failure of Landlord to pay any item of Operating Expense when it would have been due without such interest or late fee, provided, however, that nothing herein shall be deemed from precluding Landlord from passing through to Tenant as an Operating Expense any cost associated with paying Operating Expenses on any permitted installment or other periodic basis, even if such payment basis results in an increase in the Operating Expense in question,
(x)    overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for such services in the Premises to the extent the same exceeds the costs of such services rendered by unaffiliated third parties on a competitive basis.
(xi)    costs of repairs or rebuilding necessitated by condemnation,
(xii)    space planning fees and commissions,
(xiii)    expenses for repairs, replacements or improvements to the extent such expenses are covered by warranties from contractors or suppliers,
(xiv)    costs incurred due to Landlord’s violation of any terms and conditions of this Lease or of any Applicable Laws (as defined in Section 5.02 below) in effect prior to the date the relevant improvement in the Common Area was built,

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(xv)    costs or repairs or other work occasioned by fire, earthquake, windstorm or other casualty, except for a reasonable deductible under any insurance policy, and
(xvi)    reserves of any kind.
It is understood that Operating Expenses shall be reduced by all cash discounts, trade discounts, or quantity discounts received by Landlord or Landlord’s managing agent in the purchase of any goods, utilities, or services in connection with the operation of the Premises. In the calculation of any expenses hereunder, it is understood that Landlord will not charge Tenant more than one hundred percent (100%) of any Operating Expense due hereunder.
Section 4.06    Tenant’s Right to Review Supporting Data.
(a)    Exercise of Right by Tenant.
Provided Tenant has not received written notice of a Tenant default from Landlord under this Lease and such default has not yet been cured, and provided further that Tenant strictly complies with the provisions of this Section 4.06, Tenant shall have the right to reasonably review supporting data for any portion of a Landlord’s Statement that Tenant claims is incorrect. In order for Tenant to exercise its right under this Section 4.06, Tenant shall, within one hundred twenty (120) days after any Landlord’s Statement is received, deliver a written notice to Landlord specifying the portions of such Landlord’s Statement that are claimed to be incorrect, and Tenant shall simultaneously pay to Landlord all amounts due from Tenant to Landlord as specified in such Landlord’s Statement if such amounts have not previously been paid. Except as expressly set forth in Section 4.06(c) below, in no event shall Tenant be entitled to withhold, deduct, or offset any monetary obligation of Tenant to Landlord under this Lease, including, without limitation, Tenant’s obligation to make all Base Rent payments and all payments of Additional Rent pending the completion of, and regardless of the results of, any review under this Section 4.06. The right to review granted to Tenant under this Section 4.06 may only be exercised once for any Landlord’s Statement.
(b)    Procedures for Review.
Tenant agrees that any review of supporting data under this Section shall occur at such location at which Landlord’s records for the Building or the Project are then located; provided that such location shall be in and around the San Francisco Bay Area. Any review and audit of the supporting data under this Section shall occur at such location and at such time during Landlord’s normal business hours on such days (“Access Days”) during the thirty (30) day period after Tenant’s delivery of its Audit Notice as Landlord shall reasonable designate (the “Review Period”). Any review to be conducted by Tenant under this Section 4.06 shall be at the sole expense of Tenant and shall be conducted by a firm of certified public accountants of national standing, or a professional services real estate firm that provides operating expense review service on a non-contingency fee basis. Tenant acknowledges and agrees that any supporting data reviewed under this Section 4.06 shall constitute confidential information of Landlord, which shall not be disclosed to anyone other than the accountants performing the review and the management of Tenant who receive the results of the review.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Except (i) to the extent required by law, (ii) in connection with any legal proceeding concerning this Lease, or (iii) to the extent such information or results are otherwise publicly available, the disclosure of such information or results of the review to any other person, whether or not caused by the conduct of Tenant, shall constitute a material breach of this Lease. Tenant shall deliver the results of its audit and review (“Audit Report”) to Landlord within the thirty (30) day period after the last Access Day designated by Landlord.
(c)    Resolution of Disputes Regarding Operating Expenses, Insurance Expenses and Real Estate Taxes.
Any errors disclosed by the Audit Report under this Section shall be promptly corrected (in which case Landlord will provide a revised Landlord’s Statement within fifteen (15) days after receipt of Tenant’s Audit Report), provided that Landlord shall have the right to cause another review of the supporting data to be made by a firm of certified public accountants of Landlord’s choice. In the event of a disagreement between the two accounting firms, the two accounting firms shall promptly agree on a third independent accountant who shall decide each item of disagreement and whose decision shall be deemed to be correct, final and binding on both Landlord and Tenant (“Final Accounting”). If the two accounting firms fail to select the independent accountant within thirty (30) days after Landlord’s accounting firm completes its review, Landlord or Tenant may apply to the presiding judge of the Superior Court to appoint such independent accountant. If the audit and review process described above results in a determination that Tenant has overpaid obligations for a preceding period, the amount of such overpayment plus interest at the Agreed Rate shall be credited against Tenant’s subsequent installment obligations to pay its share of rent or, if the Lease has terminated or expired, paid in cash to Tenant within thirty (30) days after the determination of overpayment is delivered to Landlord. In the event that such results show that Tenant has underpaid its obligations for a preceding period, the amount of such underpayment shall be paid by Tenant to Landlord with the next succeeding installment obligation of Additional Rent or, if the Lease has terminated or expired, in cash within thirty (30) days after the determination of underpayment is delivered to Tenant. Each party shall pay all the costs, and expenses of its chosen accounting firm and one half of the costs and expenses of the independent accountant, if any, or if the Final Accounting results in a difference from Landlord’s Statement of more than five percent (5%), then Landlord shall pay the costs and expenses of the audit and review. If the Final Accounting results in a difference from Landlord’s Statement of less than five percent (5%), then Tenant shall pay the costs and expenses of the audit and review. The payment by Tenant of any amounts pursuant to this Article IV shall not preclude Tenant from questioning, during the Review Period, the correctness of the particular Landlord’s Statement in question provided by Landlord, but the failure of Tenant to object thereto, conduct and complete its inspection and conduct the audit as described above prior to the expiration of the Review Period for such Landlord’s Statement shall be conclusively deemed Tenant’s approval of the Landlord’s Statement in question and the amount of Operating Expenses and other Additional Rent, as the case may be, shown thereon.
(d)    Effect of Tenant’s Default.
In the event that Landlord provides Tenant with written notice that Tenant is in default of its obligations under this Lease at any time during the pendency of a review of

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records under this Section 4.06, said right to review shall immediately cease until such default is cured by Tenant.
Section 4.07    Letter of Credit Security.
(a)    Deposit of Letter of Credit Security.
Tenant shall deposit with Landlord, within five (5) days after the execution of this Lease, an unconditional, irrevocable letter of credit (“Letter of Credit”) on a form reasonably acceptable to Landlord and, if required, Landlord’s lender(s), and in favor of Beneficiary, defined below, in the initial amount of [***] but subject to potential [***] pursuant to the terms of Section 4.07(g) below (the “Letter of Credit Security”). “Beneficiary,” as used herein refers to either: (x) Landlord as beneficiary, or (y) if required by Landlord’s lender(s), Landlord and Landlord’s lender(s) as co-beneficiaries under the Letter of Credit Security. If Landlord’s lender requires that it be a co-beneficiary of the Letter of Credit Security then Tenant, upon Landlord’s request, shall execute and deliver a Tri-Party Agreement in the form of Schedule 2 attached hereto. The Letter of Credit Security shall: (i) be issued by a commercial money center bank reasonably satisfactory to Landlord with retail branches in San Francisco, California (the “Issuer”); (ii) be a standby, at-sight, irrevocable letter of credit; (iii) be payable to Beneficiary; (iv) permit multiple, partial draws; (v) provide that any draw on the Letter of Credit Security shall be made upon receipt by the Issuer of a sight draft accompanied by a letter from Landlord stating that Landlord is entitled to draw on the Letter of Credit Security in the amount of such draw pursuant to the provisions of this Lease; (vi) provide for automatic annual extensions, without amendment (so-called “evergreen” provision) with a final expiry date no sooner than ninety (90) days after the end of the Lease Term; (vii) be governed by the Uniform Customs and Practice for Documentary Credits (2007 revisions) International Chamber of Commerce Publication 600; and (viii) be cancelable if, and only if, Issuer delivers to Beneficiary no less than sixty (60) days advance written notice of Issuer’s intent to cancel. Tenant shall pay all costs, expenses, points and/or fees incurred by Tenant in obtaining the Letter of Credit Security. For purposes of this Lease, Silicon Valley Bank is hereby approved as an Issuer for purposes of the initial Letter of Credit.
(b)    Landlord’s Right to Draw on Letter of Credit Security.
The Letter of Credit Security shall be held by Landlord as security for the performance of all of Tenant’s obligations pursuant to this Lease. Landlord shall have the immediate right to draw upon the Letter of Credit Security, in whole or in part and without prior notice to Tenant, other than as required under this Lease, at any time and from time to time: (1) if a default occurs under this Lease (beyond any applicable notice and cure period), or (2) Tenant either files a voluntary bankruptcy petition or an involuntary bankruptcy petition is filed against Tenant by an entity or entities other than Landlord, under 11 U.S.C. §101 et seq., or Tenant executes an assignment for the benefit of creditors. No condition or term of this Lease shall be deemed to render the Letter of Credit Security conditional, thereby justifying the Issuer of the Letter of Credit Security in failing to honor a drawing upon such Letter of Credit Security in a timely manner. The Letter of Credit Security and its proceeds shall constitute Landlord’s sole and separate property (and not Tenant’s property or, in the event of a bankruptcy filing by or against

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Tenant, property of Tenant’s bankruptcy estate) and Landlord may immediately upon any draw (and without notice to Tenant) apply or offset the proceeds of the Letter of Credit Security against: (A) any amounts payable by Tenant under the Lease that are not paid when due, after the expiration of any applicable notice and cure period; (B) all losses and damages that Landlord has suffered or may reasonably estimate that it may suffer as a result of any default (after the expiration of any applicable notice and cure period, unless Landlord is stayed by operation of law from giving such notice and cure period) by Tenant under this Lease, including any damages arising under Section 1951.2 of the California Civil Code for rent due following termination of this Lease; (C) any costs incurred by Landlord in connection with Tenant’s default (after expiration of any applicable notice and cure period, unless Landlord is stayed by operation of law from giving such notice and cure period) under this Lease (including reasonable attorney’s fees); and (D) any other amount that Landlord may spend or become obligated to spend by reason of Tenant’s default under this Lease but in no event in excess of amounts to which the Landlord would be entitled under the law. If any portion of the Letter of Credit Security is so drawn upon or applied, Tenant shall, within five (5) business days after written demand therefor, deposit cash with Issuer in an amount sufficient to restore the Letter of Credit Security to its original amount; Tenant’s failure to do so shall be a default by Tenant. It is expressly understood that Landlord shall be relying on Issuer rather than Tenant for the timely payment of proceeds under the Letter of Credit Security and the rights of Landlord pursuant to this Section are in addition to any rights which Landlord may have against Tenant pursuant to Article XII below. Landlord shall not be required to keep the proceeds from the Letter of Credit Security separate from Landlord’s general funds or be deemed a trustee of same.
(c)    Replacement Letter of Credit Security.
If, for any reason whatsoever, the Letter of Credit Security becomes subject to cancellation or expiration during the Lease Term, within forty-five (45) days prior to expiration of the Letter of Credit Security, Tenant shall cause the Issuer or another bank satisfying the conditions of Section 4.07(a) above to issue and deliver to Landlord a Letter of Credit Security to replace the expiring Letter of Credit Security (the “Replacement Letter of Credit Security”). The Replacement Letter of Credit Security shall be in the same amount as the original Letter of Credit Security (subject to the terms of Section 4.07(g) below) and shall be on the terms and conditions set forth in Sections 4.07(a), (i) through (viii) above. Failure of Tenant to cause the Replacement Letter of Credit Security to be issued forty-five (45) days prior to the then pending expiration or cancellation shall entitle Landlord to fully draw down on the existing Letter of Credit Security and, at Landlord’s election, shall be an event of default under this Lease without any relevant notice and cure period.
(d)    Transfer of Beneficiary.
During the Lease Term Landlord may transfer its interest in the Lease or Landlord’s lender may change. Landlord may request a change to Beneficiary under the Letter of Credit Security to the successor of Landlord and/or Landlord’s lender (the “Transferee”). Tenant agrees to cooperate and to cause Issuer, at Landlord’s cost (not to exceed Five Hundred Dollars ($500)), to timely issue a new Letter of Credit Security on the same terms and conditions as the original Letter of Credit Security, except that the new Letter of Credit Security shall be payable

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to the Transferee. Landlord shall surrender the existing Letter of Credit Security to Tenant simultaneously with Tenant’s delivery of the new Letter of Credit Security to Transferee.
(e)    Return of the Letter of Credit Security.
The Letter of Credit Security or any balance thereof shall be returned (without interest) to Tenant (or, at Tenant’s option, to the last assignee of Tenant’s interests hereunder) within thirty (30) days after the expiration or earlier termination of the Lease and after Tenant has vacated the Premises and surrendered possession; provided that if prior to the Expiration Date a voluntary bankruptcy provision is filed by Tenant, or an involuntary bankruptcy is filed against Tenant by any of Tenant’s creditors other than Landlord, under 11 U.S.C. § 101 et seq., or Tenant executes an assignment for the benefit of creditors, then Landlord shall not be obligated to return the Letter of Credit Security or any proceeds of the Letter of Credit Security until all statutes of limitations for any preference avoidance statutes applicable to such bankruptcy or assignment for the benefit of creditors have elapsed or the bankruptcy court or assignee, whichever is applicable, has executed a binding release releasing Landlord of any and all liability for the preferential transfers relating to payments made under this Lease, and Landlord may retain and offset against any remaining Letter of Credit Security proceeds the full amount Landlord is required to pay to any third party on account of preferential transfers relating to this Lease. Landlord agrees it will cooperate in providing Issuer with a letter of cancellation or such other reasonable documentation as Issuer requests to effect the return and extinguishment of the credit issued under the Letter of Credit Security.
(f)    Acknowledgment of Parties.
Landlord and Tenant (a) acknowledge and agree that in no event or circumstance shall the Letter of Credit Security or any renewal thereof or substitute therefor or any proceeds thereof be deemed to be or treated as a “security deposit” under any law applicable to security deposits in the commercial context, including, but not limited to Section 1950.7 of the California Civil Code, as such Section now exists or as it may be hereafter amended or succeeded (the “Security Deposit Laws”), (b) acknowledge and agree that the Letter of Credit Security (including any renewal thereof or substitute therefor or any proceeds thereof) is not intended to serve as a security deposit, and the Security Deposit Laws shall have no applicability or relevancy thereto, and (c) waive any and all rights, duties and obligations that any such party may now, or in the future will, have relating to or arising from the Security Deposit Laws. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code and all other provisions of law, now or hereafter in effect, which (i) establish the time frame by which a Landlord must refund a security deposit under a lease, and/or (ii) provide that a Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by a Tenant or to clean the premises, it being agreed that Landlord may, in addition, claim those sums specified in this Section 4.07 and/or those sums reasonably necessary to compensate Landlord for any loss or damage caused by Tenant’s breach of this Lease, including any damages Landlord suffers following termination of this Lease.
(g)    [***] of Letter of Credit Security.

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Notwithstanding anything to the contrary in this Section 4.07, provided that (i) Landlord has not then delivered a written notice of default to Tenant that has not yet been cured, (ii) Tenant has completed an initial public offering and the market capitalization of Tenant [***], (iii) Tenant has delivered evidence reasonably satisfactory to Landlord that Tenant is [***] (as defined below), and (iv) Tenant has delivered evidence reasonably satisfactory to Landlord that Tenant has the [***] (as defined below), the amount of the Letter of Credit Security required hereunder pursuant to Section 4.07(a) above [***]:
1.    Prior to fifth (5th) anniversary of the Commencement Date, [***].
2.    From and after the fifth (5th) anniversary of the Commencement Date, [***].
As used herein, the term [***] means for the preceding four (4) calendar quarters, Tenant shall have [***]. As used herein, [***] means [***]. As used herein, [***], as applicable, no more than two (2) years from the date of acquisition or creation, as applicable:

Type of Investment	Minimum Credit Quality (2 ratings required / lower rating applies when securities are split-rated)
Issued by U.S. Government - Treasury, Bills, Notes, Bonds and other obligations	N/A
Issued by U.S. Government Sponsored Enterprises (GSE’s), (also known as Agency securities, but excluding MBS)	N/A
Direct obligations of Foreign/Sovereign Governments: including agency, supranational and local government debt (U.S. dollar denominated)	A- (S&P) or A3 (Moody’s) or A-(Fitch)
Repurchase agreements	Collateralized 100% with either U.S. Treasuries or Government Agencies
Domestic and foreign Bankers Acceptances, Certificates of Deposit or similar time deposits by a major bank	A-1 (S&P) or P-1 (Moody’s) or F1 (Fitch)
Money market mutual funds that are SEC Rule 2a-7 compliant	AAA (S&P) or Aaa (Moody’s) or AAA (Fitch)
Domestic and foreign Commercial paper, including ABCP	A-1 (S&P) or P-1 (Moody’s) or F1 (Fitch)

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Domestic and foreign debt issued by corporations or financial institutions	A- (S&P) or A3 (Moody’s) or A- (Fitch)
Municipal notes & bonds including variable rate demand notes	SP-1 (S&P) or VMIG1 (Moody’s) or F1 (Fitch) A- (S&P) or A3 (Moody’s) or A- (Fitch)
Asset-Backed Securities (“ABS”)	AAA (S&P) or Aaa (Moody’s) or AAA (Fitch) rated and restricted to credit card and auto loan receivables.

ARTICLE V
USE
Section 5.01    Permitted Use and Limitations on Use.
(a)    Tenant shall use and occupy the Premises only for the Permitted Use set forth in the Summary and for no other use or purpose whatsoever. Tenant shall not use, suffer or knowingly permit the use of the Premises by any Tenant Party in any manner that would constitute waste, nuisance or unlawful acts. Tenant shall not do anything in or about the Premises which would (a) cause structural injury to the Building or the Premises, or (b) cause damage to any part of the Building or the Premises. Tenant shall not operate any equipment within the Building or the Premises which would (i) materially damage the Building or the Common Areas, (ii) overload existing mechanical, electrical or other systems or equipment servicing the Building, (iii) impair the efficient operation of the sprinkler system or the heating, ventilating or air conditioning equipment within or servicing the Building, (iv) overload or damage or corrode the sanitary sewer system, or (v) damage the Common Areas or any other part of the Project. Tenant shall not attach, hang or suspend anything from the ceiling, roof, walls or columns of the Building or set any load on the floor in excess of the load limits for which such items are designed nor operate hard wheel forklifts within the Premises. Any dust, fumes, or waste products generated by Tenant’s use of the Premises shall be contained and disposed so that they do not (A) create an unreasonable fire or health hazard, (B) damage the Premises, or (C) result in the violation of any law. Except as approved by Landlord, Tenant shall not change the exterior of the Building, or the area outside of the Premises, or install any equipment or antennas on or make any penetrations of the exterior or roof of the Building, except as provided for in Section 17.26. Tenant shall not conduct on any portion of the Premises any sale of any kind (but nothing herein is meant to prohibit sales and marketing activities of Tenant’s products and services in the normal course of business consistent with the permitted use), including any public or private auction, fire sale, going-out-of-business sale, distress sale or other liquidation sale, and any such sale shall be an immediate event of default hereunder without the benefit of a notice and cure period from Landlord, notwithstanding anything to the contrary in this Lease. No materials, supplies, tanks or containers, equipment, finished products or semi-finished products, raw materials, inoperable vehicles or articles of any nature shall be stored upon or permitted to remain within the outside areas of the Premises except in fully fenced and screened areas outside the Building which have been designed for such purpose and have been approved in writing by

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Landlord for such use by Tenant and for which Tenant has obtained all appropriate permits from governmental agencies having jurisdiction over such articles.
(b)    Dogs. Notwithstanding anything to the contrary contained elsewhere in the Lease, Tenant shall be permitted during the Lease Term (as the same may be extended), to bring into the Premises (and during any time period in which Tenant is the sole tenant of the Project, anywhere within the Project) up to thirty (30) fully domesticated and trained dogs kept by Tenant’s employees as pets (“Permitted Dogs”) provided and on condition that
(i)    all Permitted Dogs shall be strictly controlled at all times and shall not be permitted to foul, damage or otherwise mar any part of the Premises or the Building or Project;
(ii)    upon Landlord’s request from time to time, Tenant shall provide Landlord with evidence of all current vaccinations for Permitted Dogs having access to the Premises;
(iii)    Tenant shall be responsible for any additional cleaning costs and all other costs which may arise from the presence of the Permitted Dogs in the Project in excess of the costs that would have been incurred had the Permitted Dogs not been allowed in or around the Project;
(iv)    Tenant shall be liable for, and hereby agrees to indemnify, defend, protect and hold Landlord and all the Landlord Parties (as defined in Section 7.07 below) harmless from any and all claims, liabilities, expenses (including reasonable attorneys’ fees), causes of action arising from any and all acts (including but not limited to biting or causing bodily injury to, or damage to the property of any of the Landlord Parties or any other tenant, subtenant, occupant, licensee or invitee of the Project) of, or the presence of any Permitted Dogs in, on or about the Project.
(v)    Tenant shall immediately remove any waste and excrement of any Permitted Dogs from the Project;
(vi)    Tenant shall be responsible for, and indemnify, defend, protect and hold Landlord harmless from and against any and all liabilities, expenses (including reasonable attorneys’ fees), causes of action, costs to remedy any and all damage caused by any Permitted Dogs or other dogs brought onto the Project by Tenant or any Tenant’s Parties to the Project or the property of any of the Landlord Parties or any other tenant, subtenant, occupant, licensee or invitee of the Project; and
(vii)    Tenant shall comply with all Applicable Laws associated with or governing the presence of the Permitted Dogs or other dogs brought onto the Project by Tenant or any Tenant’s Parties on the Project and such presence shall not violate the certificate of occupancy.

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(viii)    Tenant shall be responsible for, and shall pay within thirty (30) days after demand, all costs to remedy any and all damage caused by any Permitted Dogs or other dogs brought onto the Project by Tenant or any of Tenant’s employees to the Project or the property of any other tenant, subtenant, occupant, licensee or invitee of the Premises;
(ix)    Permitted Dogs will not be permitted in any portion of the Premises located on a floor upon which Tenant does not lease all of the Rentable Area;
(x)    All Permitted Dogs must be on a leash at all times when outside the Premises except in designated off-leash areas;
(xi)    Tenant shall take reasonable precautions so that Permitted Dogs with fleas and/or other infections or open wounds are not allowed into the Project;
(xii)    Upon expiration or earlier termination of this Lease, Landlord shall have the right to utilize special cleaning services to remedy any soiling or damage caused by Permitted Dogs and Tenant shall reimburse Landlord the cost thereof within thirty (30) days after written demand; and
(xiii)    Each Permitted Dog must have all licenses required by all Applicable Laws and those licenses must be current and attached to the Permitted Dog so as to be visible.
Section 5.02    Compliance with Laws.
Landlord represents and warrants to Tenant that as of the Commencement Date the Building shall be in full compliance with all applicable laws, statutes, codes, rules, regulations and ordinances including, without limitation, the Americans With Disabilities Act (collectively the “Applicable Laws”) as such Applicable Laws were in effect as of the date the permit for the construction of the Building was received. Throughout the Lease Term and the Extended Term, Tenant shall comply with all Applicable Laws and covenants and private restrictions applicable to the Premises promulgated now or in the future regarding the physical condition of the Premises. By executing this Lease, Tenant acknowledges that it has reviewed and satisfied itself as to its compliance, or intended compliance with the applicable zoning and permit requirements, hazardous materials and waste requirements, and all other Applicable Laws relevant to the uses stated in Section 5.01 above or the occupancy of the Premises.
Section 5.03    Delivery of Premises.
(a)    Early Entry.
Notwithstanding anything herein to the contrary, as of the Delivery Date (as defined below), Tenant and Tenant’s invitees may enter the Premises, at Tenant’s sole risk, for the sole purpose of installation of the Tenant Improvements (as defined in Section 2.1 of Exhibit C attached hereto and made a part hereof), and its furniture, fixtures, equipment, trade fixtures, data and telecommunications wiring and equipment and other business related equipment (collectively, the “FF&E”) Tenant’s occupancy of the Premises prior to the Commencement

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Date shall be for the purpose of constructing the Tenant Improvements and installing the FF&E and shall be on all of the terms and conditions of this Lease as though the Lease Term had commenced on the Delivery Date, except the obligation to pay Base Rent, Operating Expenses, Insurance Expenses and Real Estate Taxes; provided, however, that Tenant may occupy up to ten percent (10%) of the Premises after the Delivery Date but prior to the Commencement Date for the conduct of Tenant’s business therein if the Landlord’s Work has been completed in such area and Tenant pays the Base Rent, Operating Expenses, Insurance Expenses and Real Estate Taxes due hereunder based on the Rentable Area used by Tenant during such time period. The “Delivery Date” shall mean that date on which all of the following have occurred: (a) this Lease is fully executed and delivered by Landlord and Tenant; and (b) Tenant has delivered to Landlord (i) the Initial Rent, (ii) the Letter of Credit Security, and (iii) evidence of the insurance described in Article VII below, (iv) the previous tenant shall have vacated and surrendered the Premises, and (v) Landlord shall have substantially completed the “Landlord’s Work” described in the Work Letter. Tenant’s continued right to enter the Premises prior to the Commencement Date shall be conditioned upon such access not interfering with Landlord’s completion of the “Landlord Work.” Tenant shall ensure that any entry by Tenant or its invitees does not unreasonably interfere with the construction or completion of any work to be performed by Landlord hereunder. Notwithstanding the forgoing or anything to the contrary set forth in this Lease, should Landlord, in good faith, be diligently performing Landlord’s Work, but such Landlord’s Work shall be incomplete, so long as Tenant otherwise complies with the terms of this Section 5.03(a)(1), Tenant shall, before the Commencement Date, be authorized to access the Premises during the early entry period referenced herein in order to construct the Tenant Improvements and install the FF&E as described herein or, subject to the terms of this Section 5.03(a), conduct Tenant’s business therein.
(b)    Condition of Premises.
Having made such inspection of the Premises, the Building or the Project as it deemed prudent and appropriate (including, without limitation, testing for the presence of mold), subject to the terms of this Lease and the Work Letter for the construction of Tenant Improvements, Tenant hereby accepts the Premises in their condition existing as of the Commencement Date, “AS-IS” and “WITH ALL FAULTS” subject to all Applicable Laws, including but not limited to any applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use and condition of the Premises, Landlord’s obligations pursuant to Section 1.1 of the Work Letter to complete the Landlord’s Work, Landlord’s express representations and warranties hereunder, and any Private Restrictions or covenants or restrictions, liens, encumbrances and title exceptions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Except as specifically set forth in this Lease and in the Work Letter, Landlord shall not be obligated to provide or pay for any improvement work or services related to the improvement of the Premises. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Tenant’s business. Neither party has been induced to enter into this Lease by, nor is either party relying on, any representation or warranty outside those expressly set forth in this Lease. The commencement of business operations from the Premises by Tenant shall

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presumptively establish that, subject to the terms of Section 5.06 below, the Premises and Building were at such time in good and sanitary order, condition and repair.
(c)    Inspection by a CASp in Accordance with Civil Code Section 1938.
To Landlord’s actual knowledge, the Premises has not undergone inspection by a Certified Access Specialist (CASp). The foregoing verification is included in this Lease solely for the purpose of complying with California Civil Code Section 1938 and shall not in any manner affect Landlord’s and Tenant’s respective responsibilities for compliance with construction-related accessibility standards as provided under this Lease.
Section 5.04    Building Security.
Tenant acknowledges and agrees that it assumes sole responsibility for security at the Premises for its agents, employees, invitees, licensees, contractors, guests and visitors and will provide such systems and personnel for same including, without limitation, while such person(s) are using the Common Areas, as it deems necessary or appropriate and at its sole cost and expense. Notwithstanding anything to the contrary contained in this Lease, neither Landlord nor any of the Landlord Parties (as defined in Section 7.07 below) shall be liable in any manner for any security personnel, services, procedures or equipment in, at, on or about the Premises, the Building or the Project (whether or not provided by Landlord) or for the failure of the same to prevent or control, or to apprehend anyone suspected of, personal injury, property damage or any criminal conduct in, on or about the Building or the Project.
Section 5.05    Rules and Regulations.
Landlord may from time to time promulgate reasonable and nondiscriminatory rules and regulations applicable for the care and orderly management of the Premises or the Project and/or its Common Areas. Such rules and regulations shall be binding upon Tenant on the tenth (10th) business day after Tenant receives a written copy thereof, and Tenant agrees to thereafter abide by such rules and regulations. No rules and regulations shall require Tenant to pay Additional Rent nor shall any such rules and regulations apply retroactively. A copy of the initial Rules and Regulations is attached hereto as Exhibit G. If there is a conflict between the rules and regulations and any of the provisions of this Lease, the provisions of this Lease shall prevail. Landlord shall not be responsible for the violation of any such rules and regulations against each of the tenants by any person, including, without limitation, Tenant or its employees, agents, invitees, licensees, guests, visitors or contractors.
Section 5.06    Tenant’s Remedies for Failures of Representations and Warranties.
Subject to all of the terms of this Lease for the construction of Tenant Improvements and the limitations described in this Section 5.06 below, Landlord shall deliver the Premises to Tenant on the Delivery Date with the building systems serving the Base, Shell and Core of the Building (excluding any supplemental or other heating and air conditioning systems installed by any previous tenants or subtenants of the Premises) in good working condition. In the event that it is determined, and Tenant notifies Landlord in writing within sixty (60) days after the Commencement Date of this Lease, that the building systems failed to be in good working

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condition and repair as of the Date of the Lease, or the statement made in Section 5.02 above that the Building is in compliance with all Applicable Laws as of the date permits were issued for the construction thereof is untrue, and such failure was not caused by Tenant, then it shall be the obligation of Landlord, and the sole right and remedy of Tenant, after receipt of written notice from Tenant setting forth with specificity the nature of the failure, to correct such failure within a reasonable time and at Landlord’s sole cost (which cost shall not be reimbursed to Landlord as an Operating Expense). Tenant’s failure to give such written notice to Landlord within sixty (60) days after the Commencement Date of this Lease shall constitute a conclusive presumption that the building systems are in good working condition and repair as of the Date of this Lease and the Building is in compliance with all Applicable Laws, and any required correction after that date shall be performed by the party responsible for such repair pursuant to the terms of this Lease.
ARTICLE VI
MAINTENANCE, REPAIRS AND ALTERATIONS
Section 6.01    Maintenance of Premises and Building.
(a)    Throughout the Lease Term, Tenant, at its sole cost and expense, shall keep, maintain, repair and replace the Premises and every part thereof (except as provided in 6.01(b) below, the Work Letter and also except for maintenance, repairs or replacement costs caused solely by an act of negligence or intentional misconduct by Landlord during the Lease Term, subject to Section 7.06 below) and all improvements and appurtenances in the Premises, including, without limitation, all interior walls, all doors and windows, all wall surfaces and floor coverings, worn fixtures and appurtenances, all Alterations, additions and improvements installed by or on behalf of Tenant during the Lease Term, sewer, plumbing, electrical, lighting, heating, ventilation and cooling systems, fixtures and equipment servicing the building systems, roof membrane of the Building, all fire sprinklers, all fire safety and security systems and the generator associated therewith, fixtures and equipment, all wiring, and all glazing, in the same good order, condition and repair as they are in on the Delivery Date, or as they may be improved after the Delivery Date, normal wear and tear, and damage due to casualty not caused by Tenant excepted, provided that, for purposes of this Lease, wear and tear which could have been prevented by first class maintenance practices performed in accordance with industry standards shall not be considered “normal.” Landlord and Tenant acknowledge and agree that Tenant has full control over the heating, ventilation and cooling systems and, as a result thereof, there shall be no markup or after-hours charge for the use of such systems.
(b)    At all times during the Lease Term, Landlord shall maintain, repair and replace the exterior walls, structural walls, supporting pillars, foundations, and structural components of the roof of the Building. All costs and expenses incurred by Landlord in connection with the foregoing obligations shall be included in Operating Expenses; provided, however, if such maintenance, repair or replacement is due to the acts, omissions or negligence of Tenant or any Tenant Parties (as defined in Section 7.07 below), then Landlord shall nevertheless make such repairs at Tenant’s expense, and Tenant, within thirty (30) days (or, in the case of emergencies, twenty-four (24) hours after receipt of such notice) after receipt of an invoice and reasonable supporting documentation, shall pay to Landlord all costs and expenses

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of any such repairs, together with accrued interest at the Agreed Rate from the date of Landlord’s payment. Tenant shall give Landlord written notice of any needed repairs which are the obligation of Landlord hereunder. It shall then be the obligation of Landlord, after receipt of such notice, to perform the same within thirty (30) days (or within twenty-four (24) hours in the event of an emergency) after such notice; provided, however, that if the nature of the repairs is such that more than thirty (30) days are reasonably required for performance, then Landlord shall not be deemed to be in default hereunder if Landlord commences such repairs within said thirty (30) day (or twenty-four (24) hour period in the event of an emergency) period and thereafter diligently prosecutes them and provided further, that for purposes of this sentence “commences” includes material steps taken by Landlord to investigate, design, consult, bid or seek permit or other governmental approval in connection with such repair. Landlord shall not be liable to Tenant for any damage to person or property as a result of any failure to timely perform any of its obligations with respect to the repair, maintenance or replacement of the Premises, the Building or the Project or any part thereof, and Tenant’s sole right and remedy (together with its rights under Section 12.03 below) shall be to sue Landlord for specific performance of Landlord’s obligations pursuant to the terms of this Section 6.01(b). Tenant hereby expressly waives all rights under and benefits of Sections 1941 and 1942 of the California Civil Code or under any law, statute or ordinance on the same subject now or hereafter in effect to make repairs and offset the cost of same against Rent or to withhold or delay any payment of Rent or any other of its obligations hereunder as a result of any default by Landlord under this Section 6.01(b).
(c)    Tenant agrees to keep the Premises clean and in sanitary condition as required by the health, sanitary and police ordinances and regulations of any political subdivision having jurisdiction and to remove all trash and debris which may be found in the Premises. Tenant further agrees to keep the interior surfaces of the Premises, including, without limitation, windows, floors, walls, doors, showcases and fixtures clean and neat in appearance. If Tenant refuses or neglects to commence (as defined above) such repairs and/or maintenance for which Tenant is responsible under this Article VI within a thirty (30) day period (or within twenty- four (24) hours in the event of an emergency) after written notice from Landlord and thereafter to diligently prosecute the same to completion, then Landlord, upon at least 24 hours prior written notice (except in an emergency when no such notice shall be required), may enter the Premises and cause such repairs and/or maintenance to be made, and Landlord shall not be responsible to Tenant for any loss or damage occasioned thereby, and Tenant, within thirty (30) days after receipt of an invoice, shall pay to Landlord all costs and expenses of any such repairs and/or maintenance, together with accrued interest at the Agreed Rate from the date of Landlord’s payment. If Landlord becomes entitled to enter the Premises as aforesaid more than once during any twelve (12) calendar months or more than twice during the Lease Term, then Landlord may elect to enter into a maintenance contract at a market rate for first-rate maintenance with a third party for the performance of all or a part of Tenant’s maintenance obligations, whereupon (i) Tenant shall be relieved from its obligations to perform only those maintenance obligations covered by such maintenance contract, and (ii) Tenant shall bear the entire cost of such maintenance contract which shall be paid in advance, as Additional Rent, on a monthly basis with Tenant’s Base Rent payments.

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Section 6.02    Maintenance of Common Areas.
At all times during the Lease Term, Landlord shall maintain, repair and replace all features, facilities and improvements in, on or about the Common Areas, landscaping, curbs, walkways, driveways, roadways, parking areas, and lighting, sprinkler, drainage, sewer and plumbing systems, fixtures and equipment. All costs and expenses incurred by Landlord in connection with the foregoing obligations shall be included in Operating Expenses; provided, however, if such maintenance, repair or replacement is due to the acts, omissions or negligence of Tenant or any Tenant Parties, then Landlord shall nevertheless make such repairs at Tenant’s expense, and Tenant, within thirty (30) days after receipt of an invoice, shall pay to Landlord all out-of-pocket costs and expenses of any such repairs, together with accrued interest at the Agreed Rate from the date of Landlord’s payment.
Section 6.03    Alterations, Additions and Improvements.
No alterations, additions, or improvements (“Alterations”) shall be made to the Premises or Common Areas by Tenant without the prior written consent of Landlord, which shall not be unreasonably withheld, conditioned or delayed. Landlord may impose, as a condition of its consent to any and all Alterations or repairs of the Premises or about the Premises, such requirements as Landlord in its sole discretion may deem desirable, including the payment to Landlord of a construction management fee equal to two percent (2%) of the hard construction costs of constructing and installing the Alteration(s) in question (the “Landlord Supervision Fee”). The construction of the initial improvements to the Premises shall be governed by the terms of the Work Letter and not the terms of this Section 6.03. Notwithstanding the foregoing or anything to the contrary set forth herein, Tenant may, without Landlord’s prior written consent or the payment of a Landlord Supervision Fee, but upon not less than ten (10) days’ prior written notice to Landlord, make Alterations (including removal and rearrangement of prior Alterations) which (a) do not affect the structural integrity or any structural components of the Building, (b) are not visible from the exterior of the Building, (c) do not require a building permit, and (d) do not involve the expenditure of more than Fifty Thousand Dollars ($50,000.00) in any given instance or One Hundred Thousand Dollars ($100,000.00) in the aggregate during any twelve (12) month period. As a condition to Landlord’s obligation to consider any request for consent hereunder, Tenant hereby agrees to pay Landlord upon demand for the reasonable out-of-pocket costs and expenses of consultants, engineers, architects, attorneys and others for reviewing plans and specifications and costs incurred to third parties in connection with monitoring the construction of any proposed Alterations. Landlord may require Tenant to remove any such Alterations at the expiration or sooner termination of the Lease Term and to restore the Premises to their prior condition pursuant to the terms of Section 17.09 hereof; provided that, if Tenant makes written request to Landlord concurrently with Tenant’s request for consent to any Alterations, then Landlord shall make its election to require removal of such Alterations, if at all, at the time consent to such Alterations is given. Notwithstanding the foregoing, in no event shall Tenant be required to remove any Tenant Improvements (as defined in the Work Letter) from the Premises upon the expiration of earlier termination of this Lease unless those Alterations are Non-Standard Alterations. As used herein, the term “Non-Standard Alterations” shall mean Alterations of a type or quantity that would not be installed by or for a typical tenant using space

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for general office or research and development purposes, such as internal stairwells or high density mobile filing systems, auditoriums, movie theaters or film projection rooms, private restrooms, data center rooms, swimming pools, basketball courts, laboratories and, supplemental HVAC units or ducting. Any “open ceilings”, concrete slabs, tenant finishes that meet or exceed the Specifications set forth in the Work Letter or floors space plans that are in the same proportion of individual offices to conference rooms and other public areas currently in the portion of the Premises that was previous sublet to Disney Interactive (i.e., the entire second floor of the Building) (provided that such areas do not include items that are otherwise deemed to be Non-Standard Alterations hereunder) shall not be considered Non-Standard Alterations and Tenant shall have no obligation to remove or modify any such Alterations upon the expiration or earlier termination of this Lease. All Alterations to be made to the Premises shall be designed by and made under the supervision of a California licensed architect and/or California licensed structural engineer (each of whom has been approved by Landlord) and shall be made in accordance with plans and specifications which have been furnished to and approved by Landlord in writing prior to commencement of work. All Alterations shall be constructed and installed, at the sole cost and expense of Tenant, by California licensed contractors approved by Landlord, in compliance with the terms and conditions of the Work Letter, including but not limited to the “Specifications” set forth in Schedule Two thereof, along with all Applicable Laws, and in good and workmanlike manner, and shall have been approved in writing by the City of Palo Alto and any other applicable governmental agencies. Subject to Landlord’s right to require Tenant to remove Alterations in accordance with this Section 6.03, all Alterations, including, without limitation, all lighting, electrical, heating, ventilation, air conditioning and full height partitioning, drapery and carpeting installations made by Tenant, together with all property that has become an integral part of the Premises, shall not be deemed trade fixtures and shall become the property of Landlord at the expiration or sooner termination of the Lease. If Tenant fails to complete such removal and/or to repair any damage caused by the removal of any Alterations or improvements in the Premises and return the affected portion of the Premises to their condition existing prior to the installation of such Alterations or, if elected by Landlord, to a building standard tenant improved condition as determined by Landlord, prior to the expiration or earlier termination of this Lease, then Rent shall continue to accrue under this Lease in accordance with Section 17.09, below, after the end of the Lease Term until such work shall be completed, and Landlord shall have the right, but not the obligation, to perform such work and to charge the cost thereof to Tenant. Tenant hereby protects, defends, indemnifies and holds Landlord harmless from any liability, cost, obligation, expense or claim of lien, including but not limited to, court costs and reasonable attorneys’ fees, in any manner relating to the installation, placement, removal or financing of any such Alterations, improvements, fixtures and/or equipment in, on or about the Premises, which obligations of Tenant shall survive the expiration or earlier termination of this Lease. Tenant shall retain title to all furniture and trade fixtures placed on the Premises. Within thirty (30) days after completion of any Alterations, Tenant shall provide Landlord with (A) a complete set of both hard copies and CAD drawings of “as built” plans for such Alterations, and (B) a statement of all final costs of design, demolition, construction and installation of such Alterations, together with all supporting documentation therefor and, if the Landlord Supervision Fee paid in connection with such Alterations was understated, an amount equal to the actual Landlord Supervision Fee (based upon the statement of final costs) less any amount previously paid to Landlord on account thereof.

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Section 6.04    Covenant Against Liens.
Tenant shall not allow any liens arising from any act or omission of Tenant (including but not limited to Tenant’s failure to pay Landlord any amounts due Landlord pursuant to the terms of the Work Letter) to exist, attach to, be placed on, or encumber Landlord’s or Tenant’s interest in the Premises, the Building or the Project, or any portion of either, by operation of law or otherwise. Tenant shall not suffer or permit any lien of mechanics, material suppliers, or others to be placed against the Premises, the Building or the Project, or any portion thereof, with respect to work or services performed or claimed to have been performed for Tenant or materials furnished or claimed to have been furnished to Tenant or the Premises. Landlord has the right at all times to post and keep posted on the Premises any notice that it considers necessary for protection from such liens. At least seven (7) days before beginning construction of any Alterations, Tenant shall give Landlord written notice of the expected commencement date of that construction to permit Landlord to post and record a notice of nonresponsibility. If any such lien attaches or if Tenant receives notice of any such lien, Tenant shall cause the lien to be released and removed of record, by recordation of a lien release bond or otherwise, within thirty (30) days after receipt of notice thereof. Despite any other provision of this Lease, if the lien is not released and removed within thirty (30) days after Tenant’s receipt of notice of such lien, then Landlord may immediately take all action necessary to release and remove the lien, without any duty to investigate the validity of such lien. All expenses (including reasonable attorney fees and the cost of any bond) incurred by Landlord in connection with a lien incurred by Tenant or its removal shall be considered Additional Rent under this Lease and be immediately due and payable by Tenant.
ARTICLE VII
INSURANCE
Section 7.01    Property/Rental Insurance for Premises.
At all times during the Lease Term, Landlord shall keep the Premises (including the Tenant Improvements, but excluding any Alterations or other property required to be insured by Tenant pursuant to Section 7.02 below), the Building and the Project insured against loss or damage by fire and those risks normally included in special form (causes of loss) property insurance in an amount not less than one hundred percent (100%) of the replacement cost thereof. Insurance shall include a Building Ordinance and Increased Cost of Construction Endorsement insuring the increased cost of reconstructing the Premises and the Building and/or Project due to the need to comply with applicable statutes, ordinances and requirements of all municipal, state and federal authorities now in force, or which may be in force hereafter. In addition, Landlord may keep the Premises (including the Tenant Improvements, but excluding any Alterations or other property required to be insured by Tenant pursuant to Section 7.02 below), the Building and the Project insured against, without limitation, (i) earthquake and earthquake sprinkler leakage, (ii) flood, (iii) loss of rents (including scheduled rent increases) and extra expenses, (iv) boiler and machinery, (v) fire damage legal liability form, including waiver of subrogation, and (vi) such other perils as either Landlord’s lender shall require or Landlord shall deem reasonable for the protection of the Building and the Project. Such insurance shall be subject to such deductibles as Landlord may choose in its sole discretion. All premiums for all such insurance shall be included in Insurance Expenses recoverable by Landlord in accordance with Article IV.
Section 7.02    Property Insurance for Fixtures and Inventory.
At all times during from and after the Commencement Date through and including the expiration or earlier termination of this Lease, Tenant shall, at its sole expense, maintain special form (causes of loss) property insurance, which includes the same coverage as required of Landlord in Section 7.01 above, on any trade fixtures, furnishings, merchandise, equipment, artwork or other personal property in or on the Premises, and on all Alterations (whether or not presented to Landlord for its consent). The amount of such insurance shall not be less than one hundred percent (100%) of replacement cost with commercially reasonable deductibles, and Landlord shall not have any responsibility, nor pay any cost, for maintaining any insurance required by this Section 7.02. Tenant shall pay all deductibles under such policies in the event of a loss. In addition, during such time as Tenant is performing work in or to the Premises, Tenant, at Tenant’s expense, shall also maintain, or shall cause its contractor(s) to maintain, builder’s risk insurance for the full insurable value of such work. To the extent that Landlord is obligated to pay for the repair or restoration of the loss or damage covered by the policy, Landlord shall be paid the proceeds of the “all risk” insurance covering the loss or damage. To the extent Tenant is obligated to pay for the repair or restoration of the loss or damage, covered by the policy, Tenant shall be paid the proceeds of the “all risk” insurance covering the loss or damage. If both Landlord and Tenant are obligated to pay for the repair or restoration of the loss or damage covered by the policy, the insurance proceeds shall be paid to each of them in the pro rata proportion of their obligations to repair or restore the loss or damage. If the loss or damage is not repaired or restored (for example, if the Lease is terminated by Landlord pursuant to Section 8.01 of this Lease, below), the insurance proceeds shall be paid to Landlord and Tenant in the pro rata proportion of their relative contributions to the cost of the leasehold improvements covered by the policy.
Section 7.03    Landlord’s Liability Insurance.
During the Lease Term, Landlord shall maintain a policy or policies of commercial general liability insurance covering Landlord (and such others as designated by Landlord) against claims and liability for bodily injury, personal injury and property damage (including loss of use thereof) in, on, or about the Building and the Project, with combined single limit coverage in an amount determined by Landlord in Landlord’s sole discretion; provided that if such policy is a blanket policy that covers properties (other than the Building or the Project) owned by Landlord, only that portion allocable to the Building or the Project, as the case may be, shall be payable hereunder. All premiums for all such insurance shall be included in Insurance Expenses recoverable by Landlord in accordance with Article IV.
Section 7.04    Tenant’s Liability Insurance.
At all times during the period from and after the Commencement Date through and including the expiration or earlier termination of this Lease, Tenant shall obtain and keep in force a policy or policies of commercial general liability insurance, on an occurrence basis, issued on a

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form at least as broad as Insurance Services Office (“ISO”) Commercial General Liability Coverage “occurrence” form CG 00 01 1001 or another ISO Commercial General Liability “occurrence” form providing equivalent coverage, covering Tenant, and naming Landlord and any Landlord Parties (as defined in Section 7.07(a), below) and any lenders or ground lessors whose names are provided to Tenant as additional insureds, against claims and liability for bodily injury, personal injury and property damage (including loss of use thereof) based upon, involving or arising out of (a) Tenant’s operations and contractual liabilities, or (b) ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing coverage in amount of not less than Five Million Dollars ($5,000,000) per occurrence; provided, however, the limits of such insurance shall not limit the liability of Tenant nor relieve Tenant of any obligation under this Lease. Such insurance shall include (i) Broad Form Property Damage coverage, (ii) coverage for Additional Landlords or Premises, and (iii) coverage for “amendment of the pollution exclusion” to provide coverage for damage caused by heat, smoke, fumes from a fire. All general liability insurance to be carried by Tenant shall be primary to, and not contributory with, any similar insurance carried by Landlord (whose insurance shall be considered excess insurance only).
Section 7.05    Evidence of Insurance.
Tenant shall furnish to Landlord prior to its initial entry to the Premises pursuant to Section 5.03(a), and, upon request, evidence reasonably acceptable to Landlord in its reasonable discretion that the property insurance and liability insurance required to be maintained by Tenant is in full force and effect for the twelve (12) month period following the Commencement Date or such expiration date; and that Landlord has been named as an additional insured to the extent of contractual liability assumed in this Lease, including, without limitation, Section 7.07 below. The insurance shall be issued by insurance carriers approved by Landlord; provided, however, that such approval shall not be unreasonably withheld, so long as Tenant’s insurance carrier has a Best’s Insurance Guide rating not less than “A-” and within a financial size category of note less than “Class VII” and which is licensed to do business in California. Any or all of Landlord’s insurance may be provided by blanket coverage maintained by Landlord or any affiliate of Landlord under its insurance program for its portfolio of properties, and in such event Operating Expenses shall include the portion of the reasonable cost of blanket insurance that is allocated to the Building.
Section 7.06    Mutual Waiver of Claims and Subrogation Rights.
Landlord and Tenant hereby release and relieve the other, and waive their entire claim of recovery for loss or damage to property arising out of or incident to any peril covered by the insurance policies required to be carried pursuant to Sections 7.01 and 7.02 above (but only to the extent such damage is insured under any insurance policy required by this Lease or which would have been so insured had the party carried the insurance required by the waiving party hereunder), when such property constitutes the Project, or is in, on or about the Project, whether or not such loss or damage is due to the negligence of Landlord or Tenant, or their respective agents, employees, guests, licensees, invitees, or contractors. Tenant and Landlord waive all rights of subrogation against each other on behalf of, and shall obtain a waiver of all subrogation

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rights from, all property and casualty insurers referenced above. Tenant shall obtain from its subtenants and other occupants of the Premises a similar waiver and release of claims against any or all of Tenant or Landlord. The insurance policies required by this Lease shall contain no provision that would invalidate or restrict the parties’ waiver and release of the rights of recovery in this section. The parties hereto covenant that no insurer shall hold any right of subrogation against the parties hereto by virtue of such insurance policy. Any deductibles and self-insured retentions shall be deemed to be “insurance” for the purposes of this Section 7.06.
Section 7.07    Indemnification and Exculpation.
(a)    Except as otherwise provided in Section 7.07(b), Tenant shall indemnify, defend, protect and hold free and harmless Landlord and Landlord’s partners, subpartners, members, parent organizations, affiliates, subsidiaries, principal shareholders and other constituent entities, and their respective officers, directors, servants, employees, agents, independent contractors and representatives, beneficiaries, agents and any ground lessor or lender with a lien on the Building (collectively, “Landlord Parties”) from any and all liability, claims, loss, damages, causes of action (whether in tort or contract, law or equity, or otherwise), costs, expenses, charges, assessments, fines, and penalties of any kind, including without limitation, reasonable attorneys’, experts’ and arbitrators’ fees and costs and court costs (collectively “Indemnified Loss”), arising or resulting, or which is claimed to have arisen or resulted from, (i) any cause in, on or about the Premises, (ii) any acts, omissions or negligence of Tenant, its partners, subpartners, members, parent organizations, affiliates, subsidiaries, principal shareholders, other constituent entities or any other person or entity claiming by, through or under Tenant, or any of their respective officers, directors, servants, employees, agents, and independent contractors, licensees, invitees, visitors or guests (collectively, “Tenant Parties”), in, on or about the Premises or the Project, and (iii) any breach or default in the timely observance or performance of any obligation on Tenant’s part to be observed or performed under this Lease. Notwithstanding the foregoing, Tenant’s indemnity contained in Section 7.07(a) above shall not apply to Indemnified Loss arising or resulting from the gross negligence or willful misconduct of Landlord or any of Landlord Parties.
(b)    Tenant hereby waives all claims against Landlord for damages to goods, wares and merchandise and all other personal property in, on or about the Premises and for injury or death to persons in, on or about the Premises, from any cause arising at any time to the fullest extent permitted by law, except that such waiver shall not apply to any claims caused by the gross negligence or willful misconduct of Landlord or any of Landlord Parties. Any goods, property or personal effects stored or placed in or about the Premises shall be at the sole risk of the Tenant, and neither the Landlord Parties nor their insurers shall in any manner be held responsible therefor. Notwithstanding the provisions of Section 7.07(c) above, or any other provision of this Lease, in no event shall Landlord or any Landlord Parties be liable to Tenant under any circumstances for (i) injury or damage to, or interruption or interference with, Tenant’s business (including, but not limited to, loss of profits, loss of rents or other revenues, loss of business opportunity, loss of goodwill or loss of use, however occurring) or other consequential damages, in each case however occurring, or (ii) any damage which is or could be covered by the insurance Tenant is required to carry under this Lease.

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(c)    The provisions of this Section 7.07 shall survive the expiration or earlier termination of this Lease with respect to any Indemnified Loss occurring or arising prior to such expiration or termination.
ARTICLE VIII
DAMAGE OR DESTRUCTION
Section 8.01    Repair of Damage by Landlord.
(a)    In the event all or any part of the Premises is damaged during the Lease Term from any fire or other casualty, then Landlord shall promptly conduct the repair and diligently pursue the same to completion, subject to reasonable delays for insurance adjustment and other matters beyond Landlord’s reasonable control (in which event the provisions of Section 17.20 below shall apply), and subject to all other terms and conditions of this Article VIII; provided, however, Tenant (and not Landlord) shall promptly repair all damage to those items as to which Tenant is required to maintain property insurance under Section 7.02 above. Except as otherwise provided in Section 8.01(b) below, no such damage shall terminate this Lease. Such restoration shall be to substantially the same condition of the Base, Shell and Core of the Building (as defined in Section 1.1 of the Work Letter) and the Common Areas prior to the casualty, except for modifications required by zoning and building codes and other Applicable Laws or by the holder of a mortgage on the Building or Project or any other modifications to the Common Areas deemed desirable by Landlord, provided that access to the Premises shall not be materially impaired. If such fire or other casualty shall have damaged the Premises, then Landlord shall allow Tenant a proportionate abatement of Base Rent to the extent Landlord actually receives proceeds of rental interruption insurance purchased by Landlord as part of Insurance Expenses during the time and to the extent the Premises are unfit for occupancy for the purposes permitted under this Lease, and not occupied by Tenant as a result thereof; provided that, in any event, Tenant’s right to abate Base Rent shall terminate as of the later to occur of (i) the date on which Landlord completes its repairs under this Section 8.01(a), or (ii) the date (as reasonably determined by Landlord) on which Tenant should have completed its repairs under this Section 8.01(a) assuming Tenant used reasonable diligence in pursuing the same and provided further, however, if the damage or destruction is due to the negligence or willful misconduct of Tenant or any of its agents, employees, contractors, invitees or guests, then there shall be no rent abatement. Unless this Lease is terminated pursuant to Section 8.01(b), Tenant shall pay to Landlord Tenant’s Share (if the applicable insurance policy insures only the Premises and not other parts of the Project) or Tenant’s Share (if the applicable insurance policy insures the Premises as well as some or all of the Project) of any insurance deductible within ten (10) business days after written demand.
(b)    Notwithstanding the terms of Section 8.01(a) above, Landlord may elect not to repair or restore the Premises or the Project, and instead to terminate this Lease, by notifying Tenant in writing of such termination within sixty (60) days after the date of discovery of the damage, such notice to include a termination date giving Tenant not less than thirty (30) days to vacate the Premises, but Landlord may so elect only if the Building or the Project Premises shall be damaged by fire or other casualty, whether or not the Premises are affected,

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and one or more of the following conditions is present: (i) in Landlord’s reasonable judgment, repairs cannot reasonably be completed within two hundred seventy (270) days after the date of discovery of the damage (when such repairs are made without the payment of overtime or other premiums); (ii) the holder of any mortgage on the Building or the Premises or ground lease with respect to the Building or the Premises shall require that the insurance proceeds or any portion thereof be used to retire the mortgage debt, or shall terminate the ground lease, as the case may be; (iii) the damage is not fully covered by Landlord’s insurance policies (other than deductible amounts actually paid by Tenant and other tenants of the Building or the Project); (iv) Landlord decides to rebuild the Building or the Project so that they will be substantially different structurally or architecturally; or (v) the damage was not caused by Landlord and occurs during the last twelve (12) months of the Lease Term or during the last six (6) months of any Extended Term and, in Landlord’s reasonable judgment, repairs cannot reasonably be completed within sixty (60) days after the date of discovery of the damage (when such repairs are made without the payment of overtime or other premiums).
(c)    Notwithstanding the terms of Section 8.01(a) above, Tenant may elect to terminate this Lease, by notifying Landlord in writing of such termination within sixty (60) days after the date of discovery of the damage, such notice to include a termination date giving Tenant not less than thirty (30) days nor more than ninety (90) days to vacate the Premises, but Tenant may so elect only if the Building shall be damaged by fire or other casualty, whether or not the Premises are affected, and all of the following conditions are present: (i) in Landlord’s reasonable judgment, repairs cannot reasonably be completed within two hundred seventy (270) days after the date of discovery of the damage (when such repairs are made without the payment of overtime or other premiums), (ii) the damage was not caused by the actions or omissions of Tenant or any Tenant Parties and (iii) more than thirty-five percent (35%) of the Building was affected by the casualty and Tenant is not, in fact, using the portion of the Building affected by casualty. In addition, Tenant may terminate this Lease if the Building is damaged by a casualty that was not caused by the actions or omissions of Tenant or any Tenant Parties and the damage occurs during the last twelve (12) months of the Lease Term and, in Landlord’s reasonable judgment, repairs cannot reasonably be completed within sixty (60) days after the date of discovery of the damage (when such repairs are made without the payment of overtime or other premiums).
Section 8.02    Waiver of Civil Code Remedies.
Tenant hereby expressly waives any rights to terminate this Lease upon damage or destruction to the Premises, including without limitation any rights pursuant to the provisions of Section 1932, Subdivisions 1 and 2 and Section 1933, Subdivision 4, of the California Civil Code, as amended from time to time, and the provisions of any similar law hereinafter enacted.
Section 8.03    No Abatement of Rentals.
Except as otherwise expressly provided in Section 8.01(a) above, the Base Rent, Additional Rent and other charges due under this Lease shall not be reduced or abated by reason of any damage or destruction to the Premises, and Landlord shall be entitled to all proceeds of the insurance maintained pursuant to Section 7.01 above. Landlord shall not be liable for any

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inconvenience or annoyance to Tenant or its visitors, or injury to Tenant’s business (including, without limitation, loss of business, profits or goodwill), resulting in any way from any damage or the repair thereof.
Section 8.04    No Liability for Tenant’s Alterations or Personal Property.
In no event shall Landlord have any liability for, nor shall it be required to repair or restore, any injury or damage to Tenant’s Alterations or personal property or to any other personal property of other parties in or upon the Premises, the Building or the Project.
ARTICLE IX
REAL ESTATE TAXES
Section 9.01    Payment of Taxes.
(a)    For all periods of time during the Lease Term, Tenant shall pay Tenant’s Share of Real Estate Taxes as is provided for in Section 4.06 above.
(b)    Except as otherwise expressly provided herein below, if at any time during the Lease Term, the State of California or any political subdivision of the state, including any county, city, city and county, public corporation, district, or any other political entity or public corporation of this state, levies or assesses against Landlord a tax, fee, charge, imposition or excise on rents under leases of space in the Building or the Project, the square footage of the Building or the Project, the act of entering into leases of space in the Building or the Project, or the occupancy of tenants of the Building or the Project, or levies or assesses against Landlord any other tax, fee, or excise, however described, including, without limitation, a so-called value added, business license, transit, commuter, environmental or energy tax fee, charge or excise or imposition related to the Building or the Project, as a direct substitution in whole or in part for, or in addition to, any Real Estate Taxes (collectively, “Additional Real Estate Taxes”), then the same shall be included in “Real Estate Taxes” for all purposes hereunder; provided that, notwithstanding the foregoing, if any such Additional Real Estate Taxes pertain solely to (i) Rent under this Lease (as opposed to under all leases of space in the Building or the Project), (ii) the square footage of the Premises (as opposed to the square footage of the Building or the Project), (iii) the act of entering into this Lease (as opposed to all leases of space in the Building or the Project), or (iv) the occupancy of Tenant (as opposed to all tenants or occupants of the Building or the Project) (as opposed to all leases of space in the Building or the Project), then such Additional Real Estate Taxes shall not be included in “Real Estate Taxes,” and shall be the sole obligation and liability of Tenant and shall be paid by Tenant, as Additional Rent, ten (10) days before delinquency or, if a statement of such Additional Real Estate Taxes is not delivered to Tenant by Landlord by such date, within ten (10) days after receipt of such statement and before delinquency if at all possible (or, if such Additional Real Estate Taxes are levied against Landlord or Landlord’s property, then Landlord shall pay the same before delinquency and Tenant shall reimburse Landlord any such amount within ten (10) days after written demand accompanied by a copy of Landlord’s tax bill); and further provided that, if any such Additional Real Estate Taxes pertain not only to the Project, but to additional property of Landlord located outside the Project as well, then “Real Estate Taxes” shall only include the pro rata portion of such Additional Real Estate Taxes that pertains to the Project or the Premises, as applicable, which portion shall be computed upon the amounts and at the rates that otherwise would be payable if the Project were the only property of Landlord.
(c)    Landlord shall provide Tenant with copies of all bills for Real Estate Taxes and Additional Real Estate Taxes for the Project promptly upon Landlord’s receipt of Tenant’s written request therefor.
(d)    With respect to taxes and assessments which may lawfully be paid in installments, “Real Estate Taxes” and “Additional Real Estate Taxes” for any period during the Lease Term shall include only such portion of the same which is payable within such period and any interest payable thereon computed (whether or not such is the case) as if Landlord had elected to pay the same over the longest period permitted by law.
Section 9.02    Proration for Partial Years.
If any Real Estate Taxes or Additional Real Estate Taxes to be paid by Tenant shall cover any period prior to the Commencement Date or after the Expiration Date, then Tenant’s Share of such Real Estate Taxes shall be prorated on a day-for-day basis such that the amount actually paid or reimbursed by Tenant covers only the period of time within the applicable tax fiscal year during which this Lease shall be in effect. If Landlord shall obtain any abatement or refund on account of any Real Estate Taxes or other Additional Real Estate Taxes as to which Tenant shall have made payments hereunder, then Landlord shall promptly refund to Tenant an equitable portion of any such abatement or refund, after deducting therefrom the reasonable costs and expenses incurred by Landlord in obtaining such abatement or refund.
Section 9.03    Personal Property Taxes.
(a)    Tenant shall pay prior to delinquency all taxes imposed, assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises or elsewhere. When possible, Tenant shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Landlord. If any of Tenant’s said personal property shall be assessed with Landlord’s real property, Tenant shall pay to Landlord, as Additional Rent, the amount of taxes attributable to Tenant’s personal property within ten (10) days after receipt of a written statement thereof.
(b)    If Tenant shall fail to make timely payment of any such taxes pursuant to Subsections 9.03(a) or (b), Landlord shall have the right to pay the same, in which case Tenant shall repay such amount to Landlord, as Additional Rent, with Tenant’s next installment of Rent, together with interest at the Agreed Rate.

ARTICLE X
UTILITIES

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Section 10.01    Utilities and Services.
(a)    Commencing on the Commencement Date, Tenant shall pay, prior to delinquency and throughout the Lease Term, all charges for water, gas, heating, ventilation, air conditioning, cooling, sewer, telephone, electricity, garbage, janitorial service, landscaping and all other services and utilities supplied to the Premises. All charges for utilities and services which are separately metered to the Premises or which are provided directly to Tenant or the Premises by utility companies or third party providers shall be paid directly by Tenant to such utility companies or third party providers prior to delinquency. All other charges for utilities and services shall be included in Operating Expenses recoverable by Landlord in accordance with Article IV.
(b)    The disruption, failure, lack or shortage of any service or utility with respect to the Premises, the Building or the Project due to any cause whatsoever shall not affect any obligation of Tenant hereunder, and Tenant shall faithfully keep and observe all the terms, conditions and covenants of this Lease and pay all Rent due hereunder, all without diminution, credit or deduction. Notwithstanding the foregoing, if Tenant is prevented from using, and does not use the Premises or any material portion thereof as a result of a disruption of utilities to the Premises, and such disruption is caused solely, without intervening cause by the intentional acts, gross negligence or willful misconduct of Landlord or Landlord Parties (an “Abatement Event”), then Tenant shall give Landlord written notice of such Abatement Event, and if such Abatement Event continues for five (5) consecutive business days (the “Eligibility Period”), then the Base Rent payable hereunder shall be abated or reduced, as the case may be, after expiration of the Eligibility Period for such time that Tenant continues to be so prevented and does not use, the Premises, or any material portion thereof, in the proportion that the Rentable Area of the Building that Tenant is prevented from using, and does not use (the “Unusable Area”) bears to the total Rentable Area of the Building. In addition to the foregoing, if such disruption, failure, lack or shortage is caused by Landlord’s negligent or willful failure to observe or perform its obligations hereunder, then, promptly after receipt of written notice from Tenant specifying such failure, Landlord shall initiate the cure of such failure and thereafter shall diligently prosecute said cure to completion.
(c)    Subject to the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed, Tenant may, at Tenant’s sole cost and expense, install voice/data/coax wiring and telephone system equipment throughout the Premises.
ARTICLE XI
ASSIGNMENT AND SUBLETTING
Section 11.01    Landlord’s Consent Required.
Except as provided in Section 11.02, Tenant shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, license or otherwise transfer or encumber (collectively, a “Transfer”) all or any part of Tenant’s interest in this Lease or in the Premises or any part thereof to another party (a “Transferee”), without Landlord’s prior written consent; provided, however, Landlord shall not unreasonably withhold, condition (including, but not limited to

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requesting an increase in the Letter of Credit or additional security for this Lease) or delay its consent to an assignment of this Lease or a subletting of all or a portion of the Premises. Notwithstanding the preceding sentence, any proposed Transfer that would require a Recognition Agreement or agreement of similar import to Landlord and Landlord’s Lender (defined in Section 15.01 below), Landlord’s consent may be conditioned upon an increase in the Letter of Credit or additional security for this Lease. Tenant’s notice to Landlord requesting consent to an assignment or subletting must comply with Section 11.05 below and contain the following inscription in bold-faced type: “FIRST NOTICE DELIVERED PURSUANT TO ARTICLE 11 OF LEASE – FAILURE TO RESPOND MAY RESULT IN DEEMED APPROVAL OF ASSIGNMENT OR SUBLEASE.” Landlord shall respond in writing to Tenant’s written request for consent hereunder within fifteen (15) business days and any attempted assignment, transfer, mortgage, encumbrance, subletting or licensing without obtaining Landlord’s prior written consent shall be void, and shall constitute a breach of this Lease. If Landlord fails to respond to Tenant’s request for consent to any proposed assignment or subletting, Tenant may send a second (2nd) notice to Landlord, which notice must contain the following inscription in bold-faced type: “SECOND NOTICE DELIVERED PURSUANT TO ARTICLE 11 OF LEASE - FAILURE TO TIMELY RESPOND WITHIN TEN (10) BUSINESS DAYS SHALL RESULT IN DEEMED APPROVAL OF ASSIGNMENT OR SUBLEASE.” If Landlord fails to deliver notice of Landlord’s consent to, or the withholding of Landlord’s consent, to the proposed assignment or sublease within such ten (10) business day period, Landlord shall be deemed to have approved the assignment or sublease in question. If Landlord at any time timely delivers notice to Tenant of Landlord’s withholding of consent to a proposed assignment or sublease, Landlord shall specify in reasonable detail in such notice the basis for such withholding of consent. Tenant shall reimburse Landlord upon demand for Landlord’s reasonable costs and expenses (including attorneys’ fees, architect fees and engineering fees) incurred by Landlord involved in reviewing any request for consent whether or not such consent is granted; provided, however, that the maximum aggregate amount of attorneys’ fees which Tenant may be obligated to pay in connection with any Tenant request for consent shall be $5,000 for each such request, unless the request includes a proposed recognition agreement for the subtenant. Notwithstanding anything herein to the contrary, Tenant hereby agrees that Tenant shall initially occupy a minimum of one hundred twenty thousand (120,000) square feet of Rentable Area in the Building. Without limitation as to other reasonable grounds for withholding consent, the parties hereby agree that it shall be reasonable under this Lease and under any Applicable Law for Landlord to withhold consent to any proposed Transfer where one or more of the following apply:
(i)    The Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Building or the Project;
(ii)    The Transferee intends to use the subject space for purposes which are not permitted under this Lease;
(iii)    The Transferee is either a governmental agency or instrumentality thereof;

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(iv)    The Transferee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities to be undertaken in connection with the Transfer on the date consent is requested. For the purposes of this Section 11.01(iv), reasonable financial worth and/or financial stability shall mean that the proposed Transferee shall have Cash Equivalents equal to or greater than the amount of rent due under the proposed term of the Transfer. Notwithstanding the foregoing, if at the time of the proposed subleasing Tenant has Cash Equivalents of Two Hundred Twenty-Five Million Dollars ($225,000,000) or greater, Landlord will not withhold Landlord’s consent to a subletting in which the sublessee is not requesting a recognition agreement from the Landlord based upon the creditworthiness of the proposed sublessee, so long as Cloudera, Inc. remains primarily liable under this Lease;
(v)    The proposed Transfer would cause a violation of another lease for space in the Project, or would give an occupant of the Building a right to cancel its lease; or
(vi)    If any proposed Transfer shall potentially have any adverse effect on the real estate investment trust qualification requirements applicable to Landlord and its affiliates.
Tenant hereby waives Section 1995.310 of the California Civil Code pertaining to remedies for withholding of consent to transfer of a leasehold.
Section 11.02    Tenant Affiliates.
Tenant, without Landlord’s prior written consent, but upon not less than ten (10) business days prior written notice to Landlord, may assign this Lease, or sublet all or any portion of the Premises, to any business entity which controls, is controlled by, or is under common control with Tenant, or to any business entity resulting from the merger or consolidation with Tenant, or to any person or entity which acquires all of Tenant’s stock (“Affiliate”), provided that said assignee or subtenant (i) has a net worth equal to or greater than that of Tenant as of the date of this Lease or the date of the Transfer, whichever is greater, and (ii) assumes, in full, the obligations of Tenant under this Lease arising from and after such assignment. Any portion of the Premises which is assigned or sublet to an Affiliate of Tenant shall not be included in the calculation of subleased, assigned or transferred Rentable Area for the purposes of Section 11.06.
Section 11.03    No Release of Tenant.
Regardless of whether or not Landlord’s consent is required or obtained, no subletting or assignment (including, without limitation, to an Affiliate) shall release Tenant of Tenant’s obligations under this Lease or alter the primary liability of Tenant to pay the Rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of Rent by Landlord from any other person shall not be deemed consent to any subsequent assignment or subletting. In the event of any default in the payment of Rent or performance of any obligation hereunder by any assignee or successor of Tenant, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against said assignee or successor.

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Section 11.04    Excess Rent.
In the event Landlord shall consent to a Transfer, Tenant shall pay to Landlord, as Additional Rent, fifty percent (50%) of all sums (including the fair market value of all non-cash consideration excluding the value, however, of any and all furniture or equipment which Tenant allows such subtenant or assignee to use) collected or received by Tenant from a subtenant or assignee which are in excess of the Base Rent and Additional Rent due and payable with respect to the subject space pursuant to Article IV for the time period encompassed by the sublease or assignment term, after first deducting reasonable leasing commissions and attorneys’ fees not in excess of Five Thousand Dollars ($5,000) paid by Tenant with respect to such sublease or assignment, the amount of such commissions and fees being amortized over the term of such sublease or assignment for the purposes of this Section 11.04. With respect to an assignment, Tenant shall make such payment on the effective date of such assignment. With respect to a sublease, Tenant shall make such payment, in advance, on a monthly basis with its regularly scheduled Base Rent payments.
Section 11.05    Information to be Provided.
Tenant’s written request to Landlord for consent to an assignment or subletting or other form of Transfer shall be accompanied by (a) the name and legal composition of the proposed Transferee; (b) the nature of the proposed Transferee’s business to be carried on in the Premises; (c) the terms and provisions of the proposed Transfer agreement (including, without limitation, a description of the portion of the Premises to be Transferred, and the effective date of the proposed Transfer), including calculation of the excess rent described in Section 11.04 above, in connection with such assignment or subletting, the name and address of the proposed Transferee, and a copy of all existing executed and/or proposed documentation pertaining to the proposed Transfer, including all existing operative documents to be executed to evidence such Transfer or the agreements incidental or related to such Transfer; (d) a copy of all executed and/or the final version of the proposed documentation pertaining to the proposed Transfer; and (e) such financial and other reasonable information as Landlord may promptly request concerning the proposed Transferee.
Section 11.06    Landlord’s Recapture Rights.
(a)    Landlord’s Recapture Rights.
Notwithstanding any other provision of this Article 11, if Tenant desires to assign, sublease or otherwise Transfer to any person or entity (other than an Affiliate) any interest in this Lease or the Premises or any part thereof, then Tenant shall deliver to Landlord a written request for consent, together with all of the information specified in Section 11.05 above. If such Transfer (together with all other assignments, subleases or Transfers then in effect) would affect more than sixty percent (60%) of the then-remaining Rentable Area of the Premises in the aggregate (such total affected portion of the Rentable Area of the Premises being referred to herein as the “Recapture Space”) for more than sixty percent (60%) of the then-remaining Lease Term (not taking into account any possible Extension Periods), then Landlord shall have the option to recapture the Recapture Space, which option shall be exercisable only by giving

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written notice to Tenant (“Recapture Notice”) within thirty (30) days after Landlord’s receipt of Tenant’s request for consent. Upon Landlord’s timely delivery of a Recapture Notice to Tenant (i) Tenant may, by delivering written notice to Landlord within two (2) business days after receipt of the Recapture Notice, rescind its request to Transfer any interest in this Lease or the Premises, whereupon Landlord shall have no right to recapture the Recapture Space and this Lease shall remain in full force and effect, or (ii) should Tenant fail to deliver written notice to Landlord within two (2) business days as mentioned in sub-section (i) above, this Lease shall terminate, and Tenant shall be fully and forever released by Landlord of and from all non-delinquent obligations of Tenant under this Lease with respect to the Recapture Space effective on the date that is specified in Tenant’s request for consent as the effective date of the proposed Transfer, except for those obligations which expressly survive the term of this Lease pursuant to the terms thereof.
(b)    Consequences of Recapture.
If Landlord recaptures less than the entire Premises pursuant to Section 11.06(a) above, then the Rent reserved herein shall be prorated on the basis the of the Rentable Area of the portion of the Premises retained by Tenant in proportion to the Rentable Area contained in the Premises. This Lease, as so amended, shall continue thereafter in full force and effect. Either party may require written confirmation of the amendments to this Lease necessitated by Landlord’s recapture of the Recapture Space. If Landlord recaptures the Recapture Space, then Landlord shall promptly (but in all events prior to Landlord tendering possession of the Recapture Space to a third party) construct, paint, and furnish any partitions required to segregate the Recapture Space from the remaining Premises retained by Tenant, as well as arrange for separate provision of utilities and services (including, at Landlord’s option, installation of separate meters if and to the extent the premises are served by separately metered utilities) (collectively, the “Demising Improvements”). Landlord, at Landlord’s sole cost and expense, agrees that the Demising Improvements shall be completed pursuant to plans and specifications reasonably acceptable to Tenant and that Landlord shall use commercially reasonable efforts to minimize any interference with Tenant’s use and enjoyment of the Premises during the construction of any Demising Improvements.
Section 11.07    Occurrence of Default.
If Tenant shall be in default under this Lease, then Landlord is hereby irrevocably authorized to direct any Transferee to make all payments under or in connection with a Transfer directly to Landlord (which payments Landlord shall apply towards Tenant’s obligations under this Lease) until such default is cured. Such Transferee shall rely on any representation by Landlord that Tenant is in default hereunder, without any need for confirmation thereof by Tenant. Upon any assignment, the assignee shall assume in writing all obligations and covenants of Tenant thereafter to be performed or observed under this Lease. No collection or acceptance of rent by Landlord from any Transferee shall be deemed a waiver of any provision of this Article XI or the approval of any Transferee or a release of Tenant from any obligation under this Lease, whether theretofore or thereafter accruing. In no event shall Landlord’s enforcement of any provision of this Lease against any Transferee be deemed a waiver of Landlord’s right to enforce

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any term of this Lease against Tenant or any other person. If Tenant’s obligations hereunder have been guaranteed, Landlord’s consent to any Transfer shall not be effective unless the guarantor also consents to such Transfer.
Section 11.08    Additional Transfers.
For purposes of this Lease, the term “Transfer” shall also include (i) if Tenant is a partnership or a limited liability company, the withdrawal or change, voluntary, involuntary or by operation of law, of fifty percent (50%) or more of the partners, officers or members, as applicable, or transfer of fifty percent (50%) or more of partnership, ownership or membership interests (as applicable), within a twelve (12)-month period, or the dissolution of the partnership or limited liability company without immediate reconstitution thereof, and (ii) if Tenant is a closely held corporation (i.e., whose stock is not publicly held and not traded through an exchange or over the counter), (A) the dissolution, merger, consolidation or other reorganization of Tenant or (B) the sale or other transfer of an aggregate of fifty percent (50%) or more of the voting shares of Tenant (other than to immediate family members by reason of gift or death), within a twelve (12)-month period, or (C) the sale, mortgage, hypothecation or pledge of an aggregate of fifty percent (50%) or more of the value of the unencumbered assets of Tenant within a twelve (12)-month period.
ARTICLE XII
DEFAULTS; REMEDIES
Section 12.01    Defaults.
The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Tenant:
(i)    The vacation or abandonment of all or a substantial portion of the Premises by Tenant, or the commission of waste at the Premises, or the making of an assignment, subletting or other transfer in violation of Article XI. Tenant waives any right to notice Tenant may have under Section 1951.3 of the California Civil Code, the terms of this Section 12.01(a) being deemed such notice to Tenant as required by said Section 1951.3;
(ii)    The failure by Tenant to make any payment of Base Rent as and when due;
(iii)    The failure by Tenant to make any payment of any other sum owing under this Lease as and when due, if such failure continues for a period of five (5) business days after written notice thereof from Landlord to Tenant. In the event that Landlord serves Tenant with a Notice to Pay Rent or Quit in the form required by applicable law, such Notice shall constitute the notice required by this paragraph, provided that the cure period stated in such Notice shall be five (5) business days rather than the statutory three (3) days;
(iv)    Tenant’s failure to provide: (i) any supplemental letter of credit as required by Section 4.07, (ii) any instrument or assurance as required by Section 7.05, (iii) estoppel certificate as required by Section 15.01 or (iv) any document subordinating this Lease to

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a Lender’s (as defined in §15.01 below) deed of trust as required by Section 17.13, if any such failure continues for five (5) business days after written notice of the failure. In the event Landlord serves Tenant with a Notice to Perform Covenant or Quit in the form required by applicable law, such Notice shall constitute the notice required by this paragraph, provided that the cure period stated in such Notice shall be five (5) business days rather than the statutory three (3) days;
(v)    The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant, other than described in paragraphs (a), (b), (c) or (d) of this Section 12.01, if such failure continues for a period of ten (10) business days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant’s default is such that more than ten (10) business days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said ten (10) business day period and thereafter diligently prosecutes such cure to completion. In the event Landlord serves Tenant with a Notice to Perform Covenant or Quit in the form required by applicable law, such Notice shall constitute the notice required by this paragraph, provided that the cure period stated in such Notice shall be ten (10) business days rather than the statutory three (3) days;
(vi)    (i) The making by Tenant of any general arrangement or assignment for the benefit of creditors; (ii) the filing by Tenant of a voluntary petition in bankruptcy under Title 11 U.S.C. or the filing of an involuntary petition against Tenant which remains uncontested for a period of sixty (60) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, provided, however, in the event that any provisions of this Section 12.01(e) is contrary to any applicable law, such provision shall be of no force or effect;
(vii)    The discovery by Landlord that any financial statement given to Landlord by Tenant, or any future guarantor of Tenant’s obligations hereunder, was materially false;
(viii)    Tenant’s Transfer of this Lease or any portion of the Premises in violation of the terms of Article XI hereof;
(ix)    Tenant’s failure to occupy the Premises within thirty (30) business days after the Commencement Date; or
(x)    The occurrence of a default and breach by Tenant under any other lease between Tenant and Landlord for premises in the Project.
Section 12.02    Remedies.
In the event of any such material default and breach by Tenant, Landlord may at any time thereafter, and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default and breach:

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(a)    Terminate Tenant’s right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant’s default including, but not limited to, (i) the cost of recovering possession of the Premises including reasonable attorney’s fees related thereto; (ii) the worth at the time of the award of any unpaid Rent that had been earned at the time of the termination, to be computed by allowing interest at the Agreed Rate but in no case greater than the maximum amount of interest permitted by law, (iii) the worth at the time at the time of the award of the amount by which the unpaid Rent that would have been earned between the time of the termination and the time of the award exceeds the amount of unpaid Rent that Tenant proves could reasonably have been avoided, to be computed by allowing interest at the Agreed Rate but in no case greater than the maximum amount of interest permitted by law, (iv) the worth at the time of the award of the amount by which the unpaid Rent for the balance of the Lease Term after the time of the award exceeds the amount of unpaid Rent that Tenant proves could reasonably have been avoided, to be computed by discounting that amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus one percent (1%), (v) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform obligations under this Lease, including, but not limited to, brokerage commissions and advertising expenses, expenses of remodeling the Premises for a new tenant (whether for the same or a different use), and any special concessions made to obtain a new tenant, and (vi) any other amounts, in addition to or in lieu of those listed above, that may be permitted by Applicable Laws.
(b)    Maintain Tenant’s right to possession as provided in Civil Code Section 1951.4 (Landlord may continue lease in effect after Tenant’s breach and abandonment and recover Rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations), in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event Landlord shall be entitled to enforce all of Landlord’s rights and remedies under this Lease, including the right to recover the Rent as it becomes due hereunder.
(c)    Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the State of California.
(d)    Tenant hereby waives for Tenant and for all those claiming under Tenant any and all rights now or hereafter existing to redeem by order of judgment of any court or by any legal process or writ, Tenant’s right of occupancy of the Premises after any termination of this Lease.
Section 12.03    Default by Landlord.
Landlord shall not be in default under this Lease unless Landlord fails to perform obligations required of Landlord within thirty (30) days after receipt of written notice from Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying that Landlord has failed to perform such obligation; provided, however, that if the nature of

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Landlord’s obligation is such that more than thirty (30) days are reasonably required for performance then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion. In the event Landlord does not commence performance of any maintenance or repair required of Landlord hereunder within the thirty (30) day period provided herein, and in the event that such maintenance or repair relates to improvements which are wholly within the Premises (not including any Building core systems or equipment), Tenant may perform such maintenance or repair, and Tenant shall be entitled to prompt reimbursement by Landlord of Tenant’s reasonable costs and expenses in taking such action, together with interest thereon at the Agreed Rate. Tenant waives any right to terminate this Lease or to vacate the Premises on Landlord’s default under this Lease. Tenant’s sole remedy on Landlord’s default is an action for damages (subject to the terms of Article XVI hereof) or injunctive or declaratory relief.
Section 12.04    Late Charges.
Tenant hereby acknowledges that late payment by Tenant to Landlord of Rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord’s designated agent within five (5) days after such amount is due and owing, Tenant shall pay to Landlord a late charge equal to five percent (5%) of such overdue amount each time a late charge is payable during the Lease Term. Notwithstanding the above, on three occasions during the Lease Term (as it may be extended) but not more than once every twelve (12) months during the Lease Term, Tenant shall be entitled to written notice of non-receipt of Rent from Landlord, and Tenant shall not be liable for any late charge, interest or other late fee hereunder if such Rent is received by Landlord within three (3) business days after Tenant’s receipt of such written notice from Landlord. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant’s default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Rent, then Rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding Section 4.01 or any other provision of this Lease to the contrary. The late charge shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord’s other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord’s remedies in any manner.
Section 12.05    Landlord’s Right to Perform Tenant’s Obligations.
All obligations to be performed or observed by Tenant under this Lease shall be performed or observed by Tenant at Tenant’s expense and without any reduction of Rent. Landlord may perform or observe any obligation of Tenant which is in default hereunder beyond

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any applicable notice and cure period, without waiving Landlord’s other rights and remedies for Tenant’s failure to perform or observe any obligations under this Lease and without releasing Tenant from any such obligations. Within thirty (30) days after receiving a statement from Landlord, Tenant shall pay to Landlord the amount of expense reasonably incurred by Landlord in performing or observing Tenant’s obligation, together with interest thereon at the Agreed Rate and Landlord’s standard fee for such involvement.
ARTICLE XIII
CONDEMNATION OF PREMISES
Section 13.01    Total Condemnation.
If the entire Premises shall be taken by condemnation at any time during the Lease Term (whether by exercise of governmental power or the sale or transfer by Landlord to any condemnor under threat of condemnation or while proceedings for condemnation are pending) such that there does not remain a portion suitable for occupation, then this Lease shall terminate as of the date transfer of possession is required. Upon such condemnation, all Rent shall be paid up to the date transfer of possession is required, and Tenant shall have no claim against Landlord for the value of the unexpired portion of the Lease Term.
Section 13.02    Partial Condemnation.
Except as otherwise provided in this Section 13.02, if any portion of the Premises is taken by condemnation during the Lease Term (whether by exercise of governmental power or the sale or transfer by Landlord to any condemnor under threat of condemnation or while proceedings for condemnation are pending), then this Lease shall remain in full force and effect as to the portion not taken. If more than thirty-three percent (33%) of the total Rentable Area of the Premises is taken by condemnation, or if a partial taking leaves the Premises unfit for the conduct of Tenant’s business, then Tenant shall have the right to terminate this Lease effective as of the date transfer of possession is required. In addition, if more than thirty-three percent (33%) of the total Rentable Area of the Premises is taken by condemnation, then Landlord shall have the right to terminate this Lease effective as of the date transfer of possession is required. Tenant and Landlord may elect to exercise their respective rights to terminate this Lease pursuant to this Section 13.02, if at all, by delivering written notice to the other party within thirty (30) days after receipt of notice of such condemnation. All Rent shall be paid up to the date of termination, and Tenant shall have no claim against Landlord for the value of the unexpired portion of the Lease Term. If this Lease shall not be terminated, then the Rent reserved herein shall be prorated on the basis the of the Rentable Area of the portion of the Premises retained by Tenant in proportion to the Rentable Area contained in the Premises immediately prior to the partial taking. If Tenant’s continued use of the Premises requires alterations and repair by reason of a partial taking, all such alterations and repair shall be made by Tenant at Tenant’s expense. Tenant waives all rights it may have under California Code of Civil Procedure Sections 1263.260 and 1265.130 or otherwise, to terminate this Lease based on partial condemnation.

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Section 13.03    Award to Tenant.
Tenant shall not because of such taking assert any claim against Landlord or the authority for any compensation because of such taking and Landlord shall be entitled to the entire award or payment in connection therewith, except that Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant’s personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Lease Term pursuant to the terms of this Lease, and for moving expenses, so long as such claims do not diminish the award available to Landlord, its ground lessor with respect to the Building or Project or its Lender (as defined in §15.01 below), and such claim is payable separately to Tenant.
ARTICLE XIV
ENTRY BY LANDLORD
Tenant shall permit Landlord and its employees, agents and contractors upon twenty- four (24) hours’ notice (except in the case of emergency, in which event no notice shall be necessary), to the Premises and all parts thereof (i) at all reasonable times for any of the following purposes: to inspect the Premises; to maintain the Premises; to make such repairs to the Premises as Landlord is obligated or may elect to make, and to make repairs, alterations or additions to any other portion of the Building; and (ii) to show the Premises and to post “For Lease” signs for the purposes of re-letting the Premises during the last nine (9) months of the Lease Term; to show the Premises to prospective lenders or purchasers of the Building; and to post notices of nonresponsibility. Notwithstanding anything to the contrary contained in this Article XIV, Landlord may enter the Premises at any time to (A) perform services required of Landlord, including janitorial service; (B) take possession due to any breach of this Lease in the manner provided herein; and (C) perform any covenants of Tenant which Tenant fails to perform pursuant to Section 12.05 above. Landlord may make any such entries without the abatement of Rent and may take such reasonable steps as required to accomplish the stated purposes. Tenant hereby waives any claims for damages or for any injuries or inconvenience to or interference with Tenant’s business, lost profits, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby except that such waiver shall not apply to any actual, out-of-pocket damages incurred by Tenant in connection with Landlord’s entry in the Building when such loss or damage is due to Landlord’s negligence or willful misconduct. For each of the above purposes, Landlord shall at all times have a key with which to unlock all the doors in the Premises, excluding Tenant’s vaults, safes and special security areas designated in advance by Tenant. In an emergency, Landlord shall have the right to use any means that Landlord may deem proper to open the doors in and to the Premises. Any entry into the Premises by Landlord in the manner hereinbefore described shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from any portion of the Premises. No provision of this Lease shall be construed as obligating Landlord to perform any repairs, alterations or decorations except as otherwise expressly agreed to be performed by Landlord herein.
ARTICLE XV
ESTOPPEL CERTIFICATE

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Section 15.01    Estoppel Certificate.
Tenant shall, at any time upon not less than fifteen (15) days’ prior written notice from Landlord or any holder of a mortgage affecting the Premises, the Building, the land beneath the Building or any interest of Landlord therein (any such holder, “Lender”), execute, acknowledge and deliver to Landlord a statement in the same form and substance as Exhibit E attached hereto in writing (i) certifying, if true, that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying, if true, that this Lease, as so modified, is in full force and effect) and the date to which the Rent and other charges are paid in advance, if any; (ii) acknowledging, if true, that there are not, to Tenant’s knowledge, any uncured defaults on the part of Landlord or Tenant hereunder, or specifying such defaults if any are known or claimed; and (iii) certifying or acknowledging, if true, such other matters as are requested by any prospective lender or purchaser of the Building which are reasonably related to the loan or sale transaction. Any such statement may be conclusively relied upon by any prospective lender or purchaser of the Building or Project.
Section 15.02    Failure to Deliver.
Tenant’s failure to timely execute, acknowledge and deliver such statement shall constitute an acceptance and acknowledgment by Tenant that such statement is true and correct, without exception. In addition, Tenant shall pay to Landlord a per diem late fee equal to Five Hundred and No/100 Dollars ($500.00) per day for each day after such fifteen (15) day period until the fully-executed statement is delivered to Landlord.
Section 15.03    Financial Statements.
In the event of either: (i) a proposed sale of all or any portion of the Building or Project, (ii) a proposed financing or refinancing of all or any portion of the Building or Project, or (iii) a request therefor from Landlord’s lender (but not more than once in any twelve (12) month period), Tenant shall, within fifteen (15) days following Tenant’s receipt of a written request of Landlord, submit to Landlord with true and complete copies of its financial statements for its last fiscal year (including interim periods following the end of the last fiscal year for which annual statements are available). Such statements shall be prepared in accordance with generally accepted accounting principles consistently applied and certified as true and correct by an authorized officer of Tenant. Notwithstanding the foregoing, this financial statement delivery requirement shall not be applicable so long as the stock in Tenant is publicly traded on the New York Stock Exchange, the American Stock Exchange or NASDAQ. Any financial statements provided to Landlord pursuant to this section shall be kept confidential and not disclosed to any third parties other than a Lender, any prospective lender or any actual or prospective purchaser of the Property, or as required by Applicable Law or a court order.
ARTICLE XVI
LIMITATIONS ON LANDLORD’S LIABILITY
If Landlord shall fail to perform any covenant, term or condition of this Lease upon Landlord’s part to be performed, and if as a consequence of such default Tenant shall recover a

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money judgment against Landlord, such judgment shall be satisfied only by the interest of Landlord in the Project, provided that in no event shall such liability extend to any insurance proceeds received by Landlord or any Landlord Parties in connection with the Project, the Building or the Premises. None of the Landlord Parties shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant. The limitations of liability contained in this Article XVI shall inure to the benefit of the Landlord’s and all Landlord Parties’ present and future partners, beneficiaries, officers, directors, trustees, shareholders, agents and employees, and their respective partners, heirs, successors and assigns. Under no circumstances shall any present or future partner of Landlord (if Landlord is a partnership), or trustee or beneficiary (if Landlord or any partner of Landlord is a trust), have any liability for the performance of Landlord’s obligations under this Lease. Notwithstanding any contrary provision herein, neither Landlord nor any Landlord Parties shall be liable under any circumstances for injury or damage to, or interference with, Tenant’s business, including but not limited to, loss of profits, loss of rents or other revenues, loss of business opportunity, loss of goodwill or loss of use, in each case, however occurring.
ARTICLE XVII
GENERAL PROVISIONS
Section 17.01    Severability.
The invalidity of any provision of this Lease shall in no way affect the validity of any other provision hereof.
Section 17.02    Agreed Rate Interest on Past-Due Obligations.
In addition to the late charge described above, any Rent or other amounts owing hereunder which are not paid (A) within five (5) business days after the date they are due, or (B) upon the date they are due if any Rent or other amounts owing hereunder have not been received by Landlord or Landlord’s designee within five (5) business days after the date due on two (2) or more prior occasions during the immediately preceding twelve (12) month period, shall bear interest from the date when due until paid at a rate per annum equal to the lesser of (x) the annual “Bank Prime Loan” rate cited in the Federal Reserve Statistical Release publication H.15(519), published weekly (or such other comparable index as Landlord and Tenant shall reasonably agree upon if such rate ceases to be published) plus four percent (4%) and (y) the highest rate permitted by applicable law (the “Agreed Rate”).
Section 17.03    Time of Essence.
Time is of the essence in the performance of all obligations under this Lease.
Section 17.04    Submission of Lease.
The submission of this Lease to Tenant shall be for examination purposes only, and does not and shall not constitute a reservation of or option for Tenant to lease, or otherwise create any interest of Tenant in the Premises or any other premises situated in the Project. The return to

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Landlord of Tenant-executed copies of this Lease shall not be binding upon Landlord, notwithstanding any preparation or anticipatory reliance or expenditures by Tenant or any time interval, until Landlord has in fact executed and actually delivered a fully-executed copy of this Lease to Tenant. This document shall not be effective as a lease or otherwise until executed and delivered by both Landlord and Tenant.
Section 17.05    Incorporation of Prior Agreements and Exhibits and Schedules.
This Lease (including Exhibits A, B, C, D, E, F, G and H, and Schedule 1 and Schedule 2) contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. All of those exhibits, together with the schedules thereto, are hereby incorporated into this Lease by this reference thereto, and are made a part of the Lease. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Tenant hereby acknowledges that neither the Landlord nor any employees or agents of the Landlord has made any oral or written warranties or representations to Tenant relative to the condition or use by Tenant of said Premises.
Section 17.06    Notices.
(a)    Written Notice.
Any notice required or permitted to be given hereunder shall be in writing and shall be given by a method described in paragraph (b) below and shall be addressed to Tenant or to Landlord, as the case may be, at the respective address noted below next to the signature of such party. Either party may, by notice to the other party, specify a different address for notice purposes. A copy of all notices required or permitted to be given hereunder to Tenant or to Landlord, as the case may be, shall be concurrently transmitted to such other persons at such addresses as may hereafter be designated by Tenant or Landlord, respectively, by notice to the other party; provided, however, no delay or failure of delivery to any such persons shall affect the validity of the delivery of such notice to Tenant or to Landlord, as the case may be.
(b)    Methods of Delivery.
(i)    When personally delivered to the recipient, notice is effective upon delivery. Delivery to the person apparently designated to receive deliveries at the subject address (e.g., a receptionist) shall constitute personal delivery if made during business hours.
(ii)    When mailed by certified mail with return receipt requested, notice is effective upon receipt if delivery is confirmed by a return receipt.
(iii)    When delivered by recognized overnight courier service (e.g., Federal Express, Airborne, United Parcel Service, DHL WorldWide Express) with charges prepaid or charged to the sender’s account, notice is effective upon delivery if delivery is confirmed by the courier service.

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(iv)    When delivered by electronic mail to the last electronic mail address of the recipient known to the party giving notice, notice is effective on receipt as long as (A) a duplicate copy of the notice is promptly given by first-class or certified mail or by overnight delivery, or (B) the receiving party delivers a written confirmation of receipt. Any notice given by electronic mail shall be considered to have been received on the next business day if it is received after 5:00 p.m. (recipient’s time) on a nonbusiness day.
(c)    Refused, Unclaimed or Undeliverable Notices.
Any correctly addressed notice that is refused, unclaimed, or undeliverable because of an act or omission of the party to be notified shall be considered to be effective as of the first date that the notice was refused, unclaimed, or considered undeliverable by the postal authorities, messenger, or overnight courier service.
Section 17.07    Waivers.
No waiver of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach of the same or any other provisions. Any consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of consent to or approval of any subsequent act. The acceptance of Rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord’s knowledge of such preceding breach at the time of acceptance of such Rent.
Section 17.08    Recording.
Tenant may not record a “short form” memorandum of this Lease.
Section 17.09    Surrender of Possession; Holding Over.
(a)    At the expiration or earlier termination of this Lease, Tenant shall remove all of Tenant’s equipment, trade fixtures, supplies, wall decorations, signage and other personal property from the Premises, the Building and the Common Areas and shall vacate the Premises, and surrender to Landlord possession of the Premises and all improvements therein, broom clean and in as good order and condition as when possession was taken by Tenant, excepting only normal wear and tear, damage due to casualty not caused by Tenant or Tenant’s agents, employees or contractors. Except for such normal wear and tear, damage due to casualty not caused by Tenant or Tenant’s agents, employees or contractors, Tenant shall, at Tenant’s sole expense: (i) repair all damage to the Premises, the interior and exterior of the Building and the Common Areas caused by Tenant’s removal of its property; (ii) patch and refinish, to Landlord’s reasonable satisfaction, all penetrations made by Tenant or any Tenant Parties to the roof, floor, interior or exterior walls or ceiling of the Premises and the Building, whether or not such penetrations were made with Landlord’s approval; (iii) repair or replace all damaged ceiling tiles, wall coverings and floor coverings to the reasonable satisfaction of Landlord; (iv) repair all damage caused by Tenant to the exterior surface of the Building, (v) remove or cause to be removed from the Premises all debris and rubbish, such items of furniture, equipment, business and trade fixtures, free-standing cabinet work, movable partitions and other articles of personal

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property owned by Tenant or installed or placed by Tenant at its expense in the Premises, and such similar articles of any other persons claiming under Tenant, as Landlord may, in its sole discretion, require to be removed, and (vi) remove or cause to be removed from the Premises all debris and rubbish. Upon the expiration or earlier termination of this Lease, Landlord may reenter the Premises and remove all persons and property therefrom. If Tenant shall fail to surrender to Landlord the Premises, the Building and the Common Areas in the condition required by this Section 17.09(a) at the expiration or earlier termination of this Lease, then Landlord, at Tenant’s expense, may remove Tenant’s signs, property and/or improvements not so removed and make such repairs and replacements not so made or hire, at Tenant’s expense, independent contractors to perform such work. Tenant shall be liable to Landlord for all costs incurred by Landlord in returning the Premises, the Building and the Common Areas to the required condition, together with interest thereon at the Agreed Rate from the date incurred by Landlord until paid. Tenant shall pay to Landlord the amount of all costs so incurred (including, without limitation, costs of disposal, storage and insurance), together with interest at the Agreed Rate, within thirty (30) days after receipt of an invoice therefor.
(b)    If Tenant, without Landlord’s prior written consent, remains in possession of the Premises after the expiration of the Lease Term, then such occupancy shall be a tenancy-at-sufferance on every applicable term, condition and agreement contained herein (including the payment of Additional Rent), except that monthly Base Rent shall be payable at a rate equivalent to one hundred fifty percent (150%) of the higher of (i) the monthly Base Rent in effect immediately prior to such expiration, or (ii) the fair market rental value of the Premises at such time, such payments to be made as herein provided for Base Rent. Nothing contained in this Section 17.09 shall be construed as consent by Landlord to any holding over by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Section 17.09 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys’ fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender and any lost profits to Landlord resulting therefrom.
(c)    No act or thing done by Landlord or any agent or employee of Landlord during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in writing by Landlord. The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been properly terminated. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the

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option of Landlord shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises or terminate any or all such sublessees or subtenancies.
Section 17.10    Cumulative Remedies.
No remedy or election hereunder by Landlord shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.
Section 17.11    Covenants and Conditions.
This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord’s expense or to any setoff of the Rent or other amounts owing hereunder against Landlord.
Section 17.12    Binding Effect; Choice of Law.
Subject to any provisions hereof restricting assignment or subletting by Tenant and a fully-executed subject to the provisions of Article XVI, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State of California. IN ANY ACTION OR PROCEEDING ARISING HEREFROM, LANDLORD AND TENANT HEREBY CONSENT TO (I) THE JURISDICTION OF ANY COMPETENT COURT WITHIN THE STATE OF CALIFORNIA, (II) SERVICE OF PROCESS BY ANY MEANS AUTHORIZED BY CALIFORNIA LAW, AND (III) IN THE INTEREST OF SAVING TIME AND EXPENSE, TRIAL WITHOUT A JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR THEIR SUCCESSORS IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT’S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY. IN THE EVENT LANDLORD COMMENCES ANY SUMMARY PROCEEDINGS OR ACTION FOR NONPAYMENT OF BASE RENT OR ADDITIONAL RENT, TENANT SHALL NOT INTERPOSE ANY COUNTERCLAIM OF ANY NATURE OR DESCRIPTION (UNLESS SUCH COUNTERCLAIM SHALL BE MANDATORY) IN ANY SUCH PROCEEDING OR ACTION, BUT SHALL BE RELEGATED TO AN INDEPENDENT ACTION AT LAW.
Section 17.13    Lease to be Subordinate and Lender Protections.
(a)    Subordination and Attornment.
Tenant agrees that this Lease is and shall be, at all times, subject and subordinate to (i) the lien of any mortgage, deed of trust or other encumbrances now existing or hereafter executed which Landlord may create against the Premises, the Building or the Project, including all modifications, renewals, extensions and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the

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holders of such mortgages, trust deeds or other encumbrances, or the lessors under such ground lease or underlying leases, require in writing that this Lease be superior thereto, and (ii) all ground or underlying leases now existing or hereafter executed affecting the Building or the Project, including all modifications, renewals, extensions and replacements thereof; provided, however, that regardless of any default under any such ground or underlying lease or any termination of any such ground or underlying lease, so long as Tenant timely performs all covenants and conditions of this Lease and continues to make all timely payments hereunder, this Lease and Tenant’s possession and rights hereunder shall not be disturbed by any ground or underlying landlord, or anyone claiming under or through any such ground or underlying landlord. Tenant shall execute and deliver any commercially reasonable documents confirming the subordination of this Lease within ten (10) days after delivery of same by Landlord, provided that with respect to any ground or underlying lease, the ground or underlying landlord agrees therein that this Lease will not be terminated if Tenant is not in default following the termination of any such ground or underlying lease. Tenant hereby agrees that a Subordination, Nondisturbance and Attornment Agreement (“SNDA”) which is substantially in the form attached hereto as Exhibit D shall be deemed to be commercially reasonable for purposes of the immediately preceding sentence. Landlord shall use commercially reasonable efforts to obtain such a SNDA from any lender with an existing mortgage or deed of trust recorded against the Project as of the Date of this Lease within sixty (60) days after the Date of this Lease, and (ii) any future lender which may have a mortgage or deed of trust recorded against the Project within sixty (60) days after the date such mortgage or deed of trust is recorded against the Project; provided that Landlord shall not be deemed to be in default hereunder, and Tenant shall not have any grounds for termination of this Lease, abatement of Rent or other remedy should Landlord fail to obtain such SNDA.
Section 17.14    Attorneys’ Fees.
In the event any action or proceeding is brought by any party to enforce or interpret the provisions of this Lease, or if any other action or proceeding is brought arising out of or relating to this Lease, the prevailing party in such action or proceeding shall be entitled to recover the reasonable fees of its attorneys, experts and arbitrators, and other costs of suit.
Section 17.15    Signs.
(a)    Subject to the terms of this Section 17.15, throughout the Lease Term, Tenant shall have the exclusive right, at Tenant’s sole expense, to install and maintain Tenant’s company name on two Exterior Building Parapet Signs on the Building, along with directional signage of the project and monument signage all as depicted on Exhibit E attached hereto; provided, however, that such rights to the Exterior Building Parapet Sign shall terminate, and Tenant, at Tenant’s sole expense, shall remove any such Exterior Building Parapet Signs as provided for in this Section 17.15 as if the Lease Term had expired, if Landlord recaptures more than sixty percent (60%) of the Premises from Tenant for more than fifty percent (50%) of the then-remaining Lease Term pursuant to the terms of Section 11.06 above.
(b)    Tenant shall not place any signs outside the Premises (or visible from outside the Premises) without Landlord’s prior written consent, which consent shall not be

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unreasonably withheld; provided, however, any such signage shall be subject to the terms of this Section 17.15. Tenant’s identification signage and other signage, including any directional signage outside the Premises (or visible from outside the Premises) shall be referred to herein, collectively, as “Tenant’s Signage.” All aspects of Tenant’s Signage, including, but not limited to, quality, design, color, style, lighting, size and specifications, as applicable, shall be (i) consistent with Landlord’s signage policy set forth on Exhibit D attached hereto and any other signage program for the Building or the Project which may be in effect from time to time, (ii) subject to Landlord’s prior written approval which shall not be unreasonably withheld, conditioned or delayed, and (iii) in compliance with all applicable governmental laws, ordinances, rules, regulations, codes and approvals. Tenant shall be responsible, at its sole cost and expense, for the installation, maintenance, repair and replacement of Tenant’s Signage. Upon the expiration or earlier termination of this Lease, Tenant shall, at Tenant’s sole cost and expense, remove Tenant’s Signage and repair any damage resulting therefrom. Notwithstanding anything to the contrary contained in this Section 17.15, Landlord, at its election, shall have the right to perform any and all installation, maintenance, repair, replacement and removal of Tenant’s Signage and to repair any damage resulting therefrom, in which instance Tenant shall pay to Landlord upon demand the cost of such installation, maintenance, repair, replacement, removal and repair within ten (10) days after receipt of an invoice. Tenant shall be responsible, at its sole cost and expense, for obtaining all governmental approvals for Tenant’s Signage, provided that Tenant shall not submit any applications or requests for governmental approvals without first obtaining Landlord’s prior written approval thereof which shall not be unreasonably withheld, conditioned or delayed, and provided further that Tenant shall provide written notice to Landlord of all hearings and meetings with any applicable governmental authority regarding Tenant’s applications or requests for governmental approvals not later than five (5) business days prior thereto. Subject to the foregoing, upon request by Tenant from time to time, Landlord agrees (at no cost to Landlord) to reasonably cooperate with Tenant in connection with Tenant’s efforts to obtain all governmental approvals for Tenant’s Signage, provided that Landlord shall have no obligation (and Tenant shall have no right) to agree to or to comply with any conditions which may be imposed upon Landlord or the Building or the Project in connection with any governmental approvals for Tenant’s Signage. Tenant hereby acknowledges and agrees that the governmental approvals for Tenant’s Signage are not conditions to the validity of this Lease, and in the event Tenant fails to obtain any such approvals, this Lease shall continue in full force and effect in accordance with its terms, except that Tenant shall have no right with respect to Tenant’s Signage which is not so approved. Should the name of the originally named Tenant herein be legally changed or should Tenant’s Signage be assigned to an Affiliate (any such other name referred to herein as a “New Name”), Tenant, at its sole cost and expense, shall be entitled to modify Tenant’s name as the same appears on Tenant’s Signage to reflect Tenant’s New Name, so long as Tenant’s New Name is not an Objectionable Name. In addition to the foregoing, should Tenant assign this Lease or sublet a portion of the Premises to an approved Transferee, Tenant, at its sole cost and expense, shall be entitled to allocate a portion of Tenant’s Signage to such approved Transferee and such approved Transferee shall be entitled to use such portion of Tenant’s Signage for the then-remaining Lease Term in accordance with the terms and conditions of this Section 17.15. As used herein, the term “Objectionable Name” shall mean any name which relates to an entity which is of a character or reputation, or is associated with a political orientation or faction, which is inconsistent with the quality of the Building or the Project, or

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which would otherwise reasonably offend a landlord of similar buildings in the vicinity of the Building.
Section 17.16    Merger.
The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, or a termination by Landlord, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.
Section 17.17    Quiet Possession.
Landlord covenants that Tenant, upon timely paying the Rent for the Premises and timely observing and performing all of the covenants, conditions and provisions on Tenant’s part to be observed and performed hereunder, shall have quiet possession of the Premises for the Lease Term, subject to all of the covenants, conditions and provisions of this Lease. The foregoing covenant is in lieu of any other covenant express or implied.
Section 17.18    Easements.
Landlord reserves to itself the right, from time to time, to grant such easements, rights and dedications that Landlord deems necessary or desirable, and to cause the recordation of parcel maps and covenants, conditions and restrictions, so long as such easements, rights, dedications, maps and covenants, conditions and restrictions do not unreasonably interfere with Tenant’s use of or access to the Premises. Tenant shall sign any of the aforementioned or other documents, and take such other actions, which are reasonably necessary or appropriate to accomplish such granting, recordation and subordination of the Lease to same, upon request of Landlord, and failure to do so within ten (10) business days after a written request to do so shall constitute a material breach of this Lease, provided that Landlord shall reimburse Tenant for Tenant’s reasonable out-of-pocket expenses (including reasonable attorneys’ fees) necessarily incurred in the performance of Tenant’s obligations under this Section 17.18.
Section 17.19    Authority.
Each individual executing this Lease on behalf of a corporation, limited liability company or partnership or other corporate represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of such entity in accordance with a duly adopted resolution of the governing group of the entity empowered to grant such authority, and that this Lease is binding upon said entity in accordance with its terms. Each party shall provide the other with a certified copy of its resolution within thirty (30) days after execution hereof, but failure to do so shall in no manner (i) be evidence of the absence of authority or (ii) affect the representation or warranty.
Section 17.20    Force Majeure Delays.
In any case where Landlord is required to do any act (other than the payment of money), and the performance of such act is prevented, delayed or stopped due to Acts of God or Nature,

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war, terrorism, civil commotion, fire, flood or other casualty, labor difficulties, shortages of labor or materials or equipment, government regulations, delay by government or regulatory agencies with respect to approval or permit process, unusually severe weather, the time for performance of such act (whether designated by a fixed date, a fixed time or a “reasonable time”) shall be deemed to be extended by the period of such prevention, delay or stoppage.
Section 17.21    Hazardous Materials.
(a)    Definition of Hazardous Materials and Environmental Laws.
“Hazardous Materials” means any chemical, substance, petroleum, pollutant, product, waste or other material of any nature whatsoever (collectively called “Hazardous Materials”) subject to regulation pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. sections 9601, et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. section 1801, et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. section 6901, et seq.; the Toxic Substances Control Act, 15 U.S.C. sections 2601, et seq.; the Clean Air Act, 42 U.S.C. sections 7401 et seq.; the Clean Water Act, 33 U.S.C. sections 1251, et seq.; the California Hazardous Waste Control Act, Health and Safety Code sections 25100, et seq.; the California Hazardous Substances Account Act, Health and Safety Code sections 26300, et seq.; the California Safe Drinking Water and Toxic Enforcement Act, Health and Safety Code sections 25249.5, et seq.; California Health and Safety Code sections 25280, et seq. (Underground Storage of Hazardous Substances); the California Hazardous Waste Management Act, Health and Safety Code sections 25170.1, et seq.; California Health and Safety Code sections 25501. et seq. (Hazardous Materials Response Plans and Inventory); California Health and Safety Code sections 25214.9 et seq. (Electronic Waste); or the Porter-Cologne Water Quality Control Act, California Water Code sections 13000, et seq.; all of the foregoing as may be amended from time to time; or any other federal, state or local statute, law, ordinance, resolution, code, rule, regulation, order or decree regulating, relating to or imposing liability (including, but not limited to, warning, disclosure, management, storage, disposal, release, response, removal and remediation costs) or standards of conduct or performance concerning any Hazardous Material as now or at any time hereafter may be in effect (collectively, “Environmental Laws”).
(b)    Use of Hazardous Materials.
Tenant shall not cause or permit any Hazardous Materials to be brought upon, kept or used in, on or about the Project by Tenant or Tenant Parties without the prior written consent of Landlord. Tenant shall, at all times, provide any required warnings or disclosure, and shall use, keep, store, and handle all such Hazardous Materials in or about the Project in compliance with all applicable Environmental Laws. Tenant shall not treat or dispose of Hazardous Materials at the Project. Tenant shall properly dispose of Hazardous Materials at an off-site facility in accordance with Environmental Laws, and shall properly remove from the Premises or the Project, as applicable, all Hazardous Materials used or brought onto the Premises or the Project by or at the direction of Tenant during the Lease Term prior to the expiration or earlier termination of the Lease.

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(c)    Environmental Indemnity.
Tenant agrees to indemnify, defend, protect and hold Landlord harmless from any liabilities, losses, claims, damages, penalties, fines, attorney’s fees, expert fees, court costs, remediation costs, investigation costs, or other expenses resulting from or arising out of a breach of this Section 17.21 or the use, storage, treatment, transportation, release, presence, generation, or disposal of Hazardous Materials on, from or about the Project, and/or subsurface or ground water, after the Delivery Date from an act or omission of Tenant (or Tenant’s successor) or any Tenant Parties.
(d)    Tenant’s Remediation Obligations.
If the presence of Hazardous Materials on the Project is a result of an act or omission of Tenant or any Tenant Parties (or their successors), and such Hazardous Materials contaminate the Project or any water or soil beneath the Project, Tenant shall promptly take all action necessary or appropriate to investigate and remedy that contamination, at its sole cost and expense, provided that Landlord’s consent to such action shall first be obtained, which consent shall not be unreasonably withheld, conditioned or delayed.
(e)    Notification.
Tenant shall promptly notify Landlord of (i) any release of Hazardous Materials in, on or about the Premises, and (ii) any communication received from any governmental entity concerning Hazardous Materials or the violation of Environmental Laws that relate to the Premises.
Section 17.22    Modifications Required By Landlord’s Lender.
If any current or prospective lender or ground lessor for the Building or the Project requests a modification of this Lease that will not increase Tenant’s cost or expense or materially and adversely change Tenant’s rights and obligations hereunder, then this Lease shall be so modified and Tenant shall execute whatever documents are reasonably required by such lender or ground landlord and deliver the same to Landlord within ten (10) days after the request.
Section 17.23    Brokers.
Landlord and Tenant represent and warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, except for the Broker defined in the Basic Terms, and that they know of no other real estate broker or agent who is entitled to a commission or finder’s fee in connection with this Lease through the party making such representation and warranty. Each party shall indemnify, protect, defend, and hold harmless the other party against all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including reasonable attorneys’ fees) for any leasing commission, finder’s fee, or equivalent compensation alleged to be owning on account of the indemnifying party’s dealings with any real estate broker or agent.
Section 17.24    Survival.

All covenants and obligations arising out of this Lease shall survive the expiration or earlier termination of this Lease and shall remain outstanding until satisfied in full.
Section 17.25    Confidentiality.
Neither Landlord nor Tenant shall make any public announcement or disclosure of the terms of this Lease to outside brokers or other third parties, before or after the Effective Date hereof, without the specific prior written consent of the other, except for such disclosures to the parties’ lenders, creditors, investors, partners, members, officers, employees, agents, consultants, attorneys and accountants as may be necessary to permit each party to perform its obligations hereunder.
Section 17.26    Telecommunications Equipment.
If Tenant determines that fiber optic lines or telecommunications carriers available to the Building are insufficient for Tenant’s telecommunications needs, Landlord will not unreasonably withhold its consent to Tenant’s request to add additional carriers (and Landlord will not charge any such carrier any additional fee or charge over and above the fees or charges payable by the existing carriers) and/or upgrade such systems, at Tenant’s sole cost and expense and subject to such rules, regulations and conditions as Landlord may reasonably require. To the extent such upgrades involve the placement of new fiber optic lines, such shall be located in existing conduits to the extent reasonably possible. In addition, Tenant may install, or cause a carrier, vendor or other operator selected by Tenant and acceptable to Landlord to install, maintain and operate microwave dishes and related equipment (collectively, the “Telecommunications Equipment”) on a site (the “Site”) located on the roof of the Building, provided that such Telecommunications Equipment is approved in advance by Landlord, which approval shall not be unreasonably withheld.
(a)    Any installation, maintenance, operation, alteration, repair or replacement of Telecommunications Equipment by or for Tenant shall be subject to all of the requirements and provisions of this Lease, including the terms and conditions of Section 6.03 Alterations. Landlord may also require that any such work, including work on or involving the roof (and including, without limitation, any roof penetrations approved by Landlord), be performed, at Tenant’s cost, by a contactor designated or approved by Landlord. Landlord may require that Tenant, or the carrier or operator, as applicable, enter into a telecommunications access agreement on Landlord’s standard form prior to any installation of Telecommunications Equipment. Notwithstanding anything to the contrary herein, Landlord acknowledges that Tenant desires to install Telecommunications Equipment similar to that shown on Exhibit H hereto on the roof of the Building and agrees not to unreasonably withhold Landlord’s consent to any such Telecommunications Equipment, subject to Landlord’s further approval of the location, size, design and materials of such Telecommunications Equipment, which approval shall not be unreasonably withheld.
(b)    If Tenant installs any Telecommunications Equipment, Tenant shall do so at its sole cost and expense, and Tenant shall obtain, at its sole cost and expense, any and all permits, authorizations and certificates, including, without limitation, zoning variances or

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changes, as may be required with respect to such Telecommunications Equipment from all governmental agencies. Landlord agrees to reasonably cooperate with Tenant to obtain same if required by applicable governmental agencies; provided, however, that Landlord shall not be obligated to incur any costs or accept the imposition of any zoning change or use restrictions affecting the Building.
(c)    Telecommunications Equipment installed or operated by or for Tenant shall not interfere with the operations (including, without limitation, transmissions or reception) of any other Telecommunications Equipment located in the Building.
(d)    Tenant shall repair any damage caused by Tenant’s installation, maintenance, operation, alteration, repair or replacement of Telecommunications Equipment, and shall indemnify, protect, defend and hold Landlord harmless from any and all claims, liabilities, damages or expenses (collectively, the “Claims”) associated therewith, including, without limitation: (i) any Claims by other tenants of the Premises or other third parties that Tenant’s installation, maintenance, operation, alteration, repair or replacement of Telecommunications Equipment has caused interference or interruption with the operation of other Telecommunications Equipment; and (2) any voiding of or other effect that Tenant’s installation, maintenance, operation, alteration, repair or replacement of Telecommunications Equipment may have on any warranty with respect to the roof or other portions of the Building. Landlord shall not be liable for any damage to or interference with Tenant’s business or any loss of income from Tenant’s business, or for loss of or damage to Tenant’s Telecommunications Equipment caused by or resulting from any damage to or interference with, or operation of Tenant’s Telecommunications Equipment, including, without limitation, maintenance, operation, alteration, repair or replacement of other Telecommunications Equipment in the Building, whether by or for Landlord, other tenants of the Premises, or other third parties, and Tenant waives all Claims against Landlord for the same, except that Landlord shall indemnify, protect, defend and hold Tenant harmless from all Claims (but in no event lost profits or other consequential damages) to the extent arising out of or in connection with the gross negligence or willful acts of Landlord or its agents, employees, or representatives. Landlord’s approval of Tenant’s installation of any Telecommunications Equipment shall not constitute a representation that any Telecommunications Equipment will function effectively in or on the Building.
Section 17.27    List of Exhibits and Schedules.

EXHIBIT A:	Real Property Legal Description, Project Site Plan and Premises Floor Plan

EXHIBIT B:	Memorandum of Commencement of Lease Term and Schedule of Base Rent

EXHIBIT C	Work Letter Agreement for Tenant Improvements and Interior Specification Standards

EXHIBIT D	Signage Exhibit

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EXHIBIT E	SNDA

EXHIBIT F:	Estoppel Certificate

EXHIBIT G:	Rules and Regulations

EXHIBIT H:	Telecommunications Equipment

SCHEDULE 1:	Charging Stations Site Plan

SCHEDULE 2:	Tri-Party Agreement
LANDLORD AND TENANT EACH HAS CAREFULLY READ AND HAS REVIEWED THIS LEASE AND BEEN ADVISED BY LEGAL COUNSEL OF ITS OWN CHOOSING AS TO EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOWS ITS INFORMED AND VOLUNTARY CONSENT THERETO. EACH PARTY HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS AND CONDITIONS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LANDLORD AND TENANT WITH RESPECT TO THE PREMISES.
Executed at Palo Alto, California, as of the reference date.
(Signatures continued on next page)

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LANDLORD:		ADDRESS:
395 PAGE MILL LLC,
a Delaware limited liability company		c/o Jay Paul Company
By:	/s/ Phillip A. Verinsky	Four Embarcadero Center,
Name:	Phillip A. Verinsky	Suite 3620
	(Type or Print Name)	San Francisco, CA 94111
Title:	Vice President
ADDRESS:

TENANT:		(Before Commencement Date)

CLOUDERA, INC.,		1001 Page Mill Road
a Delaware corporation		Building 2
By:	/s/ Jim Frankola	Palo Alto, California 94304
Name:	Jim Frankola	Attention: Jim Frankola
(Type or Print Name)
Title:	CFO	With a copy to:

1001 Page Mill Road
Building 2
Palo Alto, California 94304
Attention: David Middler

(After Commencement Date)

395 Page Mill Road
Palo Alto, California 94304
Attn: Jim Frankola

With a copy to:

395 Page Mill Road
Palo Alto, California 94304
Attn: David Middler

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EXHIBIT A
PROJECT SITE PLAN AND PREMISES FLOOR PLAN

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

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PREMISES
Legal Description of Real Property For The Premises
Real property in the City of Palo Alto, County of Santa Clara, State of California, described as follows:
All of Parcel 1, as said Parcel is shown upon that certain Parcel Map entitled, “Parcel Map, consisting of all of Block 4 ‘Map of Sunnyside Addition to the Town of Mayfield’ (K Maps, 47) and portions Lots 1, 2, 7 & 8 of ‘Lambert Tract, Town of Mayfield’ (C Misc. Records, 350)”, which Map was filed for record in the Office of the Recorder of the County of Santa Clara, State of California on June 27, 1975 in Book 358 of Maps, at Page 23.

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EXHIBIT B
MEMORANDUM OF
COMMENCEMENT OF LEASE TERM
Pursuant to Article III, Section 3.01, paragraph (a) of the above-referenced Lease, the parties to said Lease agree to the following:
The Commencement Date of the Lease is __________, 20__.
The date for commencement of Base Rent for the Premises is ______________.
The date for commencement of payment of Operating Expenses, Real Property Taxes and Insurance Expenses is _________________.
Attached hereto as a part hereof is a true and correct schedule of Base Rent. The total Rentable Area of the Premises is an agreed upon 224,852 square feet of Rentable Area.
Each person executing this Memorandum certifies that he or she is authorized to do so on behalf of and as the act of the entity indicated. Executed as of ___________, 20__, at Palo Alto (Santa Clara County), California.

“Landlord”

395 PAGE MILL LLC, a Delaware limited liability company

By:
Name:
(Type or Print Name)

Title:

“Tenant”

CLOUDERA, INC.,
a Delaware corporation

By:
Name:
(Type or Print Name)

Title:

B-1

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EXHIBIT C
WORK LETTER AGREEMENT FOR TENANT IMPROVEMENTS
AND INTERIOR SPECIFICATION STANDARDS
This Work Letter Agreement (“Work Letter”) shall set forth the terms and conditions relating to the construction of Tenant Improvements within the Premises. This Work Letter is essentially organized chronologically and is intended to address the issues of the construction of Tenant Improvements at the Premises, in sequence, as such issues will arise during the actual construction of the Premises. All references in this Work Letter to Articles or Sections of “the Lease” shall mean the relevant portions of the above referenced Lease to which this Work Letter is attached as Exhibit C, and all references in this Work Letter to Sections of “this Work Letter” shall mean the relevant portions of Sections 1 through 5 of this Work Letter.
SECTION 1
DELIVERY OF THE PREMISES
1.1    Condition of Premises. Landlord has constructed, at its sole cost and expense, the base, shell, and core (collectively, the “Base, Shell, and Core”). Notwithstanding anything set forth in this Tenant Work Letter to the contrary, Tenant shall accept the Base, Shell and Core from Landlord in their presently existing, “as-is” condition. Notwithstanding the foregoing, following the mutual execution and delivery of the Lease, Landlord shall, at Landlord’s sole cost and expense, construct and/or install, as the case may be, the following improvements in the Premises (collectively, the “Landlord Work”): Landlord shall deliver the Premises with the “incubator” space, the private offices and the corridor separating the kitchen from the outdoor patio area restored pursuant to the existing tenant’s restoration obligations depicted on Schedule Three attached hereto unless otherwise agreed to in writing by Landlord and Tenant.
SECTION 2
TENANT IMPROVEMENTS
2.1    Tenant to Construct. At Tenant’s sole cost and expense, including, subject to the terms of this Section 2.1, payment to Landlord of an amount equal to two percent (2.0%) of the hard construction costs associated with such improvements as an oversight fee (the “Construction Management Fee”). Tenant shall construct certain interior improvements in conformance with the Approved Working Drawings described below (“Tenant Improvements”) and subject to all the terms and conditions of the Lease and this Agreement, provided that a failure, for any reason, to complete the construction of the Tenant Improvements for the Premises by the Commencement Date therefor shall have no impact on the relevant Commencement Date and date for commencement of payment of Base Rent, which shall remain unchanged. To the extent such amount is in excess of the Construction Management Fee, Tenant shall reimburse Landlord for Landlord’s reasonable out-of-pocket design review costs in connection with each of the plans and working and construction drawings reviewed, by Landlord, pursuant to Article III below, within thirty (30) days of receipt of a reasonably detailed invoice by Tenant, in which

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event Tenant shall be excused from paying the Construction Management Fee to Landlord. Any Tenant Improvements that require the use of Building risers, raceways, shafts and/or conduits, shall be subject to Landlord’s reasonable rules, regulations, and restrictions, including the requirement that any cabling vendor must be selected from a list provided by Landlord, and that the amount and location of any such cabling must be approved by Landlord. Notwithstanding the foregoing, Landlord hereby approves Isetta Data Communications (“IDC”) as an approved cabling vendor for purposes of performing certain portions of the Tenant Improvements. All Tenant Improvements for which the Tenant Improvement Allowance has been made available shall be deemed Landlord’s property under the terms of the Lease; provided, however, Landlord may, by written notice to Tenant at the time the Tenant Improvements are approved, require Tenant to remove the Tenant Improvements prior to the end of the Lease Term, or given following any earlier termination of this Lease, require Tenant, at Tenant’s expense, to remove any Tenant Improvements and to repair any damage to the Premises and Building caused by such removal and return the affected portion of the Premises to their condition existing prior to the installment of such Tenant Improvements.
2.2    Tenant Improvement Allowance.
(a)    Tenant Improvement Allowance. Landlord shall provide a tenant improvement allowance (the “Tenant Improvement Allowance”) in the amount of Four Million Four Hundred Ninety-Seven Thousand and Forty and 00/100 Dollars ($4,497,040.00), (i.e., $20.00 per square foot of Rentable Area in the Premises) to be used by Tenant solely for the Tenant Improvement Allowance Items described in Section 2.3 below in connection with improving the Premises pursuant to the Approved Working Drawings (as defined in Section 3.4 below).
(b)    Use of Funds. The Tenant Improvement Allowance shall be used towards the costs of Tenant Improvement Allowance Items (defined below) and Landlord shall be under no obligation to fund costs relating to furniture, equipment, including, without limitation, screening or viewing equipment, trade fixtures, moving expenses and other personal property. In no event shall Landlord be obligated to make disbursements of Landlord’s funds pursuant to this Work Letter in a total amount which exceeds the cost of the Tenant Improvement Allowance Items. All such improvements shall be subject to all of the terms of this Work Letter. The Tenant Improvement Allowance must be used on or before the date that is one (1) year after the Commencement Date of the Lease or any unused portions thereof shall be waived and forfeited as to Tenant. Also, if the actual cost of such improvements is less than the amount of the Tenant Improvement Allowance, the unused portions thereof shall be forfeited by Tenant.
2.3    Disbursement of the Tenant Improvement Allowance.
2.3.1    Tenant Improvement Allowance Items. Except as otherwise set forth in this Work Letter, the Tenant Improvement Allowance shall be disbursed by Landlord (pursuant to Landlord’s disbursement process as described below) for costs of the design and construction of the Tenant Improvements, including the following items and costs (collectively, the “Tenant Improvement Allowance Items”):

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(i)    the payment of fees of the “Architect,” and the “Engineers,” as those terms are defined in Section 3.1 of this Work Letter and all fees paid by Tenant to, and the cost of documents and materials supplied by, a project manager and other construction and/or design consultants in connection with the design and construction of the Tenant Improvements as well as all other actual and documented out-of-pocket costs reasonably expended by Landlord or Tenant in connection with the construction of the Tenant Improvements;
(ii)    the payment of plan check, permit and license fees relating to construction of the Tenant Improvements;
(iii)    the cost of construction of the Tenant Improvements, including, without limitation, contractor’s fees and general conditions, costs of labor, materials, equipment, and services, testing and inspection costs, costs of trash removal, demolition, utility hook-up charges, hoist fees, parking fees and utilities usage;
(iv)    the cost of any changes to the Construction Drawings or Tenant Improvements required by the Applicable Laws, all of which shall be Tenant’s responsibility, at Tenant’s sole expense;
(v)    sales and use taxes, gross receipts taxes, fees (including, without limitation Title 24 fees); and
(vi)    the purchase and installation of the Charging Stations.
2.3.2    Disbursement of the Tenant Improvement Allowance. During the design and construction of the Tenant Improvements, Landlord shall make monthly disbursements of the Tenant Improvement Allowance for Tenant Improvement Allowance Items for the benefit of Tenant and shall authorize the release of monies for the benefit of Tenant pursuant to the disbursement process set forth below. On or before the twenty-fifth (25th) day of each month (a ”Submittal Date”), Tenant shall deliver to Landlord: (i) an application and certification (the ”Payment Application”) for payment of the “Contractor,” as that term is defined in Section 4.1 of this Work Letter (or for reimbursement to Tenant if Tenant has already paid the Contractor or other person or entity entitled to payment) or Tenant, as applicable, showing the schedule, by trade of percentage of completion of the Tenant Improvements in the Premises, detailing the portion of the work completed and the portion not completed; (ii) appropriate executed progress mechanics’ lien releases which comply with the applicable provisions of California Civil Code Section 8132, and unconditional releases (with respect to payments previously made); and (iii) invoices for non-Contractor payments and other information and documentation reasonably requested in good faith by Landlord or Landlord’s lender. If Tenant does not elect the above–referenced one installment payment upon the completion of the Tenant Improvements, on or before the date occurring thirty (30) days after the Submittal Date, and assuming Landlord receives all of the information described in items (i) through (iii), above, Landlord shall deliver a check to Tenant made payable to Tenant or if Tenant elects, to the Contractor, subcontractor, Architect, Engineer or consultant designated by Tenant for payment, up to the amount of the Tenant Improvement Allowance, in an amount equal to Landlord’s Share of the applicable Payment Application. Notwithstanding the foregoing, with respect to those

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Tenant Improvement Allowance Items for which the payment scheme set forth in items (i) and (ii) of this Subsection 2.3.2 is not applicable (e.g., fees and expenses of the Architect or Engineers or any other pre-construction items, collectively, the “Non-Construction Allowance Items”), Landlord shall make disbursements of the Tenant Improvement Allowance therefor on a monthly basis in an amount equal to Landlord’s Share of the requested amount following Landlord’s receipt of invoices and other reasonable evidence that Tenant has incurred the cost for the applicable Non-Construction Allowance Items (unless Landlord has received a preliminary notice in connection with such costs, in which event conditional lien releases must be submitted in connection with such costs), and such other information and documentation reasonably required by Landlord or Landlord’s lender. As used herein, the term “Landlord’s Share” shall mean a percentage obtained by dividing the amount of the Tenant Improvement Allowance by the aggregate amount of the Tenant Improvement Allowance Items. By way of example only, if the Tenant Improvement Allowance were One Million Dollars ($1,000,000) and the aggregate amount of the Tenant Improvement Allowance Items was Two Million Dollars ($2,000,000), then Landlord’s Share would be fifty percent (50%). At no time shall the disbursed amount of the Tenant Improvement Allowance exceed the Tenant Improvement Allowance per square foot times the square foot of Rentable Area of the Premises being made ready for the next Commencement Date pursuant to the Lease and this Work Letter.
SECTION 3
CONSTRUCTION DRAWINGS
3.1    Preparation of Drawings. Landlord and Tenant hereby select and approve Studio O+A as the architect/space planner (the “Architect”) for purposes of the Lease and Work Letter. Tenant shall retain the Architect and engineering consultants approved by Landlord (the “Engineers”), to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC, life safety, and sprinkler work to be conducted in the Premises. The plans and drawings to be prepared by Architect and the Engineers hereunder shall be referenced collectively as the “Construction Drawings.” All Construction Drawings shall comply with the Specifications and drawing format and specifications reasonably determined by Landlord, and shall be subject to Landlord’s approval (which approval shall not be unreasonably withheld, conditioned or delayed). The Construction Drawings shall contain the information listed on Schedule One attached hereto. Tenant and Architect shall verify, in the field, the dimensions and conditions as shown on the relevant portions of the base Building plans, and Tenant and Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith. Landlord’s review of the Construction Drawings as set forth in this Section 3, shall be for its sole purpose and shall not imply Landlord’s review of the same, or obligate Landlord to review the same, for quality, design, code compliance or other like matters. Accordingly, notwithstanding that any Construction Drawings are reviewed by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord’s space planner, architect, engineers, and consultants and Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings and Tenant’s waiver and indemnity set forth in Section 7.07(a) of the Lease shall

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specifically apply to the Construction Drawings. Tenant shall be required to include in its contracts with the Architect and the Engineers a provision which requires ownership of all Construction Drawings to be transferred to Tenant upon the Substantial Completion of the Tenant Improvements and Tenant hereby grants to Landlord a non-exclusive right to use such Construction Drawings, including, without limitation, a right to make copies thereof. All Construction Drawings shall comply with the drawing format and specifications as determined by Landlord, and shall be subject to Landlord’s approval. Tenant and Architect shall verify, in the field, the dimensions and conditions as shown on the relevant portions of the base building plans, and Tenant and Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith. Landlord’s review of the Construction Drawings as set forth in this Section 3, shall be for its sole purpose and shall not imply Landlord’s review of the same, or obligate Landlord to review the same, for quality, design, code compliance or other like matters. Accordingly, notwithstanding that any Construction Drawings are reviewed by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord’s space planner, architect, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings, and Tenant’s waiver and indemnity set forth in this Lease shall specifically apply to the Construction Drawings.
3.2    Final Space Plan. Tenant shall supply Landlord with a signed final space plan for the Premises (the “Final Space Plan”) which Final Space Plan shall include a layout and designation of all office, rooms and other partitioning, their intended use, and equipment to be contained therein, and shall comply with the Specifications and include a layout and designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein. Landlord may request clarification or more specific drawings for special use items not included in the Final Space Plan. Landlord shall deliver written notice to Tenant within ten (10) business days after Landlord’s receipt of the Final Space Plan for the Premises if the Final Space Plan is unsatisfactory or incomplete in any respect. If Tenant is so advised, Tenant shall cause the Final Space Plan to be revised to correct any deficiencies or other matters Landlord may reasonably require and submit the revised Final Space Plan to Landlord for its approval no later than ten (10) business days after Landlord delivers its advice. Landlord’s failure to advise timely shall be deemed approval.
3.3    Final Working Drawings. After the Final Space Plan has been approved by Landlord, Tenant shall supply the Architects and Engineers with a complete listing of standard and non-standard equipment and specifications, including, without limitation, B.T.U. calculations, electrical requirements and special electrical receptacle requirements for the Premises, to enable the Engineers and the Architect to complete the Final Working Drawings (as that term is defined below) in the manner as set forth below. Upon the approval of the Final Space Plan by Landlord and Tenant, Tenant shall promptly cause the Architect and the Engineers to complete the architectural and engineering drawings for the Premises, and Architect shall compile a fully coordinated set of architectural, structural, mechanical, electrical and plumbing working drawings with complete specifications in a form which is complete to allow subcontractors to bid on all of the work and to obtain all applicable permits (collectively, the

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“Final Working Drawings”) and shall submit to Landlord for Landlord’s approval four (4) copies signed by Tenant of such Final Working Drawings. The Final Working Drawings shall comply with the Final Space Plan and the specifications. Landlord shall advise Tenant within ten (10) business days after Landlord’s receipt if the Final Working Drawings are unsatisfactory or incomplete in any respect. If Tenant is so advised, Tenant shall immediately revise the Final Working Drawings in accordance with such review and any disapproval of Landlord in connection therewith and submit the revised Final Working Drawings to Landlord no later than ten (10) business days after Landlord delivers its advice. Landlord’s failure to advise timely shall be deemed approval.
3.4    Approved Working Drawings. The Final Working Drawings shall be approved by Landlord (the “Approved Working Drawings”) prior to the commencement of construction of the Premises by Tenant. After approval by Landlord of the Final Working Drawings, Tenant shall submit the same to the City of Palo Alto for all applicable building permits, and, in connection therewith, Tenant shall coordinate with Landlord in order to allow Landlord, at its option, to take part in all phases of the permitting process and shall supply Landlord, as soon as possible, with all plan check numbers and dates of submittal for Permits. Tenant hereby agrees that neither Landlord nor Landlord’s consultants shall be responsible for obtaining any building permit or certificate of occupancy for the Premises and that obtaining the same shall be Tenant’s responsibility; provided, however, that Landlord shall cooperate with Tenant in a timely manner in executing permit applications and performing other ministerial acts reasonably necessary to enable Tenant to obtain any such permit or certificate of occupancy. No material changes, modifications or alterations in the Approved Working Drawings may be made without the prior written consent of Landlord, which consent may not be unreasonably withheld, conditioned or delayed.
3.5    Specifications. Landlord has established specifications (the “Specifications”) for the Building standard components to be used in the construction of the Tenant Improvements in the Premises (collectively, the “Standard Improvement Package”), which Specifications shall be supplied to Tenant by Landlord. A copy of Landlord’s current Specifications are attached hereto as Schedule Two. The quality of Tenant Improvements shall be equal to or of greater quality than the quality of the Specifications, provided that Landlord may, at Landlord’s option, require the Tenant Improvements to comply with certain Specifications. Landlord may make changes to the Specifications for the Standard Improvement Package from time to time.
SECTION 4
CONSTRUCTION OF THE TENANT IMPROVEMENTS
4.1    Tenant’s Selection of Contractors.
4.1.1    The Contractor. Tenant hereby selects and Landlord hereby approves Novo Construction (“Contractor”) to be general contractor for the construction of the Tenant Improvements pursuant to a written construction contract (“Construction Contract”).
4.1.2    Tenant’s Agents. All subcontractors used by Tenant must be reasonably experienced in performance of comparable subtrade work in tenant improvement projects in first

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class office buildings and, subject to the terms of this Section 4.1.2, approved in writing by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. Tenant reserves the right to require competitive bids for the Tenant Improvement work; provided, however that (a) the mechanical and electrical subcontractors shall be selected from a list of at least three pre-approved subcontractors provided by Landlord, or if Tenant desires to use a subcontractor not on Landlord’s pre-approved list, said subcontractor shall be subject to Landlord’s reasonable approval and (b) Landlord reserves the right to require Tenant to use its subcontractors for any work related to the exterior building skin, fire alarm tie in, roofing or mechanical system controls; and (c) except as provided above, Tenant shall have the right to select, review, and approve all subcontractors, including information technology subcontractors, that will be involved in the design and construction of the Tenant Improvements, at Tenant’s sole discretion; provided, however said subcontractors are capable of performing the quality of work consistent with a Class A office/R&D building and the work performed by said subcontractors does not violate any of Landlord’s existing warranties. Tenant’s subcontractors, laborers, materialmen, and suppliers and the Contractor are collectively referred to herein as “Tenant’s Agents”).
4.2    Construction of Tenant Improvements by Tenant’s Agents.
4.2.1    Construction Contract, Cost Budget. Within five (5) business days of its execution by Tenant and Contractor, Tenant shall deliver a copy of the Construction Contract and the budget for the construction of the Tenant Improvements. To the extent additional costs are made necessary in order to make the Premises comply with Applicable Laws as a result of the Tenant Improvements, Tenant shall submit a new budget therefor by Landlord, which budget shall be subject to Landlord’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.
4.2.2    Tenant’s Agents.
4.2.2.1    Landlord’s General Conditions for Tenant’s Agents and Tenant Improvement Work. Tenant’s and Tenant’s Agent’s construction of the Tenant Improvements shall comply with the following: (i) the Tenant Improvements shall be constructed in substantial accordance with the Approved Working Drawings and a construction schedule to be created on or before the commencement of construction by contractor and approved by Landlord which approval shall not be unreasonably withheld or delayed (“Approved Construction Schedule”); (ii) contractor shall take such action as is necessary to cause Tenant’s Agents to adhere to the Approved Construction Schedule; and (iii) Tenant shall abide by and cause all of Tenant’s Agents to abide by all rules made by Landlord’s building manager with respect to the use of freight, loading dock and service elevators, store of materials, coordination of work with the contractors of other tenants, and any other matter in connection with this Work Letter, including, without limitation, the construction of the Tenant Improvements. Tenant shall reimburse Landlord within ten (10) days after demand, for all costs of repair and cleanup incurred by Landlord for damage to the Premises, the Building or the Project caused by Tenant or

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Tenant’s Agents or debris, litter or other materials or matter left within the premises at any time.
4.2.2.2    Requirements of Tenant’s Agents Indemnity. Tenant’s indemnity of Landlord as set forth in Section 7.07(a) of the Lease shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Tenant or Tenant’s Agents, or anyone directly or indirectly employed by any of them, or in connection with Tenant’s non-payment of any amount arising out of the Tenant Improvements and/or Tenant’s disapproval of all or any portion of any request for payment. Such indemnity by Tenant, as set forth in Section 7.07(a) of the Lease, shall also apply with respect to any and all costs, losses, damages, injuries and liabilities, except to the extent caused by Landlord’s gross negligence or willful misconduct, related to Landlord’s performance of any ministerial acts reasonably necessary (i) to permit Tenant to complete the Tenant Improvements, and (ii) to enable Tenant to obtain any building permit or certificate of occupancy for the Premises. Each of Tenant’s Agents shall guarantee to Tenant and for the benefit of Landlord that the portion of the Tenant Improvements for which it is responsible shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of completion thereof. Each of Tenant’s Agents shall be responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with its contract that shall become defective within one (1) year after the completion of the work performed by such contractor or subcontractors. The correction of such work shall include, without additional charge, all additional expenses and damages incurred in connection with such removal or replacement of all or any part of the Tenant Improvements, and/or the Building and/or the Common Areas that may be damaged or disturbed thereby. All such warranties or guarantees as to materials or workmanship of or with respect to the Tenant Improvements shall be contained in the Contract or subcontract and Tenant shall use good faith efforts to provide that such guarantees or warranties shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either. Tenant covenants to give to Landlord any commercially reasonable assignment (to the extent the guarantees and warranties are assignable) or other reasonable assurances which may be necessary to effect such right of direct enforcement or that Tenant will enforce such warranties and guaranties on Landlord’s behalf.
4.2.2.3    Insurance Requirements.
4.2.2.3.1    General Coverages. Tenant’s Contractor shall carry worker’s compensation insurance covering all of their respective employees, and shall also carry commercial general liability insurance, including property damage, all with limits, in form and with companies as are required to be carried by Tenant as set forth in Section 7.04 of the Lease.
4.2.2.3.2    Special Coverages. Tenant shall carry “Builder’s All Risk” insurance in an amount approved by Landlord covering the construction of the Tenant Improvements, and such other insurance as Landlord may require, it being understood and

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agreed that the Tenant Improvements shall be insured by Tenant pursuant to Section 7.02 of the Lease immediately upon completion thereof. Such insurance shall be in amounts and shall include such extended coverage endorsements as may be reasonably required by Landlord including, but not limited to, the requirement that all of Tenant’s Agents shall carry excess liability and Products Completed Operation Coverage insurance, each in amounts not less than $1,000,000 per incident, $2,000,000 in aggregate, and in form and with companies as are required to be carried by Tenant as set forth in Section 7.05 of the Lease.
4.2.2.3.3    General Terms. Certificates for all insurance carried pursuant to this Section 4.2.2.4 shall be delivered to Landlord before the commencement of construction of the Tenant Improvements and before the Contractor’s equipment is moved onto the Project. All such policies of insurance must contain a provision that the company writing said policy will give Landlord thirty (30) days prior written notice of any cancellation or lapse of the effective date or any reduction in the amounts of such insurance. In the event that the new Tenant Improvements are damaged by any cause during the course of the construction thereof, Tenant shall promptly repair the same at Tenant’s sole cost and expense. Tenant’s Agents shall maintain all of the foregoing insurance coverage in force until the Tenant Improvements are fully completed and accepted by Landlord, except for any Products and Completed Operation Coverage insurance required by Landlord, which is to be maintained for ten (10) years following completion of the work and acceptance by Landlord and Tenant. All policies carried under this Section 4.2.2.4 shall insure Landlord and Tenant, as their interests may appear, as well as contractors and Tenant’s Agents. All insurance, except Workers’ Compensation, maintained by Tenant’s Agents shall preclude subrogation claims by the insurer against anyone insured thereunder. Such insurance shall provide that it is primary insurance as respects the Landlord and that any other insurance maintained by Landlord is excess and noncontributing with the insurance required hereunder. The requirements for the foregoing insurance shall not derogate from the provisions for indemnification of Landlord by Tenant under Section 4.2.2.2 as set forth in this Work Letter.
4.2.3    Governmental Compliance. The Tenant Improvements shall comply in all respects with the following: (i) any state, federal, city or quasi-governmental laws, codes, ordinances and regulations, as each may apply according to the rulings of the controlling public official, agent or other person; (ii) applicable standards of the American Insurance Association (formerly, the National Board of Fire Underwriters) and the National Electrical Code, to the extent such standards are legally binding only; and (iii) building material manufacturer’s specifications.
4.2.4    Inspection by Landlord. Landlord shall have the right to inspect the Tenant Improvements at all reasonable times, provided however, that Landlord’s failure to inspect the Tenant Improvements shall in no event constitute a waiver of any of Landlord’s rights hereunder nor shall Landlord’s inspection of the Tenant Improvements constitute Landlord’s approval of the same. Should Landlord disapprove any portion of the Tenant Improvements, Landlord shall notify Tenant in writing of such disapproval and shall specify the items disapproved. Any defects or deviations in, and/or disapproval by Landlord of, the Tenant Improvements shall be rectified by Tenant at no expense to Landlord, provided however, that in

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the event Landlord determines that a defect or deviation exists or disapproves of any matter in connection with any portion of the Tenant Improvements and such defect, deviation or matter might adversely affect the mechanical, electrical, plumbing, heating, ventilating and air-conditioning or life-safety systems of the Building, the structure or exterior appearance of the Building or any other tenant’s use of such other tenant’s leased premises, Landlord may take such action as Landlord deems necessary, at Tenant’s expense and without incurring any liability on Landlord’s part, to correct any such defect, deviation and/or matter, including, without limitation, causing the cessation of performance of the construction of the Tenant Improvements until such time as the defect, deviation and/or matter is corrected to Landlord’s satisfaction.
4.2.5    Meetings. Commencing upon the execution of this Lease, Tenant shall hold periodic meetings at a reasonable time with the Architect and the Contractor regarding the progress of the preparation of Construction Drawings and the construction of the Tenant Improvements. Tenant shall provide Landlord with reasonable advance written notice of all such meetings to enable landlord’s representative to attend and participate.
4.3    Substantial Completion. For purposes of the Lease and this Work Letter, “Substantial Completion” of the Premises shall occur upon the completion of construction of the Tenant Improvements in the Premises pursuant to the Approved Working Drawings, with the exception of any punch list items and any tenant fixtures, work-stations, built-in furniture or equipment to be installed by Tenant or under the supervision of Contractor.
4.4    Notice of Completion; Copy of Record Set of Plans. Within ten (10) days after completion of construction of the Tenant Improvements, Tenant shall cause a Notice of Completion to be recorded in the office of the Recorder of the County of Santa Clara in accordance with Section 8182 of the Civil Code of the State of California or any successor statute, and shall furnish a copy thereof to Landlord upon such recordation. If Tenant fails to do so, Landlord may execute and file the same on behalf of Tenant as Tenant’s agent for such purpose, at Tenant’s sole cost and expense. At the conclusion of construction, (i) Tenant shall cause the Architect and Contractor (A) to update the Approved Working Drawings as necessary to reflect all changes made to the Approved Working Drawings during the course of construction, (B) to certify to the best of their knowledge that the “record-set” of “as-built” drawings are true and correct, which certification shall survive the expiration or termination of this Lease, and (C) to deliver to Landlord a digital CAD set and two (2) sets of copies of such record set of drawings within sixty (60) days following issuance of a certificate of occupancy for the Premises, and (ii) Tenant shall deliver to Landlord a copy of all warranties, guaranties, and operating manuals and information relating to the improvements, equipment, and systems in the Premises.
4.5    Tenant Delays. For the purposes of this Work Letter and the Lease, “Tenant Delay” means either: (i) Tenant’s failure to fulfill its obligation with respect to provide either documents or approvals within the time periods specified therefore herein, (ii) any Change Orders requested by Tenant, (iii) a breach by Tenant of the terms of this Work Letter or the Lease, (iv) changes in any of the Construction Drawings after disapproval of the same by Landlord or because the same do not comply with Applicable Laws, (v) Tenant’s requirement for materials, components, finishes or improvements which are not available in a commercially

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reasonable time given the anticipated Delivery Date of the Premises, or which are different from, or not included in, the Standard Improvement Package, (vi) changes to the Base, Shell and Core required by the Approved Working Drawings, or (vii) an act or omission of Tenant or Tenant’s Agents which interferes with the progress of construction of the any work performed by Landlord in the Building.
SECTION 5
MISCELLANEOUS
5.1    Tenant’s Representative. Tenant has designated Steve Hirai as its sole representative with respect to the matters set forth in this Work Letter, who shall have full authority and responsibility to act on behalf of the Tenant as required in this Work Letter.
5.2    Landlord’s Representative. Landlord has designated Janette D’Elia as its sole representative with respect to the matters set forth in this Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Work Letter.
5.3    Time of the Essence in This Tenant Work Letter. Unless otherwise indicated, all references herein to a “number of days” shall mean and refer to calendar days. If any item requiring approval is timely disapproved by Landlord, the procedure for preparation of the document and approval thereof shall be repeated until the document is approved by Landlord.
5.4    Tenant’s Lease Default. Notwithstanding any provision to the contrary contained in this Lease, if any material default as described in Section 12.01 of Lease or failure by Tenant to timely observe or perform an obligation under this Work Letter has occurred at any time on or before the completion of the Tenant Improvements, then (i) in addition to all other rights and remedies granted to Landlord pursuant to the Lease, Landlord shall have the right to cause Contractor to cease the construction of the Tenant Improvements (in which case, Tenant shall be responsible for any further delay in the completion of the Tenant Improvements caused by such work stoppage), and (ii) all other obligations of Landlord under the terms of this Work Letter shall be forgiven until such time as such default is cured pursuant to the terms of the Lease (in which case, Tenant shall be responsible for any delay in the completion of the Tenant Improvements caused by such inaction by Landlord), and (iii) the date on which payment of Base Rent is to commence under the Lease shall not be affected.
5.5    Tenant’s Agents. All subcontractors, laborers, materialmen, and suppliers retained directly by Tenant shall conduct their activities in and around the Premises, the Building or the Project in a harmonious relationship with all other subcontractors, laborers, materialmen and suppliers at the Premises, the Building or the Project.
5.6    Change Orders. No material changes, modifications or alterations in the Approved Working Drawings in the Tenant Improvement work pursuant thereto (collectively referred to as “Change Orders”) shall be made by Tenant without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Landlord will respond to Tenant’s

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submission of all requests for Change Orders for Landlord approval within five (5) business days from Landlord’s actual receipt. All requests for Change Orders shall be made in writing. Once approved in writing, such Change Orders shall become a part of the Approved Working Drawings. Without limiting the foregoing, a Change Order shall be automatically deemed “material” if such Change Order exceeds One Hundred Thousand Dollars ($100,000) in cost or if it will adversely affect any of the building systems or structure.
5.7    Assignment of the Risk. Tenant accepts, assumes and shall be solely responsible for all risks for the construction and installation of the Tenant Improvements other than for risks resulting from the gross negligence or willful misconduct of Landlord or Landlord’s employees, agents, contractors or subcontractors.
5.8    No Partnership. Nothing in this Agreement shall cause Landlord and Tenant to be partners or joint venturers.
5.9    Hazardous Materials. If the construction of the Tenant Improvements or Tenant’s move into the Premises will involve the use of Hazardous Materials, Tenant shall comply with the terms and conditions of the Lease regarding such Hazardous Materials.
5.10    Schedules. Attached hereto and incorporated herein by reference are the following schedules:
Schedule One to Exhibit C - Construction Drawing Requirements
Schedule Two to Exhibit C – Tenant Improvement Specifications
Schedule Three to Exhibit C – Existing Tenant Restoration Plan

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SCHEDULE ONE TO EXHIBIT C
CONSTRUCTION DRAWINGS REQUIREMENTS
I.    Floor Plans Showing:

1.	Location and type of all partitions.

2.	Location and type of all doors. Indicate hardware and provide keying schedule.

3.	Location and type of glass partitions, windows, and doors. Indicate framing and reference full-height partitions.

4.	Locations of telephone equipment room.

5.	Critical dimensions necessary for construction, with indication of required clearances.

6.	Location and types of all electrical items: outlets, switches, telephone outlets and lighting.

7.	Location and type of equipment that will require special electrical requirements. Provide manufacturers’ specifications for use and operation, including heat output.

8.	Location, weight per square foot, and description of any heavy equipment or filing system.

9.	Requirements for special air-conditioning or ventilation.

10.	Location and type of plumbing.

11.	Location and type of kitchen equipment.

12.	Location, type and color of floor covering, wall covering, paint and finishes.
II.    Details Showing

1.	All millwork with verified dimensions of all equipment to be built in.

2.	Corridor entrance.

3.	Bracing or support of special walls, glass partitions, etc., if desired. If not included with the plans, Tenant’s engineer will design all support or bracing required at Tenant’s expense.
III.    Additional Information

1.	Provide Landlord with Title 24 energy calculations.

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SCHEDULE TWO TO WORK LETTER
TENANT IMPROVEMENT SPECIFICATIONS
INTERIOR SPECIFICATION STANDARDS
ABBREVIATED BUILDING STANDARDS
Note: The Lessee Improvements shall be Class “A” and, their quality must be at a minimum, per the following standards:
GENERAL OFFICE
CUSTOM CABINETRY
SCOPE: All materials and labor for the construction and installation of Cabinetry and all related accessories per WIC Standards.

A.
Trade Standards: Woodworking Institute of California (WIC) latest edition Section 15 and 16 for plastic laminated casework and plastic laminated countertops. Color of plastic laminate to be selected by Architect.

B.	All cabinetry to be constructed to “Custom-Grade” Specifications. Cabinetry to be flush overlay construction.

C.	Plastic Laminate: High Pressure thermoset laminated plastic surfacing material to equal or surpass NEMA LD3, Nevamar, WilsonArt or approved equal.
1.    Countertops, shelf-tops, splashes, and edges: Grade GP 50, 0.050 inches thick.
2.    All other exposed vertical surfaces: Grade GP 28, 0.028 inches thick.
3.    Semi-exposed backing sheet: Grade CL 20, 0.020 inches thick.
4.    Concealed backing sheet: Grade BK 20, 0.020 inches thick.

D.	Adhesives: Bond surfaces to Type 11 as recommend by Plastic Laminate Manufacturer.

E.	Hinges: Heavy-duty concealed self-closing hinges. Amount of hinges per Door per WIC. Stanley or approved equal.

F.	Door and Drawer Pulls: Wire-pull with 4-inch centers; Dull Chrome finish; Stanley 4483 or approved equal.

G.	Drawer slides: Heavy-duty grade with ball-bearings. Stanley, Klein, or approved equal.

H.	Door Catches: Heavy-duty commercial friction type.

1.	Recessed Adjustable Shelf Standards: Aluminum or zinc-plated recessed type; Knape & Vogt with clips or approved equal.

I.	Base and Wall Cabinets including doors: 3/4-inch thick medium density particleboard:

1.	Conceal all fastenings.

2.	Provide clear spaces as required for mechanical and electrical fittings.

3.	Plastic laminate and self-edge all shelves.

4.	Provide 3/4-inch thick doors and drawer faces.

5.	Unless indicated otherwise, all shelving to be adjustable.

6.	Provide back and ends on all cabinets.

7.	All exposed cabinet faces to be finished to match cabinet face.

J.
Countertops and Shelving: 3/4-inch thick medium density particleboard. Backsplash to be 3/4 inches thick, glued and screwed into top with scribed edges. Joints in countertop to be not closer than 24 inches from sinks. Joints shall be shop fitted, splined, glued and mechanically fastened.

K.	Installation of Cabinetry shall be per WIC instructions, Custom Grade.

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WOOD DOORS

SCOPE:	All materials and labor necessary for the installation of Wood Doors, required accessories and preparations for hardware.

A.
Non-rated Wood Doors: 1-3/4 inch thick, flush, solid core, plain sliced Select White Maple veneer with Select White Maple edge. Cores may be either of the following: Glued block Hardwood Core per NWMA or Particleboard Core per NWMA. Manufacturer: Algoma, Weyerhaeuser, or approved equal.

B.
Fire-rated Wood Doors: 1-3/4 inch thick, flush, solid core, plain sliced Select White Maple face veneer with Select White Maple Edge with mineral core per rating. Manufacturer: Algoma, Weyerhaeuser, or approved equal. Doors shall have a permanent UL label.

C.	Vision Panels (where applies): Fire rated vision panel where required. Set in square metal stop to match metal doorstops as provided by doorframe manufacturer.

D.	Doors shall be 8’- 0” x 3’-0” leafs typical.

E.	Water base transparent finish, no added formaldehyde.
ALUMINUM DOOR AND WINDOW FRAMES

SCOPE:	All materials and labor necessary for the installation of Aluminum Door Frames.

A.	Frame Manufacturers: Raco, or Ragland Manufacturing Company, Inc.

B.	Door Frames: Non-rated and 20-minute label, Raco “Trimstyle” frame with Trim 700 (3/8 inch by 1- 1/2 inch) with no exposed fasteners.

C.	Finish, Door and Window Frame Extrusions, Wall Trim:

1.	Painted and oven-cured with “Duralaq” finish.

2.	Color: Clear.

3.	Finish shall meet or exceed requirements of AAMA Specifications 603.

4.	Coat inside of frame profile with bituminous coating to a thickness of 1/16 inch where in contact with dissimilar materials.
DOOR HARDWARE

SCOPE:	All materials and labor for the installation of all Door Hardware, locksets, closers, hinges, miscellaneous door hardware.

A.	Swinging Door Lockset and Cylinder: Schlage “L” series with lever #17 handle with 6 pin cylinder.

B.	Keyway: Furnish blank keyways to match existing master-key system. Match existing keyways.

C.	Finishes: Satin Chrome, 626 finish. Paint closers to match.

D.	Kickplates: 16 gauge stainless steel; 10 inches high: width to equal door width less 2 inches.
HARDWARE SCHEDULE
Hardware Group A (Typical, rated, single door)

1	Lockset	Schlage	L9050PD
1-1/2 pair	Butt Hinges	Hager	BB1279
1	Closer	Norton	700 Series
1	Stop	Quality	(332 @ carpet)
1	Smoke Seal	Pemko
Hardware Group B (Typical, rated, closet/service door)

1	Lockset	Schlage	L9080PD
1-1/2 pair	Butt Hinges	Hager	BB1279
1	Closer	Norton	700 Series w/ hold-open
1	Stop	Quality	(332 @ carpet)
1	Smoke Seal	Pemko

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Hardware Group C (Typical, non-rated door)

1	Lockset	Schlage	L9050PD
1-1/2 pair	Butt Hinges	Hager	BB1279
1	Stop	Quality	(332 @ carpet)
Hardware Group D (Typical, non-rated, closet/service door)

1	Lockset	Schlage	L9080PD
1-1/2 pair	Butt Hinges	Hager	BB1279
1	Stop	Quality	(332 @ carpet)
Hardware Group E (Card-access door)

1	Electric Lockset	Schlage	L9080PDGU
1-1/2 pair	Butt Hinges	Hager	BB1279 – NRP
(2 pr @ 8’ door)
1	Electric Butt	Hager
1	Closer	Norton	700 Series w/ hold-open
1	Stop	Quality	(332 @ carpet)

Hardware Group F (Typical, double door)

1	Electric Lockset	Schlage	L9050PD
3 pair	Butt Hinges	Hager	BB1270
1	Auto Flush Bolt	Glyn Johnson	FB-8
1	Dustproof Strike	Glyn Johnson	DP2
1	Closer	Norton	7700 Series
2	Stop	Quality	(332 @ carpet)
1	Astragal	Pemko
1	Coordinator	Glyn Johnson
1	Smoke Seal	Pemko
GLAZING
SCOPE: All materials and labor for the installation of Glass.

A.	Manufacturers: PPG Industries, or Viracon, Inc. See glazing schedule below.

B.	Shop prepares all glazing. Edges to have no chips or fissures.

C.	Glazing Materials:

1.	Safety Glass: ASTM C1048, fully tempered with horizontal tempering, Condition A uncoated, Type 1 transparent flat, Class 1 clear, Quality q3 glazing select, conforming to ANSI Z97.1.

2.	Mirror Glass: Clear float type with copper and silver coating, organic overcoating, square, polished edges, 1/4-inch thick.

3.	Wire Glass: Clear, polished both sides, square wire mesh of woven stainless steel wire 1/2 inch x 1/2 inch grid; 1/4 inch thick.

4.	Tempered Glass: 1/4 inch thick, no tong marks. UL rated for 1 -hour rating.

5.	Spacers: Neoprene.

6.	Tape to be poly-iso-butylene.

D.	Schedule:

1.	Type A: 1/4-inch thick mirror, annealed, heat strengthened, or full tempered as required.

2.	Type B: 1/4 inch thick clear float glass, annealed, heat strengthened, or full tempered as required.

3.	Type C: 1/4-inch thick wire glass plate, square pattern “Baroque.”

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

LIGHT GAUGE METAL FRAMING
SCOPE: All materials and labor necessary for the installation of metal framing and related accessories.

A.	Structural Studs: 14 gauge punched channel studs with knurled screw-type flanges, prime-coated steel. Manufacturer: United States Gypsum SJ or approved equal. Submit cut-sheet of material.

B.	Partition Studs: 20 gauge studs with key-hole shaped punch-outs at 24 inches on center. Manufacturer: United States Gypsum ST or approved equal.

C.	Fasteners for Structural Studs: Metal screws as recommended by metal system manufacturer. Weld at all structural connection points.

D.
Reinforce framed door and window openings with double studs at each jamb (flange-to-flange and weld) and fasten to runners with screws and weld. Reinforce head with 14 gauge double stud same width as wall. Screw and weld.

E.	Provide all accessories as required to fasten metal-framing per manufacturers recommendations.

F.
Provide and install flat-strapping at all structural walls (walls with concrete footings beneath the walls). Minimum bracing shall be 25 % of structural walls shall be braced with flat-strapping per Manufacturers recommendations. Weld at all strap ends and at all intermediate studs.

G.	Provide foundation clips at 4’-0” on center at structural walls. Anchor with 1/2 inch diameter by 10 inch long anchor bolts.

H.	Non-structural interior partitions shall be anchored with power-driven fasteners at 4’-0” on center at the concrete slab.
ACOUSTIC CEILING SYSTEM

SCOPE:	All materials and labor for the installation of the Acoustic Ceiling System including T-Bar system, Acoustic Ceiling Panels, Suspension wiring and fastening devices and Glued-down Ceiling Panels.

A.	Manufacturer: Armstrong, or approved equal. Exposed 9/16” T-bar system with shadow line wall trim; factory painted; steel construction; rated for intermediate duty.

D.	Acoustical Tile: “Second Look”, conforming to the following:
1.    Size: 24 x 48 inches.
2.    Thickness: 3/4 inches.
3.    Composition: Mineral.
4.    NRC Range: .55 to .60.
5.    STC Range: 35 to 39.
6.    Flame Spread: ASTME84,0-25. UL Label, 25 or under.
7.    Edge: Tegular, Lay-in.
8.    Surface Color: White.
9.    Surface Finish: Factory-applied washable vinyl latex paint.

G.	Installation to be per ASTM C636 structural testing. Lateral support for each 96 square feet of ceiling flared at 45 degrees in 4 directions.

H.	Provide clips for panel uplift restraints at all panels, 2 per panel.
GYPSUM WALLBOARD

SCOPE:	Provide all materials and labor for the installation of Gypsum Wallboard including all accessories and finishes.

A.	Standard Gypsum Wallboard: ASTM C36;. Ends square cut, tapered edges.

B.	Fire Resistant Gypsum Wallboard: ASTM C36, 5/8 inches thick Type X. Ends square cut, tapered edges. See Drawings for locations.

C.	Moisture-resistant gypsum wallboard: ASTM C630-90.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

D.	Joint-reinforcing Tape and Joint Compound: ASTM C475, as manufactured by or recommended by wallboard manufacturer. Minimum 3 coat application for a smooth finish.

E.	Corner Bead: Provide at all exposed outside corners;

F.	L-shaped edge trim: Provide at all exposed intersections with different materials.

G.	All work shall be done in accordance with the USG recommended method of installation.
1.    Finish: level 4 smooth, non-textured typical.
2.    Lobby Finish: level 5 smooth, non-textured
PAINTING

A.	Paint Manufacturers: ICI, Dunn-Edwards, Benjamin Moore, all with Low VOC content.
Paint colors shall be selected by the Architect.

D.	Painting Schedule: Provide for up to 6 different color applications – (more colors than 6 need prior approval.)

E.	Interior Gypsum Wallboard:

1.	Primer: Vinyl Wall Primer/Sealer.

2.	1 stand 2nd Coat: Eggshell Acrylic Latex.

F.	Metal Framing:
1. Primer: Red Oxide, shop-primed (for non-galvanized) if exposed.

G.	Wood Work, Wood Doors:
1. Two coats of transparent finish. Sand lightly between coats with steel wool.
INSULATION
A.    R-15 in exterior walls.
B.    R-25 on Roof.
C.    Sound batts in conference, restroom and lobby walls, and over top of partition walls in ceiling space
ROOF EQUIPMENT
A.    Galvanized steel mechanical platform and associated access stairs and guard rail system.

B.	Roof screen to coordinate with detail of exterior skin, design and materials to be approved by architect.
FULL HEIGHT GLAZED PARTITION
A.    ¼” glazed partition, in building standard aluminum frame.
FINISHES
A.    Vinyl Composite Tile: Armstrong stonetex, 12” x 12”.
B.    Sheet Resilient flooring: Forbo Linoleum or equal
C.    Resilient Base: Roppe Pinnacle rubber wall base, 4” toed at resilient floors and flat type at carpet.
D.    Window Coverings: Miniblinds, Levelor, color: TBD.
E.    Carpet:
Option 1: (loop pile)    Designweave, Techno, 26 oz. (Direct glue
installation) or equal.
Option 2: (loop pile)    Designweave, Up Front, 28 oz. (Direct glue
installation) or equal.
Option 3: (loop pile)    Designweave, Rewire, 28 oz. (Direct glue
installation) or equal.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

KITCHEN FIXTURES

A.	Sink: Ekkay stainless steel, GECR-2521-L&R, 20 gauge, 25”w x 21 ¼” D x 5 3/8” D, ADA compliant.

B.	Kitchen Faucet: American Standard, Silhouette Single control, #4205 series, spout 9 ¾”, 1.5-2.0 GPM flow restrictors.
KITCHEN APPLIANCES
A.    Dishwasher:
Option 1:    GE GSD463DZWW, 24’W x 24 ¾” D x 34-35” H, 9 gallons/wash.
Option 2:    Bosch, SHU5300 series, 5.4 gallons/wash-with water heater.
B.    Refrigerator:
Full Size:    GE, “S” series top-mount, TBX16SYZ, 16.4 cubic feet, recessed, recessed handles, 28” W x 29 1/8” D x 66 ¾” H, white, optional factory installed ice-maker.
Under-counter:
Option 1:    U-Line, #29R, 3.5 cubic feet, white.
Option 2:    U-Line, Combo 29FF, Frost Free with factory installed
icemaker, 2.1 cubic feet, white.
C.    Microwave:        GE, Spacesaver II JEM25WY, Midsize, 9 cubic feet, 800 watts, Energy Star
23 13/16” W x 11 13/16”D x 12 5/16” H.
Option 1:        Under counter Mounting Kit, #4AD19-4.
Option 2:        Accessory Trim Kit # JXB37WN, 26 1/8” W X 18 1/4” H
(built-in application).
D.    Garbage Disposal:    ISE #77, ¾” horsepower, Energy Star.
E.    Water Heater:    To be selected by DES.
PUBLIC SPACES
FRONT BUILDING LOBBY

Walk Off Matts:	Design Materials, Sisel, Calcutta #68. Natural, 100% coir.
Floor Tile:	3/8” x 18” x 18” Recycled Content Porcelain Tiles, Manufacturer: Daltile, Crossville or equal, set in mortar bed in recessed slab as approved by Owner.
Transition Strips:	5/16” x 1 ½” x random length strips, cherry wood flooring.
Corridor Carpeting:	Carpet over pad, Atlas, PacifiCrest 28oz loop pile or better or as approved by Owner.
Lobby Ceiling:	Suspended gypsum board ceiling, Painted.
Building Lobby:	Akarl shades hanging #J1-9 ¾” x 5’-2” or equal as approved Pendant Fixture by owner.
Stairs &	P & P Railing, Modesto with custom cherry guard rail
Mezzanine Railing:	Rep: Oliver Capp (805) 241-8810. Hand and guard railing P & P
Railings, Modesto stainless steel railing with horizontal spirals and custom cherry guard rail cap by others, fittings dark gray metallic or equal as approved by Owner.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

BACK BUILDING LOBBY & EMERGENCY STAIRS

Walk Off Matts:	Design Materials, Sisal, Calcutta #68, Natural, 100% coir.
Treads & Landings:	Carpet covered concrete, as approved by Owner.
Stringers, Risers	Painted steel stringer, eggshell finish
& Handrails	enamel.
Ceiling:	Suspended gypsum board ceiling.
ELEVATORS

Cars:	(1) 3800 lb, (1) 3500 lb 150 ft/min by Otis.
Elevator Doors:	Stainless Steel.
Elevator
Interior Paneling:	Cherry veneer with stainless steel reveals and railing.
Elevator Floor:	Slate 3/8” x 18” x 18” tile as approved by Owner.
RESTROOMS

Counter tops:	Stone/marble, Solid Surface or equal as approved by Owner.
Walls at Lavatories:	Eggshell finish, latex paint, Benjamin Moore.
Floor at Toilets:	2” x 2” matte porcelain ceramic floor tiles, thin set, Dal-tile.
Walls at Toilets:	2” x 2” matte porcelain ceramic wall tiles, thin set, Dal-tile.
Ceiling:	Suspended gypsum board ceiling.
Toilet compartments:

A.	Manufactured floor-anchored metal toilet compartments and wall-hung urinal screens.

B.	Approved Manufacturer, Global Steel Products Corp, or approved equal.

C.	Toilet Partitions: Stainless Steel finish.

D.
Hardware: Hinges: Manufacturer’s standard self-closing type that can be adjusted to hold door open at any angle up to 90 degrees. Latch and Keeper: Surface-mounted latch unit, designed for emergency access, with combination rubber-faced door strike and keeper. Coat Hook: Combination hook and rubber-tipped bumper. Door Pull: Manufacturer’s standard.

Ceramic Tile

A.	Manufacturer: Dal-Tile or approved equal.

B.	Size: 4-1/4” x 4-1/4” for walls, 8 x 8 for floors, ¾” liner strip as accent.

C.	Glaze: Satin glaze for walls, unglazed tile for floors.

D.	Color: As selected by Architect.

E.	Accessories: Base, corners, coved cap and glazed to match.

F.	Wall and floor installation: per applicable TCA.

G.	Membrane: Chloraloy or approved equal.

H.	Tile Backer Board: 1/2 inch thick wonderboard.

I.	Grout: Commercial Portland Cement Grout; Custom Building Products or approved equal.

J.	Mortar: Latex-Portland cement mortar; Custom Building Products or approved equal.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

RESTROOM:

Toilet:	Kohler/American Standard, commercial quality.
Urinal:	Kohler/American Standard, commercial quality.
Lavatory:	Kohler/American Standard, undercounter.
Lavatory Faucet:	Kroin handicap lavatory faucet #HV1LH, polished chrome,
0.75-1.0 GPM flow restrictors.
Soap Dispenser	Bobrick, 8226, Lavatory mounted for soaps, 34 fl oz.
Counter:

Toilet accessories:

A.	Manufacturer: Bobrick Washroom Equipment, or approved equal.

B.	Schedule: Model numbers used in this schedule are Bobrick (134) unless otherwise noted.

C.	Combination Paper Towel Dispenser/Waste Receptacle: Recessed, Model B‑3944, one per restroom #7151 and 7152, and two per restroom #7050 and 7061.

D.	Feminine Napkin Vendor: Recessed, combination napkin/tampon vendor, Model B-3500, with 25 cent operation, one per each women’s toilet room.

E.	Soap Dispenser: Lavatory mounted dispenser, Model B-822, one per each lavatory.

F.	Toilet Paper Dispenser: Surface-mounted, Model JRT, JR Escort, “In-Sight” by Scott Paper Company, one per stall.

G.	Toilet Seat Cover Dispenser: Recessed, wall-mounted, Model B-301, one per stall.

H.	Sanitary Napkin Disposal: Recessed, wall-mounted, Model B-353, one per each women’s handicapped and odd stall.

I.	Sanitary Napkin Disposal: Partition-mounted, Model B-354 (serves two stalls).

J.	Grab Bars: Horizontal 36”, B6206-36: 42”, B62-6-42: one per each handicapped stall.

K.	Mop/Broom Holders: B223-24 (one per janitor closet).

L.	Paper Towel Dispensers: Recessed mounted, Model B-359, one at side wall adjacent to sink.
LESSEE CORRIDORS

Walls:	Eggshell finish, latex paint, Benjamin Moore.
Floors:	28oz loop carpet over pad with 4” resilient base as approved by Owner.
Ceiling:	24” x 24” x ¾” thick fine fissured type mineral fiber, Armstrong
Cirus acoustical tile (beveled regular edge) in a 24” x 24” Donn ineline suspended grid, white finish.
Water Fountain:	Haws Model #1114 Stainless Steel #4.
Cross Corridor	3’-6” x full height, 20 minute rated, pocket assembly,
Smoke Detector:	on magnetic hold opens.

LESSEE GENERAL LIGHTING
A.    Finelite Series 12, perforated.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

ELECTRICAL

A.	50 foot candles at working surface.

B.	3 Bulb 2x4 parbolic fixtures.

C.	½ 20 Amp circuit for each hard wall office.

D.	Electrical Devices: Recessed wall mounted devices with plastic cover plate. Color: white, multi-gang plate 80400 Series duplex wall outlets.

E.
Telephone/Data Outlets: Recessed wall mounted, Standard 2x4 wall box with ¾” EMT conduit from box to sub out above ceiling walls pull string, cabling, terminations and cover-plates, color: white, provided by Lessee’s vendor. Lessee shall furnish telephone backboard.

F.
Light Switches: Dual level rocker type, mounted at standard locations, with plastic cover plate, 5325-W cover plate single switch B0401-W, double switch B0409-W. Decors by Leviton, colors: white, and will comply with Title 24 Energy Codes. Decors by Leviton.

MECHANICAL

A.
VAV Reheat system – design/build. Each floor to have a minimum of thirty zones. Provide reheat boxes on all zones on top floor and at all exterior zones on lower floor. System shall meet T-24 for ventilation. Design shall be for 73 deg. Ambient interior temperature and 2 ½ watts per sq. ft. min.

FIRE SPRINKLER SYSTEM
As required by NFPA & factory mutual standard hazard, seismically braced.
END

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

SCHEDULE THREE TO EXHIBIT C
EXISTING TENANT RESTORATION PLAN

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

EXHIBIT D
SIGNAGE EXHIBIT
Each Tenant of a single tenant Building will be permitted (subject to compliance with Section 17.15 of the Lease) to place the following signs unless specifically provided otherwise in the Lease (collectively the “Permitted Signs”):

•	Two Exterior Building Parapet Signs
Exclusive Building Monument Sign near the entrance to the parking lot associated with the Building. Tenant shall cause architectural and engineering drawings for each proposed sign to be prepared in sufficient detail and with sufficient load calculations for Landlord’s approval. The exact size, design, color, location and materials of the Tenant’s signs on the Monument and Building, will be determined by Landlord in its sole and absolute discretion, provided that Landlord will not unreasonably withhold, condition or delay its consent to a tenant sign which employs a design and color commonly used by such tenant for marketing purposes so long as it fits within the space allocated by Landlord, and so long as it is in keeping with the overall design scheme of the Premises. All signs shall comply with all applicable government laws and regulations and, prior to commencing the installation of any approved signage, Tenant shall provide Landlord evidence of approval from local architectural review board or similar, applicable governmental body. All signs shall comply with all applicable government laws and regulations. Notwithstanding anything to the contrary herein, Landlord acknowledges that Tenant desires to install signage similar to that shown on Schedule 1 hereto on the exterior of the Building, signage similar to that shown on Schedule 2 on the monument sign serving the Building and signage similar to that shown on Schedule 3 hereto in the lobby of the Building and agrees not to unreasonably withhold Landlord’s consent to any such signage, subject to Landlord’s further approval of the location, size, design and materials of such signage, which approval shall not be unreasonably withheld.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

SCHEDULE ONE TO EXHIBIT D

cloudera
Superior
Court
CALIF AVE BIKE/PED
UNDERPASS

ARTWORK TITLE cladera_dimensional_letters.ai	**MATERIAL:** N/A	**SWATCH** N/A
Job WO# Mockup	**FINISH SIZE** N/A	
QUANTITY 1		

x ______________________

Customer Approval

Cloudera

CONTACT Susanna Soto ssoto@blrsignsystems.com 408.958.9401 x 14

BLR SIGN SYSTEMS

1 of 1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Artwork Submittal

COMPANY NAME

CLOUDERA

DESIGNER

JDSS

DATE

7-24-2016

REV

#0

PROJECT

CLOUDERA
395 Page Mill Rd., Palo Alto, CA 94306

MATERIAL

ALUM., ACRYLIC, VINYL & LED

QTY.

1 SET

SCALE

AS SHOWN

INSTALLATION

FLUSH MOUNTED ON WALL

PAGE

3 OF 3

FAB ALUM CHANNEL LETTERS RETURN PAINTED BLUE PMS302 FLUSH MTD TO EXISTING WALL - W/ TRANSLUCENT ACRYLIC FACE (COLOR BLUE TO CLOSELY MATCH PMS302) - INTERNALLY ILLUMINATED W/ WHITE LED
FLAT CUT OUT ALUM PAINTED PMS302
cloudera®

A FRONT ELEVATION

B SIDE ELEVATION

PMS 302

"PROOF APPROVAL REQUIRED"

FAX OR EMAIL TO:

BLR SIGN SYSTEMS

1823 Houret ct.
Milpitas, Ca 94086
www.blrsignsystems.com

X ______________________
Customer Approval

info@blrsignsystems.com
Bus: 408.956.9401
Fax: 408.956.9404

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

SCHEDULE TWO TO EXHIBIT D

Artwork Submittal

COMPANY NAME
CLOUDERA

DESIGNER
JDSS

DATE
7-25-2016

REV
#0

PROJECT
CLOUDERA
395 Page Mill Rd., Palo Alto, CA 94306

MATERIAL
ALUM. PANEL
1/2" PUSH THRU LETTERS
ILLUMNATED FACE LETTERS

QTY.
1 SET DOUBLE SIDED

SCALE
AS SHOWN

INSTALLATION
1/2" PUSHED THRU IN MONUMENT

PAGE
1 OF 3

cloudera
Disney
Interactive
MEDALLIA

PROPOSED CLOUDERA
EXTERIOR MONUMENT SIGN
DAYTIME

"PROOF APPROVAL REQUIRED"

FAX OR EMAIL TO:

BLR SIGN SYSTEMS
1823 Houret ct.
Milpitas, Ca 94086
www.blrsignsystems.com

X ____________________
Customer Approval

info@blrsignsystems.com
Bus: 408.956.9401
Fax: 408.956.9404

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Artwork Submittal

COMPANY NAME
CLOUDERA

DESIGNER
JDSS

DATE
7-25-2016

REV
#0

PROJECT
CLOUDERA
395 Page Mill Rd., Palo Alto, CA 94306

MATERIAL
ALUM. PANEL
1/2" PUSH THRU LETTERS
ILLUMNATED FACE LETTERS

QTY.
1 SET DOUBLE SIDED

SCALE
AS SHOWN

INSTALLATION
1/2" PUSHED THRU
IN MONUMENT

PAGE
1 OF 3

cloudera
Disney
Interactive
MEDALLIA

PROPOSED CLOUDERA
EXTERIOR MONUMENT SIGN
NIGHTTIME

"PROOF APPROVAL REQUIRED"

X ______________________
Customer Approval

FAX OR EMAIL TO:

BLR SIGN SYSTEMS
'823 Houret ct.
Milpitas, Ca 94086
www.blrsignsystems.com

info@blrsignsystems.com
Bus: 408.956.9401
Fax: 408.956.9404

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Artwork Submittal

COMPANY NAME
CLOUDERA

DESIGNER
JDSS

DATE
7-25-2016

REV
#0

PROJECT
CLOUDERA
396 Page Mill Rd., Palo Alto, CA 94306

MATERIAL
ALUM. PANEL
1/2" PUSH THRU LETTERS
ILLUMNATED FACE LETTERS

QTY.
1 SET DOUBLE SIDED

SCALE
AS SHOWN

INSTALLATION
1/2" PUSHED THRU IN MONUMENT

PAGE
1 OF 3

27"
22"
23.5"
4"
cloudera
1/8" ALUMINUM SIGN FACE
1/2" PUSH THROUGH LETTERS
EXISTING MONUMENT
PMS 302

PROPOSED CLOUDERA
EXTERIOR MONUMENT SIGN
DOUBLE SIDED

"PROOF APPROVAL REQUIRED"

FAX OR EMAIL TO

BLR SIGN SYSTEMS
1823 Houret ct
Milpitas, Ca 94086
www.blrsignsystems.com

info@blrsignsystems.com
Bus: 408.956.9401
Fax: 408.956.9404

X ______________________
Customer Approval

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

SCHEDULE THREE TO EXHIBIT D

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

5'-6"
46.14"
6-3/4"
cloudera®

6-3/4" tall x 1" thick foam letters
w/ brushed aluminum laminate faces.
Edges to be painted white.
Install w/ foam tape and silicone.

Quantity One (1) set

1"

Enlarged side view

A

cloudera
New Hampshire

Project:	cloudera
Subject:	Lobby wall letters
Date:	5/20/2014
Scale:	1-1/2" = 1'-0"
Page:	Number 1

Note: Interior letter layout for approval.

HAWKEYE ARCHITECTURAL SIGNS
(707)433-1292
FAX 433-1293

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

EXHIBIT E
SNDA
SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
This Subordination, Non-Disturbance and Attornment Agreement (the “Agreement”) is dated as of the ____ day of _________, 201_, between [________________________], a [(together with its successors and/or assigns, “Lender”), and ________________________________________ (together with its permitted successors and/or assigns, “Tenant”), and is consented to by Landlord (as defined below).
RECITALS
A.    Tenant is the tenant under a certain lease (the “Lease”) dated as of _________________, with ______________________, a ___________________________ (together with all successors-in-interest, “Landlord”) or its predecessor in interest, of premises described in the Lease (the “Premises”) located in a certain office building located at ____________, in ________, ______________ and more particularly described in Exhibit A attached hereto and made a part hereof (such office building, including the Premises, is hereinafter referred to as the “Property”).
B.    Lender intends to make a loan to Landlord (the “Loan”) secured by a certain [Deed of Trust][Mortgage][Deed to Secure Debt], Assignment of Leases and Rents, Security Agreement and Fixture Filing (as the same may be amended, restated, supplemented, replaced or otherwise modified, the “Security Instrument”) by Landlord [to the trustee named therein] for the benefit of Lender, which Security Instrument shall encumber the Property and will be recorded with the clerk of the county in which the Property is located.
C.    Tenant acknowledges that Lender will rely on this Agreement.
AGREEMENT
For mutual consideration, including the mutual covenants and agreements set forth below, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.The Lease, as the same may hereafter be modified, amended or extended, and all of Tenant’s right, title and interest in and to the Premises and all rights, remedies and options of Tenant under the Lease, are and shall be unconditionally subject and subordinate to the Security Instrument and the lien thereof, to all the terms, conditions and provisions of the Security Instrument, to each and every advance made or hereafter made under the Security Instrument, and to all renewals, modifications, consolidations, replacements, substitutions and extensions of the Security Instrument; provided, however, and Lender agrees, that so long as (a) no event has occurred and no condition exists, which would entitle Landlord to terminate the Lease or would cause, without further action of Landlord, the termination of the Lease or would entitle Landlord

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

to dispossess Tenant from the Premises, (b) the term of the Lease has commenced and Tenant is in possession of the Premises, (c) the Lease shall be in full force and effect and shall not have been otherwise modified or supplemented in any way without Lender’s prior written consent, (d) Tenant attorns to Lender, which attornment is hereby acknowledged by Tenant as effective and self-operative, without the execution of any other instruments, and (e) neither Lender nor its successors or assigns shall be liable under any warranty of construction contained in the Lease or any implied warranty of construction; then, and in such event Tenant’s leasehold estate under the Lease shall not be terminated, Tenant’s possession of the Premises shall not be disturbed by Lender and Lender will accept the attornment of Tenant.
2.    Notwithstanding anything to the contrary contained in the Lease, Tenant hereby agrees that in the event of any act, omission or default by Landlord or Landlord’s agents, employees, contractors, licensees or invitees which would give Tenant the right, either immediately or after the lapse of a period of time, to terminate the Lease, or to claim a partial or total eviction, or to reduce the rent payable thereunder or credit or offset any amounts against future rents payable thereunder, Tenant will not exercise any such right (i) until it has given written notice of such act, omission or default to Lender by delivering notice of such act, omission or default, in accordance with this Agreement, and (ii) until a period of not less than sixty (60) days for remedying such act, omission or default shall have elapsed following the giving of such notice. Notwithstanding the foregoing, in the case of any default of Landlord which cannot be cured within such sixty (60) day period, if Lender shall within such period proceed promptly to cure the same (including such time as may be necessary to acquire possession of the Premises if possession is necessary to effect such cure) and thereafter shall prosecute the curing of such default with diligence, then the time within which such default may be cured by Lender shall be extended for such period as may be necessary to complete the curing of the same with diligence. Lender’s cure of Landlord’s default shall not be considered an assumption by Lender of Landlord’s other obligations under the Lease. Unless Lender otherwise agrees in writing, Landlord shall remain solely liable to perform Landlord’s obligations under the Lease (but only to the extent required by and subject to the limitation included with the Lease), both before and after Lender’s exercise of any right or remedy under this Agreement. If Lender or any successor or assign becomes obligated to perform as Landlord under the Lease, such person or entity will be released from those obligations when such person or entity assigns, sells or otherwise transfers its interest in the Premises or the Property.
3.    If Lender succeeds to the interest of Landlord or any successor to Landlord (such event, whether a foreclosure, deed-in-lieu of foreclosure or other acquisition, being referred to herein as a “Foreclosure”), in no event shall Lender (a) have any liability for any act or omission of Landlord or any other prior landlord under the Lease which occurs prior to the date Lender succeeds to the rights of Landlord under the Lease, nor any liability for claims, offsets or defenses which Tenant might have had against Landlord or any other prior landlord, (b) be obligated to complete or permit the construction of any improvements under the Lease, except for any obligation arising after Foreclosure and only for any construction or expenditure that a real estate mortgage investment conduit is allowed to make under Section 856(e)(4)(B) of the Internal Revenue Code of 1986, as amended and/or supplemented from time to time, and regulations and rulings thereunder (if applicable), (c) be bound by any rents paid more than one

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month in advance to Landlord or any other prior landlord, (d) be liable for any money (including, without limitation, security deposits) deposited with Landlord or any other prior landlord, or (e) be bound by any modification, amendment, extension or cancellation of the Lease not consented to in writing by Lender; and further provided, that nothing herein shall negate the right of Lender after a Foreclosure to exercise the rights and remedies, including termination of the Lease, of Landlord under the Lease upon the occurrence of an event of default by Tenant under the Lease in accordance therewith. As to any event of default by Tenant under the Lease existing at the time of Foreclosure, such Foreclosure shall not operate to waive or abate any action initiated by Landlord under the Lease to terminate the same on account of such event of default. In no event shall Lender have any personal liability as successor to Landlord and Tenant shall look only to the estate and property of Lender in the Land and the Improvements for the satisfaction of Tenant’s remedies for the collection of a judgment (or other judicial process) requiring the payment of money in the event of any default by Lender as Landlord under the Lease, and no other property or assets of Lender shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant’s remedies under or with respect to the Lease. Tenant agrees that Lender, as holder of the Security Instrument, and as Landlord under the Lease if it succeeds to that position, shall in no event have any liability for the performance or completion of any initial work or installations or for any loan or contribution or rent concession towards initial work, which are required to be made by Landlord (A) under the Lease or under any related Lease documents or (B) for any space which may hereafter become part of said Premises, and any such requirement shall be inoperative in the event Lender succeeds to the position of Landlord prior to the completion or performance thereof. Tenant further agrees with Lender that Tenant will not voluntarily subordinate the Lease to any lien or encumbrance without Lender’s prior written consent.
4.    All notices, demands, or other communications under this Agreement shall be in writing and shall be delivered to the appropriate party at the address set forth below (subject to change from time to time by written notice to all other parties to this Agreement). Except when otherwise required by law, any notice which a party is required or may desire to give the other shall be in writing and may be sent by personal delivery or by mail (either (i) by United States registered or certified mail, return receipt requested, postage prepaid, or (ii) by Federal Express or similar generally recognized overnight carrier regularly providing proof of delivery). Any notice so given by mail shall be deemed to have been given as of the date of delivery established by U.S. Post Office return receipt or the overnight carrier’s proof of delivery, as the case may be. Any such notice not so given shall be deemed given upon receipt of the same by the party to whom the same is to be given. Notwithstanding the foregoing, non-receipt of any communication as the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication. Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days’ notice to the other party in the manner set forth hereinabove.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Lender:	[___________________] [___________________] [___________________] Attention: [__________] Facsimile: [__________]
Mesa West Capital, LLC 11755 Wilshire Blvd., Suite 2100 Los Angeles, CA 90025 Attention: Steve Fried Facsimile: (310) 806-6301
Mesa West Capital, LLC 11755 Wilshire Blvd., Suite 2100 Los Angeles, CA 90025 Attention: Ronnie Gul Facsimile: (310) 806-6301
Mesa West Capital, LLC 299 Park Avenue, 20th Floor New York, NY 10171 Attention: Raphael Fishbach Facsimile: (212) 871-8901
Mesa West Capital, LLC 11755 Wilshire Blvd., Suite 2100 Los Angeles, CA 90025 Attention: Loan Notices (JF) Facsimile: (310) 806-6301
Mesa West Capital, LLC 11755 Wilshire Blvd., Suite 2100 Los Angeles, CA 90025 Attention: Mark Zytko Facsimile: (310) 806-6301
With a Copy To:	[___________________] [___________________] [___________________] Attention: [__________] Facsimile: [__________]
Tenant:	[___________________] [___________________] [___________________] Attention: [__________] Facsimile: [__________]
Landlord:	[___________________] [___________________] [___________________] Attention: [__________] Facsimile: [__________]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

With a Copy To:	[___________________] [___________________] [___________________] Attention: [__________] Facsimile: [__________]
5.    Tenant agrees that, notwithstanding any provision hereof to the contrary, the terms of the Security Instrument shall continue to govern with respect to the disposition of any insurance proceeds or eminent domain awards, and any obligations of Landlord to restore the real estate of which the Premises are a part shall, insofar as they apply to Lender, be limited to insurance proceeds or eminent domain awards received by Lender after the deduction of all costs and expenses incurred in obtaining such proceeds or awards.
6.    Tenant hereby consents to the assignment of leases and rents from Landlord to Lender under the Security Instrument in connection with the Loan. Tenant acknowledges that the interest of the Landlord under the Lease is to be assigned to Lender solely as security for the purposes specified in said assignments, and Lender shall have no duty, liability or obligation whatsoever under the Lease or any extension or renewal thereof, either by virtue of said assignments or by any subsequent receipt or collection of rents thereunder, unless Lender shall specifically undertake such liability in writing or unless Lender or its designee or nominee becomes, and then only with respect to periods in which Lender or its designee or nominee becomes, the fee owner of the Premises. Tenant agrees that upon receipt of a written notice from Lender of a default by Landlord under the Loan, Tenant will thereafter, if requested by Lender, pay rent to Lender in accordance with the terms of the Lease.
7.    This Agreement may be executed by in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute and be construed as one and the same instrument. This Agreement shall be interpreted and construed in accordance with and governed by the laws of the State of New York.
8.    The Lease shall not be assigned by Tenant, modified, amended or terminated (except a termination that is permitted in the Lease without Landlord’s consent) without Lender’s prior written consent in each instance.
9.    The term “Lender” as used herein includes any successor or assign of the named Lender herein, including without limitation, any co-lender at the time of making the Loan, any purchaser at a foreclosure sale and any transferee pursuant to a deed-in-lieu of foreclosure, and their successors and assigns, and the terms “Tenant” and “Landlord” as used herein include any successor and assign of the named Tenant and Landlord herein, respectively; provided, however, that such reference to Tenant’s or Landlord’s successors and assigns shall not be construed as Lender’s consent to any assignment or other transfer by Tenant or Landlord.
10.    If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be deemed modified to the extent necessary to be enforceable, or if such modification is not practicable, such provision shall be deemed deleted from this Agreement, and the other provisions of this Agreement shall remain in full force and effect.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

11.    Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing executed by the party against which enforcement of the termination, amendment, supplement, waiver or modification is sought. This Agreement may be executed in counterparts. This Agreement shall be construed in accordance with the laws of the State of New York. The person executing this Agreement on behalf of Tenant is authorized by Tenant to do so and execution hereof is the binding act of Tenant enforceable against Tenant.
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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Witness the execution hereof as of the date first above written.
LENDER:
[________________]

By:
Name:
Title:

TENANT:
CLOUDERA, INC.,
A Delaware corporation

By:
Name:
Title:

The undersigned executes this Agreement in order to consent to the terms thereof.
“Landlord”
395 PAGE MILL LLC,
a Delaware limited liability company

By:
Name:
Title:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

EXHIBIT F
ESTOPPEL CERTIFICATE
[Letterhead of Tenant]
ESTOPPEL CERTIFICATE
[Date]
[Lender Name]
[Lender Address]
[Lender Address]
Attn: [Loan Officer]

RE:	[Loan No. _______]
Premises at [_______], Palo Alto, CA 92127

Ladies and Gentlemen:
It is our understanding that you have placed a mortgage upon the subject premises and as a condition precedent thereof have required this certification of the undersigned.
The undersigned, as Tenant, under that certain lease dated ________, 20__, made with 395 PAGE MILL LLC, as Landlord, hereby ratifies said lease and certifies that: The “Commencement Date” of said lease is ________, 20__; and

12.	The undersigned is presently solvent and free from reorganization and/or bankruptcy and is in occupancy, open, and conducting business with the public in the premises; and

13.
The operation and use of the premises do not involve the generation, treatment, storage, disposal or release of a hazardous substance or a solid waste into the environment other than to the extent necessary to conduct its ordinary course of business in the premises and in accordance with all applicable environmental laws, and that the premises are being operated in accordance with all applicable environmental laws, zoning ordinances and building codes; and

14.	The current base rental payable pursuant to the terms of said lease is ______ ($____); and

15.	Said lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way except ____________ and neither party thereto is in default thereunder; and

F-1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

16.	The lease described above represents the entire agreement between the parties as to the leasing of the premises; and

17.	The term of said lease expires on ________, 20__; and

18.	All conditions under said lease to be performed by the Landlord have been satisfied, including, without limitation, all co-tenancy requirements thereunder, if any; and

19.	All required contributions by Landlord to Tenant on account of any tenant improvements have been received; and

20.	On this date there are no existing defenses or offsets, claims or counterclaims which the undersigned has against the enforcement of said lease by the Landlord; and

21.	No rental has been paid in advance except for the advance payment of base rent due for the first (1st) month of the lease, in the amount of ______($____), which was paid upon lease execution; and

22.	Tenant’s rentable area is ________ square feet; and

23.
The most recent payment of current basic rental was for the payment in the amount of ______($____) due on ________, 20__, and all basic rental and additional rental payable pursuant to the terms of the Lease have been paid up to said date; and

24.
The undersigned acknowledges notice that Landlord’s interest under the lease and the rent and all other sums due thereunder will be assigned to you as part of the security of a mortgage loan by you to Landlord. In the even that [Lender Name], as lender, notifies the undersigned of a default under the deed of trust and demands that the undersigned pay its rent and all other sums due under the lease to lender, Tenant agrees that it shall pay its rent and all such other sums to lender.

Very truly yours,
____________________________
[Tenant’s Legal Name]
By:____________________________
Its:____________________________

F-2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

EXHIBIT G
RULES AND REGULATIONS
1.    Tenant and Tenant’s employees shall not in any way obstruct the sidewalks, entry passages, pedestrian passageways, driveways, entrances and exits to the Project or the Building, and they shall use the same only as passageways to and from their respective work areas. Except as expressly set forth in the Lease, no tenant and no employee or invitee of any tenant shall go upon the roof of the Building without Landlord’s consent or make any roof or terrace penetrations. Tenant shall not allow anything to be placed on the outside terraces or balconies without the prior written consent of Landlord, which consent shall not be unreasonably withheld.
2.    Any sash doors, sashes, windows, glass doors, lights and skylights that reflect or admit light into the Common Areas of the Project shall not be covered or obstructed by the Tenant. Water closets, urinals and wash basins shall not be used for any purpose other than those for which they were constructed, and no rubbish, newspapers, food or other substance of any kind shall be thrown into them. Except in connection with ordinary and customary interior decorating, Tenant shall not mark, drive nails, screw or drill into, paint or in any way deface the exterior walls, roof, foundations, bearing walls or pillars without the prior written consent of Landlord, which consent may be withheld in Landlord’s sole discretion. The reasonable and actual, out-of-pocket expense of repairing any breakage, stoppage or damage resulting from a violation of the foregoing rule shall be borne by Tenant.
3.    Except as otherwise set forth in the Lease, no sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building without the prior written consent of Landlord. Landlord shall have the right to remove, at Tenant’s expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person chosen reasonably by Landlord.
4.    The directory of the Building will be provided exclusively for the display of the name and location of tenants, and Landlord reserves the right to exclude any other names therefrom. Tenant shall pay Landlord’s standard charge for Tenant’s listing thereon and for any changes by Tenant.
5.    Except as consented to in writing by Landlord or in accordance with Building standard improvements, no draperies, curtains, blinds, shades, screens or other devices shall be hung at or used in connection with any window or exterior door or doors of the Premises. No awning shall be permitted on any part of the Premises. Tenant shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.
6.    No awning or shade shall be affixed or installed over or in the windows or the exterior of the Premises except with the consent of Landlord, which consent may not be unreasonably withheld, conditioned or delayed.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

7.    Tenant agrees to reasonably cooperate with Landlord, and to abide by all reasonable regulations and requirements which Landlord may prescribe for the proper function and protection of the Building HVAC system; provided, however, that such rules shall be applied and enforced in a uniform manner. Tenant agrees not to connect any apparatus, device, conduit or pipe to the Building chilled and hot water air conditioning supply lines. Subject to Tenant’s rights under the Lease, Tenant further agrees that neither Tenant nor its servants, employees, agents, visitors, licensees or contractors shall at any time enter mechanical installations or facilities of the Building or unreasonably tamper with, touch or otherwise affect said installations or facilities. The cost of maintenance and service calls to adjust and regulate the HVAC system shall be charged to Tenant if the need for maintenance work results from either Tenant’s unreasonably tampering with room thermostats, defects in the HVAC system as installed by Tenant, or Tenant’s failure to comply with its obligations under this Section, or Tenant’s heat or cold generation in excess of that which is customary for general office use.
8.    Tenant shall not do anything in the Premises, or bring or keep anything therein, which will in any way increase the risk of fire or the rate of fire insurance or which shall conflict with the regulations of the fire department or the law or with any insurance policy on the Premises or any part thereof, or with any rules or regulations established by any administrative body or official having jurisdiction, and it shall not use any machinery therein, even though its installation may have been permitted, which may cause any unreasonable noise, jar, or tremor to the floors or walls, or which by its weight might injure the floors of the Premises.
9.    If Tenant desires telegraphic, telephonic, burglar alarm or similar services, Tenant first shall obtain Landlord’s prior written consent (which shall not be unreasonably withheld, conditioned or delayed), and shall comply with Landlord’s commercially reasonable instructions for their installation.
10.    Tenant shall not place a load upon any floor of the Premises which exceeds the maximum load per square foot which the floor was designed to carry and which is allowed by law. Tenant’s business machines and mechanical equipment which cause noise or vibration which may be transmitted to the structure of the Building or to any space therein, and which is reasonably objectionable to Landlord or to any tenants in the Building, shall be placed and maintained by Tenant, at Tenant’s expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration.
11.    Tenant shall not use or keep in the Premises any Hazardous Materials, except as expressly permitted by the Lease. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations.
12.    Landlord may reasonably limit weight, size and position of all safes, fixtures and other equipment used in the Premises. If Tenant shall require extra heavy equipment, Tenant shall notify Landlord of such fact and shall pay the cost of structural bracing to accommodate it. All damage done to the Premises or Project by installing, removing or maintaining extra heavy equipment shall be repaired at the expense of Tenant.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

13.    Tenant and Tenant’s officers, agents and employees shall not make nor permit any loud, unusual or improper noises that unreasonably interfere with other Tenants or those having business with them.
14.    No machinery of any kind will be allowed in the Premises without the written consent of Landlord, which consent may not be unreasonably withheld, conditioned or delayed. This shall not apply, however, to customary office equipment or trade fixtures or package handling equipment.
15.    All freight must be moved into, within and out of the Project only during such reasonable hours and according to such reasonable regulations as may be posted from time to time by Landlord.
16.    Except as provided in the Lease, no aerial or satellite dish or similar device shall be erected on the roof or exterior walls of the Premises, or on the grounds, without in each instance, the written consent of Landlord, which consent may not be unreasonably withheld, conditioned or delayed. Any aerial so installed without such written consent shall be subject to removal without notice at any time.
17.    All garbage, including wet garbage, refuse or trash shall be placed by the Tenant in the receptacles appropriate for that purpose and only at locations prescribed by the Landlord and in accordance with Landlord’s reasonable refuse and recycling plan as may be amended from time to time.
18.    Tenant shall not burn any trash or garbage at any time in or about the Premises or any area of the Project.
19.    Tenant shall not use any method of heating or air-conditioning other than that supplied by Landlord, unless Tenant receives the prior written consent of Landlord.
20.    Landlord reserves the right to exclude any person from the Building between the hours of 6:00 p.m. and 7:00 a.m. the following day, or any other hours as may be established from time to time by Landlord, and on Saturdays, Sundays and legal holidays, unless that person is known to the person or employee in charge of the Building and has a pass or is properly identified. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of those persons. Landlord shall not be liable for damages for any error in admitting or excluding any person from the Building. Landlord reserves the right to prevent access to the Building by closing the doors or by other appropriate action in case of invasion, mob, riot, public excitement or other commotion.
21.    Tenant shall observe all security regulations issued by the Landlord and comply with instructions and/or directions of the duly authorized security personnel for the protection of the Project and all tenants therein, except to the extent such regulations unreasonably and materially limit Tenant’s right of access to the Premises and Project’s parking facilities or prohibit Landlord from entering “Secured Areas,” all as provided in the Lease.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

22.    Landlord will furnish Tenant, free of charge, with two (2) keys to Tenant’s premises entrance. Tenant shall deliver to Landlord, upon the termination of its tenancy, the keys to all locks for doors on the Premises, along with all of the cards for the card key system to the Building and in the event of loss of any keys or cards furnished by Landlord, shall pay Landlord therefor.
23. Tenant’s requests for assistance will be attended to only upon appropriate application to the office of the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.
24.    To the extent Tenant has been granted any parking privileges in the Lease, Tenant shall not park its vehicles in any parking areas designated by Landlord as areas for parking by visitors to the Building or other reserved parking spaces. Tenant shall not leave vehicles in the parking areas serving the Building overnight (unless Tenant is the sole tenant of the Project), nor park any vehicles in the parking areas serving the Building, other than automobiles, motorcycles, motor driven or non-motor driven bicycles or four-wheeled trucks. Tenant, its agents, employees and invitees shall not park any one (1) vehicle in more than one (1) parking space.
25.    The scheduling and manner of all Tenant move-ins and move-outs shall be subject to the reasonable discretion and reasonable approval of Landlord, and move-ins and move-outs shall take place only after 6:00 p.m. on weekdays, on weekends, or at other times as Landlord may designate. Landlord shall have the right to approve or disapprove the movers or moving company employed by Tenant (provided, however, that such approval shall not be unreasonably withheld, conditioned or delayed), and Tenant shall cause the movers to use only the entry doors and elevators reasonably designated by Landlord. If Tenant’s movers damage the elevator or any other part of the Project, Tenant shall pay to Landlord the amount required to repair the damage.
26.    Any requirements of the Tenant will be considered only upon written application to Landlord at Landlord’s address set forth in the Lease.
27.    No waiver of any rule or regulation by Landlord shall be effective unless expressed in writing and signed by Landlord or its authorized agent.
28.    Landlord reserves the right to exclude or expel from the Project any person who, in the reasonable judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of the law or the rules and regulations of the Project.
29.    Tenant shall cooperate with Landlord’s commercially reasonable requires to assure the most effective operation of the Building’s heating and air-conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice.
30.    Landlord reserves the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

31.    Subject to the terms and conditions of the Lease, Landlord reserves the right at any time to change or rescind any one or more of these rules and regulations or make such other and further reasonable, non-discriminatory rules and regulations as in Landlord’s judgment may from time to time be necessary for the operation, management, safety, care and cleanliness of the Project and the Premises, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants of the Project. Subject to the terms and conditions of the Lease, Landlord shall not be responsible to Tenant or the any other person for the non-observance or violation of the rules and regulations by any other tenant or other person. Tenant shall be deemed to have read these rules and have agreed to abide by them as a condition to its occupancy of the Premises. Notwithstanding anything to the contrary contained herein, Landlord agrees that the rules and regulations for the Project shall not be (i) modified or enforced in any way by Landlord so as to unreasonably and materially interfere with Tenant’s permitted use set forth in this Lease or Tenant’s access to the Premises or Project parking facility, or (ii) discriminatorily enforced against Tenant and not against other tenants of the Project.
32.    In the event of any conflict between these rules and regulations, or any further or modified rules and regulations from time to time issued by Landlord, and the Lease provisions, the Lease provisions shall govern and control.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

EXHIBIT H
TELECOMMUNICATIONS EQUIPMENT

DATASHEET

RocketDish™

airMAX® 2x2 PtP Bridge Dish Antenna

Models: RD-2G24, RD-3G26, RD-5G30, RD-5G30-LW, RD-5G34

Powerful Performance for Long-Range Links

Robust Design and Construction for Outdoor Use

Seamless Integration with Rocket Radios

UBIQUITI® NETWORKS

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

RocketDish™ | Datasheet

Overview

Pair a RocketDish™ antenna with a Rocket® basestation to create the endpoint of a high-performance, Point-to-Point (PtP) bridge or network backhaul (Rocket sold separately).

The RocketDish is available in the following frequency models:

- 2.4 GHz
- 3 GHz
- 5 GHz

Powerful Performance

The RocketDish antenna delivers 2x2, dual-polarity performance. On the right is one example of how the RocketDish with Rocket can be deployed in a backhaul link to deliver bandwidth from an ISP network out to a neighborhood tower. From there, an airMAX® Sector with Rocket delivers bandwidth to the ISP's customers.

Carrier-Class Construction

Incorporating a dish reflector design for excellent beam directivity, the RocketDish antennas feature robust mechanical design using industrial-strength hardware for outdoor application use.

Plug and Play Integration

RocketDish antennas and Rocket basestations have been designed to seamlessly work together. Every RocketDish has a built-in Rocket mount, so installation requires no special tools.

Snap the Rocket securely into place and mount the antenna; you then have the optimal combination of RocketDish and Rocket for your PtP application.

Application Example

Mounting a Rocket on the RD-5G30-LW

2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Hardware Overview

Innovative Mechanical Design

- **Secure pole-mounting** The hardware is designed to securely mount and maintain the position of the dish during harsh outdoor conditions.
- **Convenient installation** The bubble level allows for easy alignment.
- **Precision elevation adjustment of the RD-5G30-LW** Use this new feature to quickly fine-tune and adjust the elevation.

Weatherproof Design

- **Protective shroud** The shroud* protects the cables and connectors from nature's elements.
- **Mounting hardware of the RD-5G30-LW** Made of galvanized steel that is powder-coated for superior corrosion resistance.
- **Fasteners of the RD-5G30-LW** GEOMET-coated for improved corrosion resistance when compared with zinc-plated fasteners.

Protective Shroud
Pole Clamp
Elevation Rod
Mounting Bracket
Pole Clamp
Stabilizer Brackets

Back View of the Fully Assembled RD-5G30-LW

* All models except for the RD-2G24 include a shroud.

RocketDish™ | Datasheet

3

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

RocketDish™ | Datasheet

2.4 GHz Model

Model	Frequency	Gain	Radome*
RD-2G24	2 GHz	24 dBi	RAD-RD2

The 2.4 GHz frequency band is free to use, worldwide; however, it is extremely crowded due to interference from other wireless devices. Also, there are only three non-overlapping, 20 MHz channels available for use.

3 GHz Model

Model	Frequency	Gain	Radome*
RD-3G26	3 GHz	26 dBi	RAD-RD2

The 3 or 3.65 GHz frequency band is noise-free in most areas; however, its use requires a license. There may be additional restrictions on its use depending on local country regulations.

4

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

RocketDish™ | Datasheet

5 GHz Models

Model	Frequency	Gain	Radome*
RD-5G30	5 GHz	30 dBi	RAD-RD2

The 5 GHz frequency band is free to use, worldwide, offers plentiful spectrum, and works well for long-distance links. However, 5 GHz signals have more difficulty passing through obstacles than lower-frequency signals.

Model	Frequency	Gain	Radome*
RD-5G30-LW	5 GHz	30 dBi	ISO-BEAM-620

The RD-5G30-LW features the same gain as the RD-5G30 and adds the following advantages:

- Lightweight yet robust components lessen the load.
- The extended depth of the dish reflector rejects noise interference in co-location deployments.
- The design of the mounting bracket allows for ease of installation on a pole or tower.

Model	Frequency	Gain	Radome*
RD-5G34	5 GHz	34 dBi	RAD-RD3

The RD-5G34 offers 34 dBi of gain in a 1050-mm diameter size.

* *A radome is available as an optional accessory.*

5

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

RocketDish™ | Datasheet

RocketDish™
Radome

Models: RAD-RD2, RAD-RD3

Model	RD-2G24	RD-3G26	RD-5G30	RD-5G30-LW	RD-5G34
RAD-RD2	✓	✓	✓		
RAD-RD3					✓

A protective radome is available as an optional accessory for the RD-2G24, RD-3G26, RD-5G30, and RD-5G34. The RAD-RD2 or RAD-RD3 provides the following advantages:

- Reduces wind load
- Protects antenna surfaces from nature's harshest elements
- Conceals antenna feed equipment from public view

airFiber® X
Conversion Kit

Model: AF-5G-OMT-S45

Model	RD-2G24	RD-3G26	RD-5G30	RD-5G30-LW	RD-5G34
AF-5G-OMT-S45			✓		✓

The 5 GHz RocketDish to airFiber® Antenna Conversion Kit converts the RocketDish RD-5G30 or RD-5G34 antenna for use with the airFiber AF-5X radio.

6

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

RocketDish™ LW

Accessories

IsoBeam™

Model: ISO-BEAM-620

The IsoBeam™ is an isolator radome that is available as an optional accessory for the RD-5G30-LW and two PowerBeam® models:

- PBE-5AC-620
- PBE-M5-620

The innovative RF-choke perimeter of the IsoBeam delivers superior noise immunity in co-location deployments; its perimeter corrugation provides enhanced RF shielding. Compare the two near-field plots below, and note the breakthrough isolation performance of the IsoBeam.

Both near-field plots are displayed in watts and use a linear scale. The strength of the electromagnetic field is color-coded:

- Red: Highest strength
- Green: Medium strength
- Indigo: Lowest strength

Without IsoBeam

With IsoBeam

Precision Alignment Kit

Model: PAK-620

The Precision Alignment Kit is available as an optional accessory for the RD-5G30-LW. It features 15° of azimuth adjustment and 15° of elevation adjustment to enable extremely accurate aiming for optimal PtP link performance.

The Precision Alignment Kit is also compatible with other dish antennas:

- airFiber AF-5G30-S45
- PowerBeam PBE-5AC-620
- PowerBeam PBE-M5-620

RocketDish™ | Datasheet

7

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

RocketDish™ | Datasheet

Specifications

Antenna Characteristics					
Model	RD-2G24	RD-3G26	RD-5G30	RD-5G30-LW	RD-5G34
Dimensions*	650 x 650 x 295 mm (25.6 x 25.6 x 11.61")	650 x 650 x 300 mm (25.6 x 25.6 x 11.81")	650 x 650 x 304 mm (25.6 x 25.6 x 11.97")	650 x 650 x 386 mm (25.6 x 25.6 x 15.2")	1050 x 1050 x 421 mm (41.34 x 41.34 x 16.57")
Weight**	9.8 kg (21.61 lb)	9.8 kg (21.61 lb)	9.8 kg (21.61 lb)	7.4 kg (16.31 lb)	13.5 kg (29.76 lb)
Frequency Range	2.3 - 2.7 GHz	3.3 - 3.8 GHz	5.1 - 5.8 GHz	5.1 - 5.9 GHz	5.1 - 5.8 GHz
Gain	24 dBi	26 dBi	30 dBi	30 dBi	34 dBi
HPOL Beamwidth	6.6° (3 dB)	7° (3 dB)	5° (3 dB)	5.8° (3 dB)	3° (3 dB)
VPOL Beamwidth	6.8° (3 dB)	7° (3 dB)	5° (3 dB)	5.8° (3 dB)	3° (3 dB)
F/B Ratio	28 dB	33 dB	34 dB	30 dB	42 dB
Max. VSWR	1.6:1	1.4:1	1.4:1	1.6:1	1.4:1
Wind Loading	787 N @ 200 km/h (177 lbf @125 mph)			790 N @ 200 km/h (178 lbf @ 125 mph)	1,779 N @ 200 km/h (400 lbf @ 125 mph)
Wind Survivability	200 km/h (125 mph)				
Polarization	Dual-Linear				
Cross-pol Isolation	35 dB Min.				
ETSI Specification	EN 302 326 DN2				
Mounting	Universal Pole Mount, Rocket Bracket, and Weatherproof RF Connectors Included				

* Dimensions exclude pole mount and Rocket (Rocket sold separately)

** Weight includes pole mount and excludes Rocket (Rocket sold separately)

8

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

DIRECTV® Antenna Installation Manual

SlimLine™ Multi-Satellite Dish Antenna with Integrated Ka/Ku LNBs and Built-in Multi-Switch

Introduction

This Multi-Satellite Dish antenna requires specialized tools and equipment for successful installation, therefore we recommend professional installation only. This manual is a guide for the professional installer.

The DIRECTV *SlimLine* Multi-Satellite Dish antenna is primarily designed for use with up to four independently operating DIRECTV Ka/Ku MPEG-4 HD Receivers but will function with other DIRECTV receivers as well. Along with the receiver User Manual, this guide will provide the information needed to successfully install and operate the DIRECTV System. Throughout this manual, this DIRECTV *SlimLine* Multi-Satellite Dish Antenna may also be referred to as the "antenna".

For best results, we suggest you read carefully through these pages first before beginning installation. The guide is intended for individuals experienced in performing the various tasks described, including:

- Determining an antenna location with a good southerly view of the satellites
- Climbing a ladder and working on your roof
- Observing safe working practices around heights and electrical hazards
- Determining if there are water pipes, gas lines or wiring hidden in walls where you are going to drill
- Using a power drill to drill holes into a structure
- Routing coaxial cable(s) through foundation, wall, under-floor, attic or interior walls
- Safely lifting and securing the 30-lb. antenna assembly
- Grounding the antenna and cable(s) as recommended in the National Electric Code (NEC)*

DIRECTV
SlimLine

Safety Information

Local and National electrical codes (NEC) require the antenna and the coaxial cables to be connected to a grounding electrode. Improper installation may seriously damage the equipment or the building, as well as cause injury or death to you. For your own safety, follow these important safety rules or contact a licensed inspector or electrician in your area for assistance:

- If you will be mounting the antenna in a location where it will be difficult or dangerous to view the attached bubble level (see page 6), use a small mirror or plumbing level instead. DO NOT risk falling.
- Perform as many functions as possible on the ground.
- Do not install the antenna on a rainy, snowy or windy day.
- Make sure there are no people, pets, etc. below when you are working on the roof.
- Watch out for power lines which may be overhead, underground and/or hidden behind walls, keeping safely clear of them with ladders, antenna and tools during installation.

The Federal Communications Commission (FCC) has ruled that a local government or homeowner's association may not prevent the installation of satellite antennas one meter or smaller in diameter, unless legitimate safety restrictions such as fire codes are in effect. Call FCC tel: (202) 418-0163; See FCC Web sites at **http://www.fcc.gov/cgb/satellite.html** or **http://www.fcc.gov/mb/facts/otard.html** for more information.

ACTIVATION OF PROGRAMMING MAY BE SUBJECT TO CREDIT APPROVAL AND REQUIRES VALID SERVICE ADDRESS, SOCIAL SECURITY NUMBER AND/OR MAJOR CREDIT CARD. DEPOSIT OR PREPAYMENT MAY BE REQUIRED. Programming subject to change. You must be physically located in the U.S. to be an authorized DIRECTV customer. DIRECTV services not provided outside the U.S. DIRECTV programming is sold separately and independently of DIRECTV System hardware. A valid programming subscription is required to operate DIRECTV System hardware. Activate your DIRECTV programming today at 1-800-DIRECTV (1-800-347-3288).

*NEC is published by the National Fire Protection Agency, 1 Batterymarch Park, Quincy, Massachusetts, 02269-9101 and may be available at your public library.

Wistron NeWeb Corporation

DIRECTV *SlimLine* Multi-Satellite Dish Antenna 1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

SCHEDULE 1
Charging Stations Site Plan

Schedule 1-1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

395 PAGE MILL ROAD // PALO ALTO //

SITE PLAN

PAGE MILL ROAD
ASH STREET
PARK BOULEVA
IVE STREET
395
PARKING PLATFORM
(2 LEVELS)
possible Street Transformers in landscaping near sidewalk
20 existing electrical car outlet parking spots. Level 1 of the parking garage appears to be the transformer (need confirmation)

3

EXCLUSIVE AGENTS

Newmark Cornish & Carey

HOWIE DALLMAR 650.688.8530
howard@newmarkccarey.com
CA RE License #00864566

PHIL MAHONEY 408.982.8430
pmahoney@newmarkccarey.com
CA RE License #00834704

JAY PAUL COMPANY

Schedule 1-2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

SCHEDULE 2
TRI-PARTY AGREEMENT
This Tri-Party Agreement (this “Agreement”) is made and entered into as of August ___, 2016, by and among 395 PAGE MILL LLC, a Delaware limited liability company (“Borrower”), CLOUDERA, INC., a Delaware corporation (“Tenant”) and NONGHYUP BANK, as trustee of HYUNDAI STAR PRIVATE REAL ESTATE INVESTMENT TRUST 5 (“Lender”).
RECITALS
A.    On or about August__, 2016, Borrower and Tenant entered into that certain “Triple Net Building Lease”, (as the same is or may hereafter be amended from time to time, the “Lease”) whereby Tenant agreed to lease from Borrower, and Borrower agreed to Lease to Tenant, that certain real property located at 395 Page Mill Road, Palo Alto, Santa Clara County, California more particularly described on Exhibit A hereto (the “Property”) together with any and all improvements now or hereafter located on the Property (collectively together with the Property, the “Premises”) on and subject to the terms and conditions set forth in the Lease.
B.    Pursuant to Section 4.07 of the Lease, Tenant has caused Silicon Valley Bank (“Issuing Bank”) to issue its irrevocable standby letter of credit No. [***] in favor of Borrower and Lender as co-beneficiaries for the account of Tenant in the stated amount of [***] (together with all and any replacement or renewal letters of credit, the “Letter of Credit”).
C.    On or about July 25, 2016, Borrower and Lender entered into a Loan Agreement whereby Lender agreed to make a [***] loan (the “Loan”) to Borrower. The Loan Agreement, together with all other documents and instruments evidencing, securing or relating to the Loan are referred to herein as the “Loan Documents.”
D.    Pursuant to the Loan Documents, Lender and Borrower agreed that any letters of credit issued on behalf of Tenant as security under the Lease name both Lender and Borrower as co-beneficiaries.
E.    Now, therefore, in consideration of the foregoing and the covenants and agreements contained herein, and for other good and valuable consideration, the parties hereto agree as follows:
AGREEMENT
1.    Borrower and Tenant agree to cause Issuing Bank to issue the Letter of Credit in the form attached hereto as Exhibit B.
2.    Agreements of Borrower. Borrower agrees that:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

a)	Lender shall have the right to hold the original copy of the Letter of Credit; and

b)	Lender shall have the right to draw upon the Letter of Credit pursuant to the terms and provisions of Section 4.07 of the Lease.

c)
The foregoing notwithstanding, as between Lender and Borrower, the provisions of the Loan Documents shall govern and control the rights and priorities of Borrower and Lender in, to and under the Letter of Credit and which of Borrower or Lender shall have the right to make drawings on the Letter of Credit, whether the proceeds of any drawing under the Letter of Credit shall be paid to Borrower or retained by Lender, the order of application of the proceeds of any drawing under the Letter of Credit against the obligations of Borrower under the Loan Documents and any similar or related matters.

d)
Borrower may not assign or otherwise transfer Borrower’s rights as a co-beneficiary under the Letter of Credit to any other party without the prior written consent of Lender, except in connection with any assignment or transfer of the Premises or Lease permitted without Lender’s consent pursuant to the terms of the Loan Documents.

3.    Agreements of Lender. Lender agrees, for itself and for all of the other lenders who now or hereafter may hold an interest in the Loan, that:

a)
As between Lender and Tenant and between Borrower and Tenant, the provisions of Section 4.07 of the Lease shall govern and control (i) any and all drawings under the Letter of Credit, (ii) the use and application of the proceeds of any and all drawings on the Letter of Credit, and (iii), if applicable, the return of the Letter of Credit and/or any proceeds of any and all drawings thereon;

b)	Lender shall only be entitled to draw on the Letter of Credit if and to the extent Borrower is entitled to draw on the Letter of Credit pursuant to the provisions of Section 4.07 of the Lease;

c)
The foregoing notwithstanding, as between Lender and Borrower, the provisions of the Loan Documents shall govern and control the rights and priorities of Borrower and Lender in, to and under the Letter of Credit and which of Borrower or Lender shall have the right to make drawings on the Letter of Credit, whether the proceeds of any drawing under the Letter of Credit shall be paid to Borrower or retained by Lender, the order of application of the proceeds of any drawing under the Letter of Credit against the obligations of Borrower under the Loan Documents and any similar or related matters.

4.    General Provisions.

a)	Upon Lender’s request, each of Borrower and Tenant shall execute, acknowledge and deliver any other commercially reasonable instruments and perform any other

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

commercially reasonable acts necessary, desirable or proper, as determined by Lender in its reasonable and good faith discretion, to establish, confirm and/or preserve Lender’s rights under the Letter of Credit.

b)
This Agreement, its construction, interpretation, and enforcement, and the rights of the parties hereto with respect to all matters arising hereunder or related hereto shall be determined under, governed by, and construed in accordance with the laws of the State of California without giving effect to its conflict of laws principles.

c)
This Agreement constitutes the entire understanding among the parties hereto with respect to the matters contemplated herein, and this Agreement cannot be amended, modified or discharged in any way except by written instrument signed by the parties hereto.

d)
Any provision of this Agreement which is prohibited, invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, invalidity, illegality or unenforceability without invalidating, affecting or impairing the validity, legality or enforceability of the remaining provisions hereof, and any such prohibition, invalidity, illegality or unenforceability in any such jurisdiction shall not invalidate, affect or impair the validity, legality or enforceability of such provision in any other jurisdiction.

e)
This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns. Without limiting the generality of the foregoing, any successor to Lender under the Loan Documents or any other person or entity to whom Lender transfers its interest in any of the Letter of Credit (whether through assignment, reissuance of said Letter(s) of Credit or otherwise) who is not the Landlord under the Lease shall acknowledge and agree in writing, for the benefit of Tenant, that it is and shall be bound by the terms and provisions of this Agreement, a copy of which written agreement shall be provided to Tenant.

f)
Notices. All notices or other communications required or permitted to be given pursuant to the provisions of this Agreement shall be in writing and shall be considered as properly given if delivered to the appropriate party at the address set forth below (subject to change from time to time by written notice to all other parties to this Agreement). Except when otherwise required by law, any notice which a party is required or may desire to give the other shall be in writing and may be sent by personal delivery or by mail (either (i) by United States registered or certified mail, return receipt requested, postage prepaid, or (ii) by Federal Express or similar generally recognized overnight carrier regularly providing proof of delivery). Any notice so given by mail shall be deemed to have been given as of the date of delivery established by U.S. Post Office return receipt or the overnight carrier’s proof of delivery, as the case may be. Any such notice not so given shall be deemed given upon receipt of the same by the party to whom the notice is to be given; provided, however, that non-receipt of any communication

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

as the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication. For purposes of notice, the addresses of the parties shall be:

If to Borrower:	If to Tenant:
395 Page Mill LLC c/o Jay Paul Company Four Embarcadero Center, Suite 3620 San Francisco. California 94111 Attention: Jay Paul	Cloudera, Inc. 395 Page Mill Road Palo Alto, California 94306 Attention: Jim Frankola
With a copy to:	With a copy to:
Manatt Phelps Phillips LLP One Embarcadero Center San Francisco, California 94111 Attention: Clayton Gantz, Esq.

If to Lender:
Nonghyup Bank, as trustee of Hyundai Star Private Real Estate Investment Trust 5 13F, 120, Tongil-Ro, Jung-Gu Seoul, Republic of Korea 04517 Facsimile: 82-2-2080-3697 Attention: Doug Jun Lee
With a copy to:
Paul Hastings LLP 200 Park Avenue New York, New York 10166 Attention: Eric F. Allendorf, Esq.

Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days’ notice to the other party in the manner set forth hereinabove.

g)
If any party to this Agreement shall bring any action or proceeding for any relief against the other, declaratory or otherwise, arising out of this Agreement, the losing party shall pay to the prevailing party reasonable attorney’s fees and costs incurred in bringing or defending such action or proceeding and/or enforcing any judgment granted therein, all of which shall be deemed to have accrued upon the commencement of such action or proceeding and shall be paid whether or not such action or proceeding is prosecuted to final judgment. Any judgment or order entered in such action or proceeding shall contain a specific provision providing for the recovery of attorney’s fees and costs, separate from the judgment, incurred in enforcing such judgment.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

h)	Neither the Lease nor any of the Loan Documents are modified by this Agreement.
This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, taken together, shall constitute one and same instrument.
[NO FURTHER TEXT ON THIS PAGE]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.
“LENDER”    “TENANT”
NONGHYUP BANK, as trustee of    CLOUDERA, INC.,
HYUNDAI STAR PRIVATE REAL ESTATE    a Delaware corporation
INVESTMENT TRUST 5

By:	By:
Its:	Its:

“BORROWER”
395 PAGE MILL LLC,
a Delaware limited liability company

By:
Its:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

EXHIBIT A
LEGAL DESCRIPTION

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

EXHIBIT B
FORM OF LETTER OF CREDIT
IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER ______________
ISSUE DATE: _____________
ISSUING BANK:
SILICON VALLEY BANK
3003 TASMAN DRIVE
2ND FLOOR, MAIL SORT HF210
SANTA CLARA, CALIFORNIA 95054
BENEFICIARY:
395 PAGE MILL, LLC, A DELAWARE LIMITED
LIABILITY COMPANY (“LANDLORD”)
AND/OR
NONGHYUP BANK, as trustee of HYUNDAI STAR
PRIVATE REAL ESTATE TRUST 5
(“LENDER”) C/O MESA WEST CAPITAL, LLC
11755 WILSHIRE BLVD., SUITE 2100
LOS ANGELES, CA 90025
APPLICANT:
CLOUDERA INC.
1001 PAGE MILL
PALO ALTO, CA 94304
AMOUNT: US[***]
EXPIRATION DATE:    ONE YEAR FROM ISSUANCE
LOCATION: SANTA CLARA, CALIFORNIA
DEAR SIR/MADAM:
WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF0 ________ IN FAVOR OF THE ABOVE NAMED BENEFICIARY AVAILABLE BY YOUR DRAFTS DRAWN ON US AT SIGHT IN THE FORM OF EXHIBIT “A” ATTACHED AND ACCOMPANIED BY THE FOLLOWING DOCUMENTS:
1.    THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY.
2.    A DATED AND SIGNED BENEFICIARY’S STATEMENT STATING AS FOLLOWS:
“AN EVENT OF DEFAULT (AS DEFINED IN THE LEASE) HAS OCCURRED BY APPLICANT, AS TENANT UNDER THAT CERTAIN LEASE AGREEMENT BETWEEN TENANT, AND LANDLORD. FURTHERMORE THIS IS TO CERTIFY THAT: (I) LANDLORD HAS GIVEN WRITTEN NOTICE TO TENANT TO CURE THE DEFAULT PURSUANT TO THE TERMS OF THE LEASE; (II) SUCH DEFAULT HAS NOT BEEN CURED UP TO THIS DATE OF DRAWING UNDER THIS LETTER OF CREDIT; AND (III) LANDLORD IS AUTHORIZED TO DRAW DOWN ON THE LETTER OF CREDIT UNDER THE LEASE.” OR
“AN EVENT OF DEFAULT (AS DEFINED IN THE LEASE) OR BANKRUPTCY BY APPLICANT HAS OCCURRED BY APPLICANT AS TENANT UNDER THAT CERTAIN LEASE AGREEMENT BETWEEN TENANT, AND LANDLORD AS A RESULT LANDLORD IS AUTHORIZED TO DRAW DOWN ON THE LETTER OF CREDIT UNDER THE LEASE.”

ALL THE DETAILS SET FORTH HEREIN IN THIS LETTER OF CREDIT

Applicant’s Authorized Signature	DATE
Schedule 2-8

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

WE HEREBY CERTIFY THAT WE WILL NOT INQUIRE AS TO THE ACCURACY OF SUCH STATEMENT NOR WE WILL CONSIDER ANY DISPUTES BY THE APPLICANT REGARDING THE CONTENTS OF SUCH STATEMENT.
PARTIAL DRAWS AND MULTIPLE PRESENTATIONS ARE ALLOWED.
ANY ONE BENEFICIARY OR ALL BENEFICIARIES, ACTING INDIVIDUALLY OR JOINTLY, MAY DRAW ON THIS LETTER OF CREDIT IN WHOLE OR IN PART, AND ANY ACTION TAKEN BY ANY BENEFICIARY HEREUNDER SHALL BIND ALL OF THEM.
THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR AN ADDITIONAL PERIOD OF ONE YEAR, WITHOUT AMENDMENT, FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE UNLESS AT LEAST 60 DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE SEND YOU A NOTICE BY REGISTERED MAIL OR OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESS (OR ANY OTHER ADDRESS INDICATED BY YOU, IN A WRITTEN NOTICE TO US THE RECIEPT OF WHICH WE HAVE ACKNOWLEDGED, AS THE ADDRESS TO WHICH WE SHOULD SEND SUCH NOTICE) THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE CURRENT EXPIRATION DATE. IN NO EVENT SHALL THIS LETTER OF CREDIT BE AUTOMATICALLY EXTENDED BEYOND SEPTEMBER 30, 2027, WHICH IS THE FINAL EXPIRATION DATE. IN THE EVENT OF SUCH NOTICE OF NON- EXTENSION, YOU MAY DRAW HEREUNDER WITH A DRAFT STATED ABOVE AND ACCOMPANIED BY THIS ORIGINAL LETTER OF CREDIT AND AMENDMENT(S), IF ANY, ALONG WITH YOUR SIGNED STATEMENT STATING THAT YOU HAVE RECEIVED A NON-EXTENSION NOTICE FROM SILICON VALLEY BANK AND YOU HAVE NOT RECEIVED A REPLACEMENT LETTER OF CREDIT ACCEPTABLE TO YOU.
THIS LETTER OF CREDIT IS TRANSFERABLE ONE OR MORE TIMES, BUT IN EACH INSTANCE ONLY UP TO THE THEN AVAILABLE AMOUNT, ASSUMING SUCH TRANSFER TO SUCH TRANSFEREE WOULD BE IN COMPLIANCE WITH THEN APPLICABLE LAW AND REGULATION, INCLUDING BUT NOT LIMITED TO THE REGULATIONS OF THE U. S. DEPARTMENT OF TREASURY AND U. S. DEPARTMENT OF COMMERCE. AT THE TIME OF TRANSFER, THE ORIGINAL LETTER OF CREDIT AND ORIGINAL AMENDMENT(S), IF ANY, MUST BE SURRENDERED TO US AT OUR ADDRESS INDICATED IN THIS LETTER OF CREDIT TOGETHER WITH OUR TRANSFER FORM ATTACHED HERETO AS EXHIBIT “B” DULY EXECUTED. THE CORRECTNESS OF THE SIGNATURE AND TITLE OF THE PERSON SIGNING THE TRANSFER FORM MUST BE VERIFIED BY BENEFICIARY’S BANK. BENEFICIARY SHALL PAY OUR TRANSFER FEE OF ¼ OF 1% OF THE TRANSFER AMOUNT (MINIMUM US $250.00) UNDER THIS LETTER OF CREDIT. PAYMENT OF ANY TRANSFER FEES AND/OR ANY TRANSFER COST SHALL NOT BE A CONDITION PRECEDENT TO TRANSFER. EACH TRANSFER SHALL BE EVIDENCED BY OUR ENDORSEMENT ON THE REVERSE OF THE LETTER OF CREDIT AND WE SHALL FORWARD THE ORIGINAL OF THE LETTER OF CREDIT SO ENDORSED TO THE TRANSFEREE.
ALL DEMANDS FOR PAYMENT SHALL BE MADE EITHER IN PERSON OR BY OVERNIGHT COURIER BY PRESENTATION OF THE ORIGINAL APPROPRIATE DOCUMENTS DURING REGULAR BUSINESS HOURS ON A BUSINESS DAY AT OUR OFFICE (THE “BANK’S OFFICE”) AT: SILICON VALLEY BANK, 3003 TASMAN DRIVE, SANTA CLARA, CA 95054, ATTENTION: GLOBAL FINANCIAL SERVICES STANDBY LETTER OF CREDIT DEPARTMENT; OR BY FACSIMILE TRANSMISSION AT: (408) 496-2418 OR (408) 969-6510; AND SIMULTANEOUSLY UNDER TELEPHONE ADVICE TO: (408)654-6274 OR (408) 654-7716, ATTENTION: STANDBY LETTER OF CREDIT NEGOTIATION DEPARTMENT WITH ORIGINALS TO FOLLOW BY OVERNIGHT COURIER SERVICE; PROVIDED, HOWEVER, THE BANK WILL DETERMINE HONOR OR DISHONOR ON THE BASIS OF PRESENTATION BY FACSIMILE ALONE, AND WILL NOT EXAMINE THE ORIGINALS.
WE HEREBY AGREE WITH THE BENEFICIARY THAT THE DRAFTS DRAWN UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION TO US ON OR BEFORE THE EXPIRATION DATE OF THIS LETTER OF CREDIT.

ALL THE DETAILS SET FORTH HEREIN IN THIS LETTER OF CREDIT

Applicant’s Authorized Signature	DATE
Schedule 2-9

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

IF ANY INSTRUCTIONS ACCOMPANYING A DRAWING UNDER THIS LETTER OF CREDIT REQUEST THAT PAYMENT IS TO BE MADE BY TRANSFER TO YOUR ACCOUNT WITH ANOTHER BANK, WE WILL ONLY EFFECT SUCH PAYMENT BY FED WIRE TO A U.S. REGULATED BANK, AND WE AND/OR SUCH OTHER BANK MAY RELY ON AN ACCOUNT NUMBER SPECIFIED IN SUCH INSTRUCTIONS EVEN IF THE NUMBER IDENTIFIES A PERSON OR ENTITY DIFFERENT FROM THE INTENDED PAYEE.
THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES (ISP98), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590.
SILICON VALLEY BANK,

AUTHORIZED SIGNATURE	AUTHORIZED SIGNATURE

ALL THE DETAILS SET FORTH HEREIN IN THIS LETTER OF CREDIT

Applicant’s Authorized Signature	DATE
Schedule 2-10

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER ____________________
EXHIBIT “A”

DATE:____________	REF. NO. ________________
AT SIGHT OF THIS DRAFT
PAY TO THE ORDER OF _____________________________________________US$_______________
US DOLLARS
DRAWN UNDER SILICON VALLEY BANK, SANTA CLARA, CALIFORNIA, STANDBY
LETTER OF CREDIT NUMBER NO. ________________________DATED ___________________
TO:	SILICON VALLEY BANK
3003 TASMAN DRIVE
SANTA CLARA, CA 95054	(BENEFICIARY’S NAME)

Authorized Signature

GUIDELINES TO PREPARE THE DRAFT

1.	DATE: ISSUANCE DATE OF DRAFT.

2.	REF. NO.: BENEFICIARY’S REFERENCE NUMBER, IF ANY.

3.	PAY TO THE ORDER OF: NAME OF BENEFICIARY AS INDICATED IN THE L/C (MAKE SURE BENEFICIARY ENDORSES IT ON THE REVERSE SIDE).

4.	US$: AMOUNT OF DRAWING IN FIGURES.

5.	USDOLLARS: AMOUNT OF DRAWING IN WORDS.

6.	LETTER OF CREDIT NUMBER: SILICON VALLEY BANK’S STANDBY L/C NUMBER THAT PERTAINS TO THE DRAWING.

7.	DATED: ISSUANCE DATE OF THE STANDBY L/C.

8.	BENEFICIARY’S NAME: NAME OF BENEFICIARY AS INDICATED IN THE L/C.

9.	AUTHORIZED SIGNATURE: SIGNED BY AN AUTHORIZED SIGNER OF BENEFICIARY.

IF YOU HAVE QUESTIONS RELATED TO THIS STANDBY LETTER OF CREDIT PLEASE CONTACT US AT _______________.
IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER _________________

ALL THE DETAILS SET FORTH HEREIN IN THIS LETTER OF CREDIT

Applicant’s Authorized Signature	DATE
Schedule 2-11

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

EXHIBIT “B”
TRANSFER FORM
DATE: _____________________
TO:    SILICON VALLEY BANK
3003 TASMAN DRIVE    RE: IRREVOCABLE STANDBY LETTER OF CREDIT
SANTA CLARA, CA 95054    NO. _______________ ISSUED BY
ATTN:INTERNATIONAL DIVISION.    SILICON VALLEY BANK, SANTA CLARA
STANDBY LETTERS OF CREDIT    L/C AMOUNT: _____________________
GENTLEMEN:
FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

(NAME OF TRANSFEREE)

(ADDRESS)
ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.
BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECTLY TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.
THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

SIGNATURE AUTHENTICATED
The names(s), title(s), and signature(s) conform to that/those on file with us for the company and the signature(s) is/are authorized to execute this instrument.	(BENEFICIARY’S NAME)
By:
Printed Name:
(Name of Bank)	Title:

(Address of Bank)

(City, State, Zip Code)

(Print Authorized Name and Title)

(Authorized Signature)

(Telephone Number)

ALL THE DETAILS SET FORTH HEREIN IN THIS LETTER OF CREDIT

Applicant’s Authorized Signature	DATE
Schedule 2-12